                                                       Registration No. 33-14692
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                       POST-EFFECTIVE AMENDMENT NO. 13 TO
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                            ------------------------

           LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
                             (Exact name of Trust)


                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                           1300 South Clinton Street
                                 P.O. Box 1110
                             Fort Wayne, IN  46801
         (Complete address of depositor's principal executive offices)
                           -------------------------

Name and complete address
of agent for service:                  Copy to:

Carl L. Baker, Esquire                 Brian Burke, Esquire
Vice President &                       Counsel
Deputy General Counsel                 The Lincoln National
The Lincoln National                   Life Insurance Company
Life Insurance Company                 1300 South Clinton Street
1300 South Clinton Street              P.O. Box 1110
P.O. Box 1110                          Fort Wayne, Indiana 46801
Fort Wayne, IN  46801

                           -------------------------

--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on April 30, 1997 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

Title and amount of securities being registered: Flexible Premium Variable Life Insurance Policies. The Policies are not issued in predetermined units or amounts.

Proposed maximum aggregate offering price to the public of the securities being registered: The registrant has elected to register an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice on Form 24F-2 for the registrant's fiscal year, ending December 31, 1996, was filed on February 28, 1997.

Approximate date of proposed public offering: As soon as practicable after April 30, 1997.

     [_]  Check box if it is proposed that this filing will become effective on
(date) at (time) pursuant to Rule 487.

================================================================================

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS
         FOR LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

N8B-2 ITEM     CAPTION IN PROSPECTUS
----------     ---------------------
1              Cover Page
2              Cover Page
3              Not applicable
4              Lincoln Life
5              Lincoln Life
6              The Separate Account
7              Not applicable
8              Not applicable
9              Legal Proceedings
10             The Separate Account; Surrender of the Policy; The Policy;
               Premium Payment and Allocation of Premiums; Policy Lapse and
               Reinstatement; Voting Rights; Policy Changes; Addition,
               Deletion, and Substitution of Investments; Guaranteed Death
               Benefit
11             Lincoln Life; The Separate Account
12             Lincoln Life; The Separate Account
13             Charges and Deductions
14             Requirements for Issuance of Policy
15             Premium Payment and Allocation of Premiums
16             Premium Payment and Allocation of Premiums
17             Surrender of the Policy
18             The Separate Account
19             Reports and Records; Projections of Benefits & Values
20             Not Applicable
21             Loans
22             Not applicable
23             Safekeeping of the Account's Assets
24             General Provisions
25             Lincoln Life
26             Not applicable
27             Lincoln Life
28             Executive Officers and Directors of Lincoln National Life
               Insurance Co.
29             Lincoln Life
30             Not applicable
31             Not applicable
32             Not applicable
33             Not applicable
34             Not applicable
35             Distribution of The Policy
36             Not applicable

N8B-2 ITEM    CAPTION IN PROSPECTUS
----------    ---------------------
37            Not applicable
38            Distribution of the Policy
39            Distribution of the Policy
40            Not applicable
41            Lincoln Life; Distribution of the Policy
42            Not applicable
43            Not applicable
44            Not applicable
45            Not applicable
46            Not applicable
47            The Separate Account
48            Not applicable
49            Not applicable
50            The Separate Account
51            Lincoln Life; Premium Payment and Allocation of Premiums; Charges
              Against the Separate Account
52            Addition, Deletion and Substitution of Investments
53            Federal Tax Matters
54            Not applicable
55            Not applicable
56            Not applicable
57            Not applicable
58            Not applicable
59            Not applicable

AMERICAN LEGACY LIFE

LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Ind. 46801
(800) 348-0851
The flexible premium variable life insurance policy (policy) offered by Lincoln National Life Insurance Co. (Lincoln Life) and described in this prospectus is designed to provide life insurance protection. A policy may be issued only to persons age 80 or younger and only for an initial premium of $10,000 or more. The owner may pay a single premium, or subject to certain restrictions, vary the frequency and amount of premium payments. The level of life insurance bene-fits payable under the policy may also be increased or decreased subject to certain restrictions.

An owner may allocate amounts to Lincoln National Flexible Premium Variable Life Account F (Separate Account). Amounts allocated to the Separate Account may be invested in the American Variable Insurance Series, which has nine funds available:

 . Global Growth Fund
 . Growth Fund

 . International Fund
 . Growth-Income Fund
 . Asset Allocation Fund
 . High-Yield Bond Fund
 . Bond Fund
 . U.S. Government/AAA-Rated Securities Fund
 . Cash Management Fund

The amount of the death benefit may, and the policy value will, reflect the in-vestment experience of the chosen subaccounts of the Separate Account and in-terest credited to the policy on loans held in the General Account, as well as the frequency and amount of premiums, and the charges assessed in connection with the policy. As long as the policy remains in force, the death benefit will not be less than the current specified amount of the policy. The policy will remain in force so long as net cash surrender value is sufficient to pay the monthly deductions imposed in connection with the policy. The owner bears the entire investment risk for all amounts allocated to the Separate Account; no minimum policy value or net cash surrender value is guaranteed.

The purchase and ownership of the policy involves various charges which are ex-plained under the heading Charges and deductions on page 6.

It may not be advantageous to purchase a policy: (1) as a replacement for an-other type of life insurance; or,
(2) to obtain additional insurance protection if the purchaser already owns an-other flexible premium variable life insurance policy.

The policy is or may be a Modified Endowment Contract. A life insurance policy becomes a Modified Endowment Contract if the premiums paid for the policy ex-ceed certain limits referred to as the 7-pay limitation. Because the issue pre-mium normally exceeds the 7-pay limitation, the policy will likely be a Modi-fied Endowment Contract unless it is purchased with cash values transferred from a pre-existing life insurance policy which is not a Modified Endowment Contract and the transfer meets the requirements for a tax-free exchange. The taxation of loans from, or surrenders of, a Modified Endowment Contract is gen-erally less favorable than applies to such distributions from a life insurance policy that is not a Modified Endowment Contract. In particular, loans or sur-renders made from a Modified Endowment Contract are normally reportable income to the extent of any gain in the policy and such income will also be subject to an additional 10% income tax if the loan is taken before the owner attains age 59 1/2.

This prospectus is valid only if accompanied or preceded by a prospectus for American Variable Insurance Series.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE REGULATORY AGENCY, NOR HAS THE COMMISSION, OR ANY STATE REGULATORY AGENCY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully and retain it for future reference.

The date of this prospectus is April 30, 1997.

TABLE OF CONTENTS

                                                   Page
-------------------------------------------------------
SUMMARY OF THE POLICY                                1
-------------------------------------------------------
LINCOLN LIFE AND THE SEPARATE ACCOUNT
Lincoln Life                                         3
The Separate Account                                 3
The investment advisor                               3
Addition, deletion or substitution of investments    3
-------------------------------------------------------
THE POLICY
Requirements for issuance of a policy                4
Units and unit values                                4
Premium payment and allocation of premiums           5
Dollar cost averaging program                        6
Effective date                                       6
Right to examine policy                              6
Policy termination                                   6
-------------------------------------------------------
CHARGES AND DEDUCTIONS
Surrender charges                                    6
Cost of insurance charges                            7
Charges against the Separate Account                 7
Reduction of charges                                 8
-------------------------------------------------------
POLICY BENEFITS
Death benefit                                        8
Guaranteed death benefit                             9
Policy changes                                       9
Policy value                                        10
Transfer between subaccounts                        10
Loans                                               11
Policy lapse and reinstatement                      11
Surrender of the policy                             11
Proceeds and payment options                        12

--------------------------------------------------------------------------------

                                                Page
----------------------------------------------------
GENERAL PROVISIONS
The contract                                     12
Suicide                                          12
Representations and contestability               12
Incorrect age or sex                             13
Change of owner or beneficiary                   13
Assignment                                       13
Reports and records                              13
Projection of benefits and values                13
Postponement of payments                         13
Accelerated Benefit Election Rider               13
----------------------------------------------------
DISTRIBUTION OF THE POLICY                       14
----------------------------------------------------
FEDERAL TAX MATTERS
Tax status of the policy                         14
Tax treatment of policy benefits                 15
Taxation of the Separate Account                 16
----------------------------------------------------
VOTING RIGHTS                                    16
----------------------------------------------------
STATE REGULATION OF LINCOLN LIFE
AND THE SEPARATE ACCOUNT                         17
----------------------------------------------------
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS     17
----------------------------------------------------
LEGAL PROCEEDINGS                                17
----------------------------------------------------
EXPERTS                                          17
----------------------------------------------------
ADDITIONAL INFORMATION                           18
----------------------------------------------------
APPENDIX A: Executive Officers & Directors
           of Lincoln National Life
           Insurance Co.                         19
----------------------------------------------------
APPENDIX B: Illustrations of policy values       24
----------------------------------------------------
APPENDIX C: Definitions for Separate Account F   31
----------------------------------------------------
FINANCIAL STATEMENTS                             33

SUMMARY OF THE POLICY

The following summary is intended to give you a brief explanation of the most important features of your policy. The summary is not comprehensive and is en-tirely qualified by more specific information contained elsewhere in this pro-spectus. Throughout this prospectus, in order to make the following documents more understandable, we have italicized the special terms.

WHAT TYPE OF POLICY AM I PURCHASING?
Your policy is a flexible premium variable life insurance policy whose primary purpose is to provide life insurance protection on the insured. As long as your policy remains in force, the policy will provide for: (1) the payment of a death benefit to a beneficiary upon the insured's death; (2) policy loan privileges and surrender privileges; and (3) the payment of the net cash sur-render value to the owner, if living, on the maturity date.

HOW DOES THE LIFE INSURANCE
PROTECTION WORK?

The policy provides for the payment of benefits upon the death of the insured. So long as your policy remains in force, the minimum death benefit payable will be the current specified amount, reduced by any outstanding loan and any due and unpaid charges. Under certain conditions, a guaranteed death benefit on the life of the insured in an amount equal to the sum of all premiums paid will be provided until the maturity date despite the lapse of the policy.

You also have flexibility to adjust the death benefit prior to the maturity date by increasing or decreasing the specified amount of the policy. During the first two policy years, the insured may apply for an increase equal to the lesser of 10% of the original specified amount or $25,000, without evidence of insurability.

HOW ARE THE PREMIUMS FLEXIBLE?
The owner may choose to pay a single premium or may have flexibility concern-ing the amount and frequency of premium payments. An issue premium approxi-mately equal to 80% of the federal maximum premium limitation (as defined in Section 7702 of the Internal Revenue Code of 1986, as amended) is required to issue the policy. An owner who has not paid the federal maximum premium limi-tation may, subject to certain restrictions, make premium payments at any time and in any amount and at any frequency.

WHAT MAKES MY POLICY VARIABLE?
Your policy is described as variable because the death benefit and the policy value can vary with the investment performance of amounts you have allocated to the subaccounts you have selected. While you bear the entire investment risk on such amounts, you also enjoy the opportunity to obtain market rates of return on those amounts.

WHAT FUNDS ARE AVAILABLE TO SELECT?

You have the option to allocate amounts to one or more subaccounts of the Sep-arate Account. Currently the American Variable Insurance Series consists of nine funds available for investment by the subaccounts:

The Global Growth Fund seeks long-term growth of capital by investing primar-ily in common stocks or securities with common stock characteristics of is-suers domiciled around the world. [PLEASE NOTE: AS OF THE DATE OF THIS PRO-SPECTUS, THE GLOBAL GROWTH FUND IS NOT YET AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR INVESTMENT DEALER FOR MORE INFORMATION ABOUT THE GLOBAL GROWTH FUND'S AVAILABILITY.]

The Growth Fund seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stock, which demonstrate the potential for appreciation.

The International Fund seeks long term growth of capital by investing primar-ily in securities of issuers domiciled outside the United States.

The Growth-Income Fund seeks high growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The Asset Allocation Fund seeks high total return (including income and capi-tal gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

The High-Yield Bond Fund seeks high current income and secondarily seeks capi-tal appreciation by investing primarily in intermediate and long term corpo-rate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE IN-VESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS. FOR FURTHER INFORMATION ON THE RISKS ASSOCIATED WITH SUCH SECURITIES, PLEASE REFER TO THE PROSPECTUS FOR THE AMERICAN VARIABLE INSURANCE SERIES, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS AND WHICH SHOULD BE READ CAREFULLY.

The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income secu-rities.

The U.S. Government/AAA-Rated Securities Fund seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the United States Government and other debt securities rated AAA or Aaa.

The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

HOW ARE PREMIUMS PROCESSED?
You determine in the application what portions of net premiums are to be allo-cated to the various subaccounts of the Separate Account. Prior to the record date, net premiums are automatically allocated to the Cash Management Fund. Af-ter the record date, the policy value and all subsequent net premiums will au-tomatically be invested in the subaccounts of the Separate Account in accord with your instructions in the application. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the subaccounts of the Separate Account.

WHEN DOES MY POLICY TERMINATE?
Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to insufficient net cash surrender value, payment of the death benefit, or maturity. During the free look period, you may return the policy for a refund of all premiums paid. Anytime after the free look period, you may surrender the policy and receive its net cash surrender value. In addition to these rights, during the first 24 policy months, the owner may exchange this policy for a policy of fixed-benefit insurance on the insured's life under any compatible flexible premium adjustable life policy of-fered by us.

DO I HAVE ACCESS TO THE POLICY VALUES?
You may access the net cash surrender value through loans. You may borrow the net cash surrender value at any time. Loans decrease both the death benefit and future policy values and may have federal income tax consequences.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

SURRENDER CHARGE. During the first 10 years of the policy, a contingent de-ferred sales charge, called the surrender charge, will be deducted from your policy value upon lapse or voluntary surrender as compensation for distribution expenses we incur in the sales process. These distribution expenses include sales commissions, the cost of printing, the prospectus and sales literature, and any advertising costs. The initial surrender charge is calculated as 9% of total premiums paid in the first policy year. Lower sales charges will result if payment of premium in excess of the issue premium (but subject to federal maximum premium limitations) is deferred until after the first policy year. The surrender charge will not exceed $56 per $1000 of specified amount. The surren-der charge will equal the amounts shown below.

                                                     Percent of total premiums
During policy year                                   paid in first policy year
------------------------------------------------------------------------------
 1                                                   9.0%
 2                                                   8.5%
 3                                                   8.0%
 4                                                   7.0%
 5                                                   6.0%
 6                                                   5.0%
 7                                                   4.0%
 8                                                   3.0%
 9                                                   2.0%
10                                                   1.0%

COST OF INSURANCE CHARGE. The policy value will be reduced on each monthly an-niversary by the cost of insurance charge. See page 7 for more detailed infor-mation.

CHARGES AGAINST THE SEPARATE ACCOUNT. A daily mortality and expense risk charge equivalent to an annual rate of .85% of the daily net assets of the Separate Account is imposed for the first ten years. In subsequent years, this charge is reduced to an annual rate of .75%. In addition, a daily administrative charge equal to an annual rate of .30% of the daily net assets of the Separate Account is imposed for the first ten years; in subsequent years, this charge is reduced to .10%. Finally, a daily charge equivalent to an annual rate of .10% of the daily net assets of the Separate Account is imposed for the first ten years for the assumption of the guaranteed death benefit risk.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the company reserves the right to make deductions from the policy to pay those tax-es.

In addition, because the Separate Account purchases shares of the funds in-volved, the value of the net assets of these subaccounts of the Separate Ac-count will reflect the fees of the Investment Advisor and other miscellaneous expenses incurred by those funds. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .41% to .75%. See page 7 for more detailed information.

HOW IS MY POLICY AND ITS BENEFITS TAXED?

The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters" on pages 14-16. You should note in particular that the taxation of loans and surrenders of a life insur-ance policy that becomes a Modified Endowment Contract is generally less favor-able than applies to such distributions from a life insurance policy that is not a Modified Endowment Contract. Your policy will be a Modified En-dowment Contract if the premiums you pay exceed certain limits referred to as the 7-pay limitation (see pages 15-16). Because the issue premium normally ex-ceeds the 7-pay limitation, your policy will likely be a Modified Endowment Contract unless you purchase the policy with cash values transferred from a pre-existing life insurance policy which is not a Modified Endowment Contract and the transfer meets the requirements for a tax-free exchange. You should note, in particular, that loans or surrenders made from a Modified Endowment Contract are normally reportable income to the extent of any gain in the pol-icy and such income will also be subject to an additional 10% income tax if the loan is taken before you attain age 59 1/2. A qualified tax advisor should be able to help you determine the tax status of your policy.

LINCOLN LIFE AND THE SEPARATE ACCOUNT

LINCOLN LIFE

Lincoln National Life Insurance Co. is a stock life insurance company incorpo-rated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering individual life insurance policies and annuity contracts, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Common-wealth of the Northern Mariana Islands.

Lincoln Life is wholly owned by Lincoln National Corp., a publicly held insur-ance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The Principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through subsidiaries, Lin-coln National Corp. engages primarily in the issuance of health-life insurance and annuities, property-casualty insurance, and other financial services.

THE SEPARATE ACCOUNT

Lincoln National Flexible Premium Variable Life Account F (Separate Account) was established by Lincoln Life as a separate account on May 29, 1987. Al-though the assets of the Separate Account are the property of Lincoln Life, the laws of Indiana under which the Separate Account was established provide that the assets in the Separate Account attributable to the policies are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. The assets of the Separate Account shall, however, be avail-able to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies supported by it. The assets of the Separate Account will be val-ued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open. The New York Stock Ex-change is currently closed on the following holidays: New Year's Day, Presi-dents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiv-ing Day, and Christmas Day.

The Separate Account has been registered as an investment company under the Investment Company Act of 1940 and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment prac-tices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into nine subaccounts. Each subaccount invests exclusively in shares of one of the funds comprising the American Variable In-surance Series: the Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Lincoln Life may conduct. The funds are also invested in by variable annuity contract holders. For an explanation of the risk involved with such mixed and/or shared funding, see the prospectus for the underlying funds.

There is no assurance that any fund of the American Variable Insurance Series will achieve its stated investment objective. For a complete description of the American Variable Insurance Series, please refer to the prospectus for the series which must accompany or precede this prospectus and which should be read carefully.

THE INVESTMENT ADVISOR

Capital Research and Management Co., an investment management organization founded in 1931, is the investment advisor to the series and other mutual funds, including those in The American Funds Group. Capital Research and Man-agement Co. is located at 333 South Hope Street, Los Angeles, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92621. Capital Research and Management is registered with the Securities and Exchange Commission as an in-vestment adviser.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life does not control the investment advisor and therefore cannot guarantee that the American Vari-able Insurance Series or any particular funds will be available for investment by the subaccounts. Lincoln Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life reserves the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Ac-count without notice and prior to approval of the Securities and Exchange Com-mission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund or in shares of another investment company, with a specified investment objec-tive. New subaccounts may be established when, at the sole discretion of Lin-coln Life, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing policyowners on a basis to be de-termined by Lincoln Life. Lincoln Life may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment condi-tions warrant.

In the event of any such substitution or change, Lincoln Life may by appropri-ate endorsement make such changes in the policy as may be necessary or appro-priate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to Lincoln Life, 1300 South Clinton Street, Fort Wayne, Ind. 46802. The minimum acceptable premium is $10,000. A policy will generally be issued only to insureds 80 years of age or under who supply satisfactory evidence of insur-ability sufficient to Lincoln Life. Acceptance is subject to Lincoln Life's un-derwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supple-mental application. Approval of the additional insurance will be subject to ev-idence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valua-tion date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount; the number of units purchased is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from subaccount (due to loans and loan interest charges, surrenders and surrender charges, transfers of values out of a subaccount, income tax deductions (if any), or cost of insurance charges), units are redeemed from that subaccount; the number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges, administrative charges and guaranteed death benefit risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

As discussed under Charges against the Separate Account, on page 7, there is a reduction in daily asset charges applicable to policies that have been in ex-istence for more than ten years. To reflect that reduction, the preceding para-graphs are applied by considering such policies to be funded through separate subaccounts, the interests in which are reflected in a separately computed and maintained series of units and unit values. The net investment results applica-ble to those units will be higher because of the reduction in daily charges ap-plicable to them.

PREMIUM PAYMENT AND
ALLOCATION OF PREMIUMS
Subject to certain limitations, an owner has considerable flexibility in deter-mining the frequency and amount of premiums. The first year issue premium is the only premium payment required under the policy, although additional premi-ums may be necessary to keep the policy in force. Payment of the issue premium will not guarantee that the policy will remain in force. The amount of the first year issue premium is based on the insured's issue age and the specified amount of the policy and is approximately equal to 80% of the federal maximum premium limitation at issue, as described below. The owner must pay the issue premium in full on or before the record date and may pay as much as 100% of the federal maximum premium limitation at issue.

Any owner who has not chosen to pay the federal maximum premium limitation at issue will also define a planned periodic premium schedule that provides for payment of a level premium (which may be zero) at fixed intervals for a speci-fied period of time. The owner is not required to pay premiums in accord with this schedule. Furthermore, the owner has flexibility to alter the amount, fre-quency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums guarantee that the policy will remain in force. The policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deduc-tions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement, page 11.) Subject to the first year issue premium re-quirements and the maximum premium limitations established under section 7702 of the Internal Revenue Code 1986, as amended (the Code), an owner may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstand-ing loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations es-tablished for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by is-sue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Lincoln Life will only accept that por-tion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt and no further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract. A policy will become a Modified Endowment Contract if premiums paid into the policy exceed certain limits referred to as the 7-pay limitation. Be-cause the issue premium normally exceeds the 7-pay limitation, the policy will likely be a Modified Endowment Contract unless it has been purchased with cash values transferred from a pre-existing life insurance policy which is not a Modified Endowment Contract and the transfer meets the requirements for a tax-free exchange. The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters" on pages 14-
16. Of particular note is the fact that the taxation of loans and surrenders of a life insurance policy that becomes a Modified Endowment Contract is generally less favorable than applies to such distributions from a life insurance policy that is not a Modified Endowment Contract.

NET PREMIUMS. The net premium equals the premium paid.

ALLOCATION OF NET PREMIUMS. In the application for a policy, the owner can al-locate net premiums or portions thereof to the various subaccounts of the Sepa-rate Account. Notwithstanding the allocation in the application, all net premi-ums received prior to the record date will initially be allocated to the Cash Management Fund. Net premiums received prior to the record date will be cred-ited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Net premiums will continue to be allocated to the Cash Management Fund until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the Cash Management Fund will automatically be transferred to the subaccounts of the Separate Account in accord with the owner's percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with the owner's instructions in the application. The mini-mum percentage of each premium that may be allocated to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to Lincoln Life, unless the owner has made previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. Owners should periodically review their allocations of premiums and values in light of market conditions, interest rates, and over-all estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

The owner may wish to make uniform monthly transfers from the Cash Management Fund to one or more of the subaccounts over a 12, 24 or 36-month period through the Dollar Cost Averaging (DCA) program. Under the program, the owner desig-nates the total amount of policy value ($5000 minimum) to be transferred from the Cash Management Fund to the chosen subaccounts in accord with the most re-cent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the Cash Management Fund has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

The theory of DCA is that transfers of uniform dollar amounts purchase a greater number of subaccount units when unit values are relatively low than are purchased when unit values are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to Lincoln Life.

EFFECTIVE DATE
For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the issue pre-mium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full issue premium is received or the date on which the policy is approved for issue by Lincoln Life.

For any increase, the effective date will be the first monthly anniversary day on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

RIGHT TO EXAMINE POLICY

The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part 1 of the application is completed, or ten days after the Notice of With-drawal Right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either Lincoln Life at its Home Office or to the registered agent who sold it.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following oc-curs: 1) the grace period ends without payment of required premium, 2) the pol-icy is surrendered, 3) the insured dies, or 4) the policy matures. Under cer-tain defined conditions, Lincoln Life will continue until the maturity date a death benefit on the life of the insured in an amount equal to the premiums paid (See Guaranteed death benefit, page 9).

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

1. providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

2.  administering the policy;

3.  assuming certain risks in connection with the policy;

4.  incurring expenses in distributing the policy.

The nature and amount of these charges are described in the following.

SURRENDER CHARGES

Sales charges may be deducted in the form of contingent deferred surrender charges (referred to as the surrender charge) as compensation for distribution expenses incurred by Lincoln Life. These expenses include sales commissions, the cost of printing the prospectus and sales literature, and any advertising costs. Expressed as a percentage of premiums, the total sales charges imposed under the policy during the first twelve policy months will depend on the policy's specified amount, the insured's attained age, the insured's underwrit-ing class, and the amount of actual premium paid during that period, but in no event will sales charges exceed 9.0% of the total premium paid in the first policy year. The following table shows the surrender charge as percent of total premiums paid during the first policy year. Lower sales charges will result if payment of premium in excess of the issue premium (total premium must be less than the federal maximum premium limitation) is deferred until after the first policy year. The surrender charge will not exceed $56 per $1,000 of specified amount.

                                                     Percent of total premiums
During policy year                                   paid in first policy year
------------------------------------------------------------------------------
 1                                                   9.0%
 2                                                   8.5%
 3                                                   8.0%
 4                                                   7.0%
 5                                                   6.0%
 6                                                   5.0%
 7                                                   4.0%
 8                                                   3.0%
 9                                                   2.0%
10                                                   1.0%

The sales charge in any policy year is not necessarily related to actual dis-tribution expenses incurred in that year. Instead, Lincoln Life expects to in-cur the majority of distribution expenses in the first policy year and to re-cover any deficiency over the life of the policy from sales charges in subse-quent years.

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of in-surance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the subaccounts. The cost of insurance charges may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, Lincoln Life will determine the monthly cost of insurance for the following month as equal to:

a.  the death benefit on the monthly anniversary day; divided by

b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

c. the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

d.  1,000; the result multiplied by

e.  the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age, and rate class of the person insured. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insur-ance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the l980 Commis-sioner's Standard Ordinary Mortality Table, Age Last Birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable ta-ble.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a standard rate class or rate classes in-volving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also di-vided into three categories: preferred plus, preferred and standard. Insureds who are preferred plus or preferred will generally incur a lower cost of in-surance than those insureds who are standard.

Lincoln Life also reserves the right to deduct from the policy value any amounts charged for federal or other Governmental income taxes that might re-sult from a change in the current tax laws. Current tax laws do not charge in-come taxes on the policy value.

CHARGES AGAINST THE SEPARATE ACCOUNT
Several charges are made directly or indirectly against the Separate Account and have the effect of reducing net investment results credited to the subaccounts.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds de-ducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge has the effect of reducing the investment re-sults credited to the subaccounts.

Because the Separate Account purchases shares of the funds involved, the value of the net assets of the subaccounts of the Separate Account will reflect not only the fees of the Investment Advisor, but also other miscellaneous expenses incurred by those funds. The asset management charges, miscellaneous expenses and total expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience where applicable, to be as fol-lows:

                              Asset                        Misc.
Fund                          Mgt. Charge*                 Expenses*                 Total*
-------------------------------------------------------------------------------------------
Global Growth**                   .69%                       .06%                     .75%
Growth                            .42%                       .02%                     .44%
International                     .61%                       .08%                     .69%
Growth-Income                     .39%                       .02%                     .41%
Asset Allocation                  .47%                       .02%                     .49%
High-Yield Bond                   .50%                       .03%                     .53%
Bond                              .51%                       .01%                     .52%
U.S. Gov't/AAA-Rated              .51%                       .02%                     .53%
Cash Management                   .45%                       .02%                     .47%

*Expressed as an annual percentage of each fund's average daily net assets.

**New fund, with no prior fiscal year experience.

See the funds' prospectus for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. The daily rate charged is equal to an annual rate of .85% of the value of the net assets of the Separate Account for the first 10 policy years, and
 .75% for policy years thereafter. This deduction will not increase for the du-ration of the policy.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits will be payable. The expense risk assumed is that expenses incurred in issuing and ad-ministering the policies will be greater than estimated.

GUARANTEED DEATH BENEFIT CHARGE. For the first ten policy years Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a charge for the guaranteed death benefit. The daily rate charged is equal to an annual rate of .10% of the value of the net assets of the Separate Account. This charge compensates Lincoln Life for the risk that the combination of cost of insurance deductions and poor net investment results may reduce net cash surrender values to zero and require Lincoln Life to continue until the matu-rity date a death benefit on the life of the insured in an amount equal to the sum of premiums paid.

ADMINISTRATIVE CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as an administrative charge. The daily rate charged is equal to an annual rate of .30% of the value of the net assets of the Separate Account for the first ten policy years, and .10% for policy years thereafter. This charge compensates Lincoln Life for underwriting, issue, and other administrative expenses incurred in issuing and maintaining the policy in force. Although most of these expenses are incurred in the first policy year, the administrative charge is assessed over the life of the policy. This charge will not increase for the duration of the policy. Lincoln Life does not anticipate any profit resulting from this charge.

REDUCTION OF CHARGES

The surrender charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales or administrative expenses. In particular, the surrender charge will not be deducted on policies issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona- fide full-time employees of Lincoln National Corp. or The Capital Group, Inc. or their affiliated or managed companies (based on the owner's status at the time the policy was purchased). The amounts of any reductions will reflect the reduced sales and administrative expenses resulting from the special cir-cumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT

The initial death benefit is equal to the specified amount chosen by the own-er, subject to certain limitations. The minimum specified amount per $1,000 of premium results from paying the federal maximum premium limitation at issue. The maximum specified amount per $1,000 of premium results from paying only the required issue premium (approximately equal to 80% of the federal maximum premium limitation at issue) for that specified amount.

As long as the policy remains in force (see Policy lapse and reinstatement, page 11), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary. The proceeds may be paid in cash or under one or more of the payment options set forth in the pol-icy. (See Proceeds and payment options, page 12.) The death benefit proceeds payable will be increased by any unearned cost of insurance charge, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement, page 11.)

The death benefit is the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

* The specified percentages are shown in the table below:

Attained     Specified        Attained       Specified        Attained       Specified
age          percentage       age            percentage       age            percentage
---------------------------------------------------------------------------------------
40 OR
YOUNGER         250%          59                134%           91               104%
41              243           60                130            92               103
42              236           61                128            93               102
43              229           62                126            94               101
44              222           63                124            95 OR            100
45              215           64                122            OLDER
46              209           65                120
47              203           66                119
48              197           67                118
49              191           68                117
50              185           69                116
51              178           70                115
52              171           71                113
53              164           72                111
54              157           73                109
55              150           74                107
56              146           75                105
57              142           THROUGH
58              138           90

EXAMPLES. For this example, assume that the insured is under the age of 40 and that there is no outstanding policy loan. A policy with a specified amount of
$250,000 will generally pay $250,000 in life insurance death ben     -
efits. However, because the life insurance death benefit cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be en-titled to a life insurance death benefit of $500,000 (250% x $200,000); a pol-icy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value ex-ceeds $100,000, each dollar taken out of policy value will reduce the life in-surance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

The above example describes a scenario which includes favorable investment per-formance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

GUARANTEED DEATH BENEFIT
Lincoln Life expects that the issue premium will ordinarily be sufficient, when combined with the net investment results, to pay for all charges to the policy and thereby provide life insurance protection on the insured until age 99. In some situations, however, the combination of poor net investment results and cost of insurance deductions could result in the net cash surrender value being reduced to zero. In such situations, the owner may make additional premium pay-ments into the policy, subject to federal limitations, sufficient to pay for cost of insurance deductions to keep the policy in force. Alternatively, pro-vided that no outstanding loans exist on the policy, the owner may allow the policy to lapse and take advantage of the guaranteed death benefit described below. The presence of any outstanding policy loan voids the guaranteed death benefit until the loan is repaid.

The guaranteed death benefit provides that Lincoln Life will continue until the maturity date a death benefit on the life of the insured in an amount equal to the sum of premiums paid into the policy, provided no outstanding policy loans exist and provided the policy entered the grace period due to insufficient net cash surrender value and the grace period has expired. No cash value will be available to the owner of the lapsed policy. Lincoln Life will provide the death benefit until the insured reaches the attained age of 99, when all cover-age will terminate.

POLICY CHANGES
EXCHANGES OF POLICY. Before the second anniversary the policy may be exchanged for a new policy of fixed benefit insurance on the insured's life. The new pol-icy will be any compatible Flexible Premium Adjustable Life policy offered by Lincoln Life, subject to any conditions normally applicable to the new policy. It will have the same policy date and be issued at the same rating class and issue age as this policy. No evidence of insurability will be required. The net cash surrender value of the new policy will equal that of this policy on the date of exchange. The surrender charge of the new policy will equal that of this policy on the date of exchange. On the date of exchange, the death benefit of the new policy will equal the death benefit of this policy, or the net amount at risk on the new policy will equal the net amount at risk on this pol-icy, at the owner's option. If the total premiums paid into this policy exceed the federal maximum premium limitation of the new policy, the death benefit of the new policy will be increased (without evidence of insurability) to the min-imum death benefit which will allow compliance with that limitation.

The request for exchange of the policy must be in writing on a form suitable to Lincoln Life. This policy must be surrendered to Lincoln Life, and be at the Home Office while the policy is in force. The owner of the new policy must be the owner of this policy.

The date of exchange will be the first monthly anniversary day on or next fol-lowing the latest of the date the owner requests the change to be effective, the date that the request for exchange and the surrendered policy are received at the Home Office, or the date the cost of exchange or any other amount due is paid. The policy may also be exchanged after a material change in the invest-ment policy of any fund or series of a fund. In that event, a notice of the change of investment policy will be sent to the owner. Within 60 days after re-ceipt of the notice, or within 60 days after the effective date of the change, if later, the policy may be exchanged for a new policy of fixed-benefit insur-ance on the insured's life. The conditions for such exchange and the specifica-tions for the new policy are the same as those for an exchange of policy before the second anniversary, as described above.

The exchange of the policy for a new policy may have federal tax implications. (See Federal tax matters, pages 14-16).

CHANGES IN AMOUNT OF INSURANCE COVERAGE. The owner may request to increase the specified amount anytime during the first two years or decrease the specified amount at any time. The specified amount may not be increased after the second anniversary of the policy. The request for such a change must be from the owner and in writing on a form suitable to Lincoln Life. Any request for an increase must be applied for on a supple-mental application during the first two policy years; other evidence of insur-ability will not be required for the increase. The total of all requested in-creases may not exceed the lesser of 10% of the initial specified amount or $25,000. Any increase will become effective on the first monthly anniversary day on or next following the date the application for the increase is ap-proved. All rights to return or exchange the policy will apply anew to the amount of the increase. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by Lincoln Life. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The speci-fied amount after any requested decrease may not be less than $10,000.

POLICY VALUE
The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deduc-tions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the cost of insurance for the first month.

On each monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

 d. Any net premiums received since the preceding day.

Minus the sum of the following:

 e. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 f. Any amount charged against the investment amount for federal or other gov-ernmental income taxes;

 g. The cost of insurance for the following month.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

 d. Any net premiums received since the preceding day.

Minus the sum of the following:

 e. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 f. Any amount charged against the investment amount for federal or other gov-ernmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, page 6.

GROSS INVESTMENT RESULTS. The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

NET INVESTMENT RESULTS. When the assets of the Separate Account are valued, the net investment results will equal the gross investment results minus the sum of the following:

 a. The mortality and expense risk charge;

 b. The guaranteed death benefit charge;

 c. The administrative charge; and

 d. The asset management charges and any miscellaneous fund expenses.

The charges listed above are explained further in Charges against the separate account, page 7.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regu-lations.

TRANSFER BETWEEN SUBACCOUNTS
Any time after the record date, the owner may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writ-ing on a form suitable to Lincoln Life. Transfers may be made by telephone re-quest only if the owner has previously authorized telephone transfer in writ-ing on a form suitable to Lincoln Life. Lincoln Life will follow reasonable procedures to determine that the telephone requester is authorized to request such transfer, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request in writing or by telephone is received at the Home Office of Lincoln Life. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

LOANS

At any time while the policy is in force the owner may make written request for a loan against the policy. A written loan agreement will be executed between the owner and Lincoln Life. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the re-quest for a loan is received at the Home Office of Lincoln Life. Payments may be postponed under certain circumstances. (See Postponement of payments, page 13.)

A loan taken from, or secured by, a policy may have federal income tax conse-quences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters, pages 14-16.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known ad-dress of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Pol-icy lapse and reinstatement, page 11.) In addition, the presence of any out-standing policy loan negates the guaranteed death benefit.

LOAN INTEREST. Interest on any loan will be payable annually in arrears at an annual rate of 6.0%. Any interest not paid when due will be added to the loan amount and will bear interest at the same policy loan rate.

DEDUCTION OF LOAN AND LOAN INTEREST. The amount of any loan or unpaid loan in-terest will be deducted from the investment amount and transferred to the Lin-coln Life General Account, where it will earn interest at the then currently declared annual rate, which may not be less than the annual rate of 4.0%. The current annual rate is 6.0%. The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment re-sults in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstand-ing policy loans reduce the death benefit. Ordinarily, the amount of any loan or unpaid loan interest will be deducted from the subaccounts in proportion to the values of the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to Lincoln Life.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the subaccount in accord with the most recent premium allocation. They may be allocated by some other method if the owner requests it, and if such method is acceptable to Lincoln Life. Any loan not repaid at the time of surrender of the policy, matu-rity, or death of the insured will be deducted from the amount otherwise pay-able.

POLICY LAPSE AND REINSTATEMENT
Insurance coverage under the policy will be continued in force until the net cash surrender value is insufficient to cover the monthly deductions, except that the policy will not be continued beyond the maturity date. Lapse will only occur when the policy value less surrender charges and less outstanding policy loans is insufficient to cover the cost of insurance deductions and a grace pe-riod expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders.

A grace period of 61 days will begin on the date Lincoln Life sends a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. Any net cash surrender value will be returned to the owner. If the insured dies during the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

A lapsed policy may be reinstated at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to Lincoln Life and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for rein-statement is approved.

SURRENDER OF THE POLICY
The owner may surrender the policy at any time during the lifetime of the in-sured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and minus any unpaid loan interest. The request must be made in writing on a form suitable to Lincoln Life. The request will be effective the date the re-quest is received in the Home Office of Lincoln Life, or at a later date if so requested by the owner. Ordinari-ly, the surrender will be processed within seven days from the date the request for surrender is received at the Home Office of Lincoln Life. The tax treatment of a surrendered policy is discussed under Federal tax matters, pages 14-16.

PROCEEDS AND PAYMENT OPTIONS
PROCEEDS. The amount payable under the policy on the maturity date, on the sur-render of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and minus any unpaid loan interest. The pro-ceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from Lincoln Life at the time payment is to be made. Under certain conditions, payment op-tions will only be available with the consent of Lincoln Life. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, ap-proval by Lincoln Life is needed before any proceeds can be applied to a pay-ment option.

The owner may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provi-sion.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by Lincoln Life on the option date. Additional in-terest as determined by Lincoln Life may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supple-mental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on Lincoln Life only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assis-tant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in the profit or surplus earnings of Lincoln Life.

SUICIDE
If the insured commits suicide, while sane or insane, within two years from the policy date, the total liability of Lincoln Life under the policy will be the premiums paid, minus any policy loan, and minus any loan interest due.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance or reinstatement, our total liabil-ity with respect to such increase will be its cost of insurance and monthly charges.

REPRESENTATIONS AND CONTESTABILITY
All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these state-ments are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX
If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be pur-chased by the most recent cost of insurance at the correct age and sex.

CHANGE OF OWNER OR BENEFICIARY
The owner of the policy is the owner identified in the application, or a suc-cessor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner. The request must be in writing on a form suitable to Lincoln Life. The change will be effective the day that the request is received in the Home Of-fice of Lincoln Life. Lincoln Life will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will re-ceive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to Lincoln Life. Lincoln Life reserves the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. Fur-thermore, if no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT
Any assignment of the policy will not be binding on Lincoln Life unless it is in writing on a form suitable to Lincoln Life and is received at the Home Of-fice. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assign-ment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

Lincoln Life will maintain all records relating to the Separate Account. Lin-coln Life will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surren-der value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the con-tract is delivered. In addition, Lincoln Life will provide to policyowners semi-annually, or otherwise as may be required by regulations under the In-vestment Company Act of 1940, a report containing information about the opera-tions of the funds.

Lincoln Life has entered into an agreement with Delaware Management Holdings, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting serv-ices to the Separate Account.

PROJECTION OF BENEFITS AND VALUES
At the owner's request, Lincoln Life will provide a report to the owner which shows projected future results. The request must be in writing on a form suit-able to Lincoln Life. The report will be comparable in format to those shown in Appendix B and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or Lincoln Life. A reasonable fee may be charged for this projec-tion.

POSTPONEMENT OF PAYMENTS
Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (ii) the Commission by order permits postponement for the protection of owners; or (iii) an emergency exists, as determined by the Com-mission, as a result of which disposal of securities is not reasonably practi-cal or it is not reasonably practical to determine the value of the Separate Account's net assets. Transfers may also be postponed under such circumstanc-es.

Requests for surrenders or policy loans of policy values attributable to a premium paid by check may be delayed until such time as the check has cleared the owner's bank.

ACCELERATED BENEFIT ELECTION RIDER

This rider is available to issue ages 0 through 80 and gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subse-quent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated bene-fits creates an interest-bearing lien against the death benefit otherwise pay-able at death. There is no cost of insurance for this rider, but an adminis-trative expense charge is payable upon application for benefits.

The availability of this rider is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the ap-plication. The underwriting and issue procedures are subject to change without notice.

DISTRIBUTION OF THE POLICY

Lincoln Life intends to offer the policy in all jurisdictions where it is li-censed to do business. American Fund Distributors, Inc. (AFD), the principal underwriter for the policies, is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). The principal business address of AFD is 333 S. Hope Street, 52nd Floor, Los Angeles, California 90071. The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Lincoln Life, are also its registered representa-tives. The policy will also be sold by properly licensed representatives of independent broker-dealers which in turn have selling agreements with AFD and have been appropriately licensed by state insurance departments as agents of Lincoln Life. These representatives ordinarily receive commissions and service fees up to 5.5% of all premiums paid, plus .25% of accumulated policy values in the second policy year and each year thereafter. The broker-dealer or local agency receives additional compensation on all premiums paid. In some situa-tions, the broker-dealer or local agency may elect to share its commission with the registered representative. Selling representatives may also be eligi-ble for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under this policy.

FEDERAL TAX MATTERS

The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not pur-port either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax advisor for more complete information. This discussion is based upon Lincoln Life's understand-ing of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likeli-hood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Federal tax laws may change without notice and as a result the taxable consequences to the insured, policyowner, or beneficiary may be altered.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the Code) in-cludes a definition of a life insurance contract for Federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the Treasury) is authorized to prescribe regulations interpreting the manner in which the tests under section 7702 are to be applied, such regulations have not been is-sued. In addition, section 7702 of the Code was amended by imposing certain modified requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance of the Policies with section 7702. Guidance as to how these modified requirements are to be applied is extremely limited. If a policy was determined not to be a life insurance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance poli-cy.

With respect to a policy entered into before October 21, 1988, although there are no regulations interpreting the manner in which the tests are under sec-tion 7702 are to be applied, Lincoln Life believes that such a policy should meet the definition of a life insurance contract for federal tax purposes. However, an exchange of a policy entered into before October 21, 1988, or pos-sibly other changes, might cause such a policy to be treated as entered into after October 20, 1988, and in such circumstances, the policy would be subject to modified mortality and other expense charge requirements. Accordingly, the owner, of a policy entered into before October 21, 1988, should contact a com-petent tax advisor before exchanging or making any other change, to such a policy to determine whether the exchange or change would cause the policy to be treated as entered into after October 20, 1988.

With respect to a policy entered into after October 20, 1988, that is issued on the basis of a standard rate class or a rate involving a lower mortality risk (i.e., a preferred or preferred plus basis), while there is some uncer-tainty due to the limited guidance on the modified section 7702 requirement, Lincoln Life nonetheless believes that such a policy should meet the section 7702 definition of a life insurance contract. With respect to a policy entered into after October 20, 1988, that is issued on a substandard basis (i.e., rate class involving higher than standard mortality risk), there is even more un-certainty, in particular as to how the modified requirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. If it is subsequently determined that a policy does not satisfy section 7702, Lincoln Life will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, includ-ing possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such pre-miums refunded as required by law). For these reasons, Lincoln Life reserves the right to modify the policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regula-tion or otherwise for the investments of the Separate Account to be "ade-quately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds in which it invests, intends to comply with the diversification require-ments prescribed in Treasury Regulations, which affect how each fund's assets may be invested. Lincoln Life does not have control over the American Variable Insurance Series or its investments. Nonetheless, Lincoln Life believes that the funds will be operated in compliance with the requirements prescribed by the Treasury.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which policyowners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provid-ed, the policy may need to be modified to comply with such guidance. It is not clear what this additional guidance will provide nor whether it will be ap-plied on a prospective basis only. For these reasons, Lincoln Life reserves the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Treasury Department has indicated that guidelines may be forthcoming under which a variable life contract will not be treated as a life insurance con-tract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may require the company to impose limitations on a contract owner's right to con-trol the investment. It is not known whether any such guidelines would have a retroactive effect.

The following discussion assumes that the policy will qualify as a life insur-ance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
1. IN GENERAL. Lincoln Life believes that the proceeds and cash value in-creases of a policy should be treated in a manner consistent with a fixed ben-efit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

A change in a policy's specified amount, a change in death benefit option, the payment of premiums, the addition of additional insurance, a policy loan, a lapse with outstanding indebtedness, exchange of a policy, or a surrender may have tax consequences depending upon the circumstances. In addition, federal estate and generation skipping transfer, and state and local estate inheri-tance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. Generally, the owner will not be deemed to be in constructive receipt of the cash value, including in-crements thereof, under the policy until there is a distribution. The tax con-sequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract" under section 7702A.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a Modified Endow-ment Contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. Because of the premium level contem-plated under the policies, all policies entered into after June 20, 1988 are or may become modified endowment contracts. In addition, if a policy is "mate-rially changed," it may be treated as a Modified Endowment Contract depending upon such relationship after such change. The premium limitation and material change rules for determining whether a policy is a Modified Endowment Contract are extremely complex. Moreover, due to the policy's flexibility, classifica-tion of a policy as a Modified Endowment Contract will depend upon the circum-stances of each policy. Accordingly, a prospective owner should contact a com-petent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a Modified Endowment Contract. In addition, an owner should contact a competent tax advisor before paying any additional pre-mium or making any other change to, including an exchange of, a policy to de-termine whether such premium payment or change would cause the policy to be treated as a Modified Endowment Contract.

Lincoln Life will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay lim-itation and cause the policy to become a Modified Endowment Contract. In sim-plified terms, the 7-pay limitation is satisfied only if the accumulated pre-miums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a Modified Endowment Contract, any pre-miums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter
of notification of Modi     -
fied Endowment Contract status will be sent to the owner. The letter of notifi-cation will include the available options, if any, for remedying the Modified Endowment Contract status of the policy.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Pol-icies classified as modified endowment contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the policy (de-scribed below) at such time. Second, loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any dis-tribution from, or loan taken from or secured by, such a policy that is in-cluded in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary. Fourth, the cost of insurance for certain riders which are not "qualified additional benefits" may be treated as distributions from such a policy and taxed accord-ingly.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a policy that is not classified as a Modified Endowment Con-tract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule oc-curs in the case of a decrease in the specified amount, or any other change that reduces benefits under the policy in the first 15-years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.

Loans from, or secured by, a policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebted-ness of the owner.

Upon a complete surrender or lapse of a policy that is not a Modified Endowment Contract, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible after 1990. In addition, in-terest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer of or is financially interested in the busi-ness carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individ-ual exceeds $50,000. No amount of policy loan interest is, however, deductible if the policy was deemed for federal tax purposes to be a single premium life insurance contract. For interest paid or accrued after October 13, 1996, addi-tional rules apply which may reduce or eliminate any interest deduction. The owner should consult a competent tax advisor concerning the rules and limita-tions.

6. INVESTMENT IN THE POLICY. Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from the gross in-come of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is ex-cluded from gross income, will be disregarded), plus, (iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

7. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Lin-coln Life (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in gross income under section 72 (e) of the Code.

8. TAXATION OF ACCELERATED BENEFIT ELECTION RIDER. Lincoln Life believes that any benefits paid under the Accelerated Benefit Election Rider generally will be excludable from the recipient's income.

TAXATION OF THE SEPARATE ACCOUNT

Lincoln Life does not initially expect to incur any income tax upon the earn-ings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Ac-count for federal income taxes which may be attributable to the Separate Ac-count. If, however, Lincoln Life determines that it may incur such taxes, it may assess a charge for those taxes from the policy.

VOTING RIGHTS

To the extent required by law, Lincoln Life will vote shares of the funds held in the Separate Account at regular and special shareholder meetings of the funds in accordance with instructions received from persons having voting in-terests in the Separate Account. If, however, the Investment Company Act of l940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a re-sult Lincoln Life determines that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Frac-tional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the various series for deter-mining shareholders eligible to vote at the meetings of the funds. Voting in-structions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds. Lincoln Life will vote shares of each fund as to which no timely instructions are received in propor-tion to the voting instructions which are received with respect to all poli-cies participating in that fund. Each person having a voting interest will re-ceive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. Lincoln Life may, when required by state in-surance regulatory authorities, disregard voting instructions if the instruc-tions require that the shares be voted so as to cause a change in the sub-classification or investment objective of any of the series of a fund or to approve or disapprove an investment advisory contract for a fund. In addition, Lincoln Life itself may disregard voting instructions in favor of changes ini-tiated by a policyowner in the investment policy or the investment advisor of a fund if Lincoln Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohib-ited by state regulatory authorities or Lincoln Life determined that the change would have an adverse effect on its General Account in that the pro-posed investment policy for any fund may result in overly speculative or un-sound investments. In the event Lincoln Life does disregard voting instruc-tions, a summary of that action and the reasons for such action will be in-cluded in the next semiannual report to policyowners.

STATE REGULATION OF
LINCOLN LIFE AND THE
SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indi-ana, is subject to regulation by the Insurance Department of the State of In-diana. An annual statement is filed with the Indiana Department of Insurance (Department) on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the lia-bilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is con-ducted by the Department at least once every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Ac-count assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers directors and employees of Lincoln Life. The bond, which was issued by Fidelity and Deposit Company of Maryland covers up to $25,000,000.

The funds do not issue certificates. Thus, Lincoln Life holds the Separate Ac-count's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

There are no material legal or administrative proceedings pending or known to be contemplated, other then ordinary routine litigation incidental to the business, to which Lincoln Life or the Separate Account are a party or to which the assets of the Separate Account are subject. The principal underwrit-er, AFD, is not engaged in any material litigation of any nature.

EXPERTS

The financial statements of the Separate Account and the financial statements and schedules of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their re-ports given on their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Denis G. Schwartz, FSA as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Com-mission, under the Securities Act of l933, as amended, with respect to the pol-icy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the reg-istration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and
 position(s) with registrant  Principal occupations last five years
-------------------------------------------------------------------------------
 NANCY J. ALFORD              Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Company.
-------------------------------------------------------------------------------
 TIMOTHY J. ALFORD            Senior Vice President (formerly Vice President
 Senior Vice President        and Second Vice President), Lincoln National Life
 One Reinsurance Place        Insurance Co.
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 NEAL E. ARNOLD               Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 CARL L. BAKER                Vice President and Deputy General Counsel
 Vice President and           (formerly Associate General Counsel); Lincoln
 Deputy General Counsel       National Life Insurance Co.
-------------------------------------------------------------------------------
 ROLAND C. BAKER              President, First Penn-Pacific Life Insurance Co.
 Vice President               Formerly: Chairman and CEO, Baker, Ralish,
 1801 S. Meyers Road          Shipley & Politzer, Inc.
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 DAVID N. BECKER              Vice President, Lincoln National Life Insurance
 Vice President,              Co.
 Appointed Actuary and
 Valuation Actuary
-------------------------------------------------------------------------------
 JOANN E. BECKER              Vice President, Lincoln National Life Insurance
 Vice President               Co. and Lincoln Investment Management Inc.;
 200 East Berry Street        (formerly President, The Richard Leahy Corp. and
 Fort Wayne, Ind. 46802       President, LNC Equity Sales Corp.)
-------------------------------------------------------------------------------
 JOHN M. BEHRENDT             Vice President, Lincoln National Life Insurance
 Vice President               Co. and Lincoln Financial Group, Inc. Formerly:
                              President, LNC Equity Sales Corp.
-------------------------------------------------------------------------------
 JON A. BOSCIA                President and Chief Executive Officer (formerly
 President, Director and      Chief Operating Officer), Lincoln National Life
 Chief Executive Officer      Insurance Co. Formerly: President; Executive Vice
                              President, Lincoln Investment Management Inc.
-------------------------------------------------------------------------------
 CAROLYN P. BRODY             Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 STEVEN R. BRODY              Senior Vice President (formerly Executive Vice
 Vice President               President), Lincoln Investment Management Inc.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 PRISCILLA S. BROWN           Vice President, Lincoln National Life Insurance
 Vice President               Co. (formerly President, LNC Equity Sales
                              Corporation and Vice President, Lincoln
                              Investment Management, Inc.)
-------------------------------------------------------------------------------
 HAROLD B. CARSTENSEN, JR.    Vice President, Lincoln National Life Insurance
 Vice President               Co.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and
 position(s)
 with applicant               Principal occupations last five years
-------------------------------------------------------------------------------
 DONALD C. CHAMBERS, M.D.     Senior Vice President and Chief Medical Director
 Senior Vice President and    (formerly Vice President and Chief Medical
 Chief Medical Director       Director), Lincoln National Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 THOMAS L. CLAGG              Vice President and Associate General Counsel,
 Vice President and           Lincoln National Life Insurance Co.
 Associate General Counsel
-------------------------------------------------------------------------------
 KENNETH J. CLARK             Senior Vice President, Lincoln National Life
 Senior Vice President        Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 KELLY D. CLEVENGER           Vice President, Lincoln National Life Insurance
 Vice President               Co.
-------------------------------------------------------------------------------
 MARTHA O. D'AMBROSIO         Vice President and General Auditor, Lincoln
 Vice President and           National Corp. and Lincoln National Life
 General Auditor              Insurance Co. Formerly: Senior Manager, KPMG Peat
                              Marwick.
-------------------------------------------------------------------------------
 JEFFREY K. DELLINGER         Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR W. DETORE, M.D.       Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co. Formerly:
                              Vice President, Lincoln National Risk Management,
                              Inc.
-------------------------------------------------------------------------------
 C. LAWRENCE EDRIS            Vice President (formerly Senior Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 THOMAS W. FITCH              Senior Vice President (formerly Vice President,
 Vice President               First Penn-Pacific Life Insurance Co. and Lincoln
 1801 S. Meyers Road          National Life Insurance Co.)
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 ELIZABETH A. FREDERICK       Vice President (formerly Second Vice President)
 Vice President and           and Associate General Counsel, Lincoln National
 Associate General Counsel    Life Insurance Co.
-------------------------------------------------------------------------------
 LUCY D. GASE                 Vice President and Assistant Secretary (formerly
 Vice President and           Second Vice President; Assistant Vice President),
 Assistant Secretary          Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 MELANIE T. HALL              Vice President (formerly Second Vice President;
 Vice President               Assistant Vice President), Lincoln National Life
                              Insurance Co.
-------------------------------------------------------------------------------
 PHILLIP A. HARTMAN           Vice President, Lincoln National Life Insurance
 Vice President               Co. and Lincoln Financial Group, Inc.
-------------------------------------------------------------------------------
 J. MICHAEL HEMP              Senior Vice President, Lincoln National Life
 Senior Vice President        Insurance Co. and President, LNC Equity Sales
                              Corporation; Formerly Regional Chief Executive
                              Officer, Lincoln Dallas RMO.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directorsLincoln National Life Insurance Co.

 Name, address and position(s)
 with applicant                Principal occupations last five years
-------------------------------------------------------------------------------
 MATTHEW P. HENDERSON          Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Vice President, Lincoln National
                               Corp.
-------------------------------------------------------------------------------
 DAVID A. HOPPER               Senior Vice President (formerly Vice President),
 Senior Vice President         Lincoln National Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 JACK D. HUNTER                Executive Vice President and General Counsel,
 Executive Vice President,     Lincoln National Corp. and Lincoln National Life
 General Counsel and Director  Insurance Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DONALD E. KELLER              Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 LAWRENCE T. KISSKO            Vice President (formerly Senior Vice President),
 Vice President                Lincoln National Investment Management Co.
-------------------------------------------------------------------------------
                               Vice President, Lincoln National Life Insurance
 MICHAEL C. LA FRENAIS         Co. Formerly: Assistant Vice President, Aurora
 Vice President                Life Assurance Co.
-------------------------------------------------------------------------------
                               Senior Vice President, Lincoln National Life
 STEPHEN H. LEWIS              Insurance Co. Formerly President, First Penn-
 Senior Vice President         Pacific Life Insurance Co.
-------------------------------------------------------------------------------
                               President (formerly Executive Vice President,
 H. THOMAS MCMEEKIN            Senior Vice President), Lincoln Investment
 Director                      Management Inc.; Executive Vice President
 200 East Berry Street         (formerly Senior Vice President), Lincoln
 Fort Wayne, Ind. 46802        National Corp.
-------------------------------------------------------------------------------
                               Vice President (formerly Senior Vice President),
                               Lincoln National Life Insurance Co. Formerly:
 REED P. MILLER                Senior Vice President; Vice President, Lincoln
 Vice President                National Corp.
-------------------------------------------------------------------------------
 OLIVER H. G. NICHOLS          Vice President, Lincoln Investment Management
 Vice President                Inc. Formerly: Vice President, Aetna Life &
 200 East Berry Street         Casualty Co.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DAVID M. ONGMAN               Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Consultant, Computer Horizons
                               Group; Vice President, The Associated Group;
                               Consulting Center Manager, James Martin & Co.
-------------------------------------------------------------------------------
 ARTHUR L. PAGE                Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------
 RAYMOND L. PROSSER            Vice President and Associate General Counsel,
 Vice President and            Lincoln National Life Insurance Co. (formerly
 Associate General Counsel     Second Vice President and Director of Claims),
 One Reinsurance Place         Lincoln National Life Insurance Co.; Associate
 1700 Magnavox Way             General Counsel, Lincoln National Corp. and
 Fort Wayne, Ind. 46804        Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directors Lincoln National Life Insurance Co.

 Name, address and position(s)
 with applicant                          Principal occupations last five years
-------------------------------------------------------------------------------
                                         Vice President (formerly Second Vice
 STEPHEN E. RAHN                         President), Lincoln National Life
 Vice President                          Insurance Co.
-------------------------------------------------------------------------------
                                         Chairman, President and Chief
 IAN M. ROLLAND                          Executive Officer, Lincoln National
 Director                                Corp. (formerly Chairman and Chief
 200 East Berry Street                   Executive Officer, President), Lincoln
 Fort Wayne, Ind. 46802                  National Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR S. ROSS                          Vice President, Lincoln National Life
 Vice President                          Insurance Co. and Lincoln Financial
                                         Group Inc.
-------------------------------------------------------------------------------
 LAWRENCE T. ROWLAND                     Executive Vice President (formerly
 Executive Vice President and Director   Senior Vice President and Second Vice
 One Reinsurance Place                   President), Lincoln National Life
 1700 Magnavox Way                       Insurance Co.
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
                                         Vice President, Chief Financial
                                         Officer and Assistant Treasurer
 KEITH J. RYAN                           (formerly Controller, Business
 Vice President, Chief Financial Officer Controls Director), Lincoln National
 and Assistant Treasurer                 Life Insurance Co.
-------------------------------------------------------------------------------
 CASEY J. TRUMBLE                        Vice President, Lincoln National Corp.
 Vice President                          Formerly: tax partner, KPMG Peat
 200 East Berry Street                   Marwick.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 WILLIAM K. TYLER                        Senior Vice President, Lincoln
 Senior Vice President                   National Life Insurance Co.
 and Assistant Treasurer
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 RICHARD C. VAUGHAN                      Executive Vice President (formerly
 Director                                Senior Vice President) and Chief
 200 East Berry Street                   Financial Officer, Lincoln National
 Fort Wayne, Ind. 46802                  Corp.
-------------------------------------------------------------------------------
 MICHAEL R. WALKER                       Vice President, Lincoln National Life
 Vice President                          Insurance Co. Formerly: Vice
                                         President, Employers Health Insurance
                                         Co; Vice President/HR, Baker Hughes,
                                         Inc.
-------------------------------------------------------------------------------
 ROY V. WASHINGTON                       Vice President (formerly, Associate
 Vice President                          Counsel), Lincoln National Life
                                         Insurance Co. Formerly: Director of
                                         Compliance, Lincoln National
                                         Investment, Inc.; Compliance
                                         Consultant, Lincoln National Corp.
-------------------------------------------------------------------------------
 JANET C. WHITNEY                        Vice President and Treasurer, Lincoln
 Vice President and                      National Life Insurance Co. Formerly
 Treasurer                               Vice President and General Auditor,
 200 East Berry Street                   Lincoln National Corp. and Lincoln
 Fort Wayne, Ind. 46802                  National Life Insurance Co.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and
 position(s)
 with applicant             Principal occupations last five years
-------------------------------------------------------------------------------
 C. SUZANNE WOMACK          Secretary and Assistant Vice President, Lincoln
 Secretary and              National Corp. and Lincoln National Life Insurance
 Assistant Vice President   Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 O. DOUGLAS WORTHINGTON     Vice President, Controller and Assistant Treasurer,
 Vice President, Controller Lincoln National Life Insurance Co. Formerly Vice
 and Assistant Treasurer    President, Lincoln Investment Management Inc.
-------------------------------------------------------------------------------
 MICHAEL L. WRIGHT          Senior Vice President, Lincoln National Life
 Senior Vice President      Insurance Co. Formerly: Executive Vice President &
                            COO, The Associated Group.
-------------------------------------------------------------------------------
 KATHERINE K. WYSS          Vice President (formerly Second Vice President),
 Vice President             Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

* The principal business address of each person listed, unless otherwise indi-cated, is 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Ind. 46801.

APPENDIX B

Illustrations of policy values

The following tables have been prepared to help show how values under the pol-icy change with investment performance. The tables show death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the returns averaged 0%, 6%, and 12% but fluctu-ated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current cost of insurance charges are deducted. Although the contract allows for maximum cost of insur-ance charges specified in the l980 Commissioners Standard Ordinary Mortality Table, Lincoln Life expects that it will continue to charge the current cost of insurance charges for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender val-ues which would result if the guaranteed maximum cost of insurance charges were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current cost of insurance charges.

In each of the illustrations an assumed gross investment result is indicated. The gross investment results used in the illustrations are then reduced by the asset management charge (current average .51%), the mortality and expense risk charge (.85% for the first 10 policy years and .75% thereafter), the adminis-trative charge (.30% for the first 10 policy years and .10% thereafter), the guaranteed death benefit charge (.10% for the first 10 policy years and 0% thereafter), and other expenses incurred by the funds including printing, mail-ing, Directors' fees, etc. (current average .03%) so that the actual numbers in the illustrations are net of expenses.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Male issue age 35
$132,250 specified amount

$25,000 initial premium using current preferred charges

                    Death benefit                Policy value                 Net cash surrender value
                    ---------------------------- ---------------------------- ---------------------------
        Premiums                                                              assuming hypothetical
        accumulated assuming hypothetical gross  assuming hypothetical gross  gross
End of  at 5%       annual investment return of  annual investment return of  annual investment return of
policy  interest    ---------------------------- ---------------------------- ---------------------------
year    per year    0% gross  6% gross 12% gross 0% gross  6% gross 12% gross 0% gross 6% gross 12% gross
---------------------------------------------------------------------------------------------------------
 1        $26,250   $132,250  $132,250 $132,250   $24,341  $25,808  $ 27,275  $22,091  $23,558  $ 25,025
 2         27,563    132,250   132,250  132,250    23,680   26,638    29,770   21,555   24,513    27,645
 3         28,941    132,250   132,250  132,250    23,016   27,491    32,508   21,016   25,491    30,508
 4         30,388    132,250   132,250  132,250    22,336   28,356    35,502   20,586   26,606    33,752
 5         31,907    132,250   132,250  132,250    21,640   29,234    38,780   20,140   27,734    37,280
---------------------------------------------------------------------------------------------------------
 6         33,502    132,250   132,250  132,250    20,929   30,125    42,372   19,679   28,875    41,122
 7         35,178    132,250   132,250  132,250    20,202   31,031    46,315   19,202   30,031    45,315
 8         36,936    132,250   132,250  132,250    19,458   31,952    50,644   18,708   31,202    49,894
 9         38,783    132,250   132,250  132,250    18,699   32,890    55,404   18,199   32,390    54,904
10         40,722    132,250   132,250  134,600    17,909   33,835    60,631   17,659   33,585    60,381
---------------------------------------------------------------------------------------------------------
15         51,973    132,250   132,250  185,406    13,798   39,495    97,071   13,798   39,495    97,071
20         66,332    132,250   132,250  243,724     8,242   45,372   155,238    8,242   45,372   155,238
25         84,659    132,250   132,250  333,731       375   51,134   249,053      375   51,134   249,053
30        108,049        * 0   132,250  488,333       * 0   56,109   400,273      * 0   56,109   400,273

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made

*Please refer to the Guaranteed Minimum Death Benefit provision.

by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
$132,250 specified amount

$25,000 initial premium using current standard charges

                    Death benefit                Policy value                 Net cash surrender value
                    ---------------------------- ---------------------------- ---------------------------
        Premiums                                                              assuming hypothetical
        accumulated assuming hypothetical gross  assuming hypothetical gross  gross
End of  at 5%       annual investment return of  annual investment return of  annual investment return of
policy  interest    ---------------------------- ---------------------------- ---------------------------
year    per year    0% gross  6% gross 12% gross 0% gross  6% gross 12% gross 0% gross 6% gross 12% gross
---------------------------------------------------------------------------------------------------------
 1        $26,250   $132,250  $132,250 $132,250   $24,328  $25,795  $ 27,262  $22,078  $23,545  $ 25,012
 2         27,563    132,250   132,250  132,250    23,654   26,611    29,742   21,529   24,486    27,617
 3         28,941    132,250   132,250  132,250    22,978   27,451    32,464   20,978   25,451    30,464
 4         30,388    132,250   132,250  132,250    22,286   28,301    35,441   20,536   26,551    33,691
 5         31,907    132,250   132,250  132,250    21,578   29,163    38,701   20,078   27,663    37,201
---------------------------------------------------------------------------------------------------------
 6         33,502    132,250   132,250  132,250    20,854   30,039    42,274   19,604   28,789    41,024
 7         35,178    132,250   132,250  132,250    20,115   30,928    46,195   19,115   29,928    45,195
 8         36,936    132,250   132,250  132,250    19,359   31,833    50,502   18,609   31,083    49,752
 9         38,783    132,250   132,250  132,250    18,574   32,741    55,226   18,074   32,241    54,726
10         40,722    132,250   132,250  134,123    17,759   33,654    60,416   17,509   33,404    60,166
---------------------------------------------------------------------------------------------------------
15         51,973    132,250   132,250  184,457    13,477   39,097    96,574   13,477   39,097    96,574
20         66,332    132,250   132,250  242,105     7,656   44,627   154,207    7,656   44,627   154,207
25         84,659        * 0   132,250  330,714       * 0   49,570   246,801      * 0   49,570   246,801
30        108,049        * 0   132,250  482,422       * 0   52,824   395,428      * 0   52,824   395,428

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made

*Please refer to the Guaranteed Minimum Death Benefit provision.

by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
$132,250 specified amount

$25,000 initial premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
        Premiums    --------------------------- --------------------------- ---------------------------
        accumulated assuming hypothetical gross assuming hypothetical gross assuming hypothetical gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1      $ 26,250   $132,250 $132,250 $132,250  $24,327  $25,794  $ 27,261  $22,077  $23,544  $ 25,011
  2        27,563    132,250  132,250  132,250   23,650   26,607    29,738   21,525   24,482    27,613
  3        28,941    132,250  132,250  132,250   22,964   27,436    32,450   20,964   25,436    30,450
  4        30,388    132,250  132,250  132,250   22,268   28,282    35,421   20,518   26,532    33,671
  5        31,907    132,250  132,250  132,250   21,558   29,141    38,677   20,058   27,641    37,177
-------------------------------------------------------------------------------------------------------
  6        33,502    132,250  132,250  132,250   20,831   30,013    42,244   19,581   28,763    40,994
  7        35,178    132,250  132,250  132,250   20,086   30,895    46,157   19,086   29,895    45,157
  8        36,936    132,250  132,250  132,250   19,318   31,786    50,450   18,568   31,036    49,700
  9        38,783    132,250  132,250  132,250   18,527   32,687    55,164   18,027   32,187    54,664
 10        40,722    132,250  132,250  133,963   17,708   33,593    60,344   17,458   33,343    60,094
-------------------------------------------------------------------------------------------------------
 15        51,973    132,250  132,250  184,181   13,393   38,987    96,430   13,393   38,987    96,430
 20        66,332    132,250  132,250  241,706    7,550   44,461   153,953    7,550   44,461   153,953
 25        84,659        * 0  132,250  330,125      * 0   49,317   246,362      * 0   49,317   246,362
 30       108,049        * 0  132,250  481,519      * 0   52,441   394,688      * 0   52,441   394,688

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made

*Please refer to the Guaranteed Minimum Death Benefit provision.

by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55 $62,500 specified amount $25,000 initial premium using current preferred charges

                    Death benefit               Policy value                Net cash surrender value
        Premiums    --------------------------- --------------------------- -----------------------------
        accumulated assuming hypothetical gross assuming hypothetical gross assuming hypothetical gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- -----------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross  6%gross  12% gross
---------------------------------------------------------------------------------------------------------
 1       $ 26,250   $62,500  $62,500  $ 62,500  $24,181  $25,649  $ 27,116  $ 21,931  $ 23,399 $  24,866
 2         27,563    62,500   62,500    62,500   23,337   26,300    29,438    21,212    24,175    27,313
 3         28,941    62,500   62,500    62,500   22,465   26,954    31,991    20,465    24,954    29,991
 4         30,388    62,500   62,500    62,500   21,561   27,609    34,804    19,811    25,859    33,054
 5         31,907    62,500   62,500    62,500   20,617   28,261    37,909    19,117    26,761    36,409
---------------------------------------------------------------------------------------------------------
 6         33,502    62,500   62,500    62,500   19,631   28,912    41,345    18,381    27,662    40,095
 7         35,178    62,500   62,500    62,500   18,591   29,556    45,155    17,591    28,556    44,155
 8         36,936    62,500   62,500    62,500   17,490   30,188    49,391    16,740    29,438    48,641
 9         38,783    62,500   62,500    67,063   16,312   30,803    54,083    15,812    30,303    53,583
10         40,722    62,500   62,500    72,258   15,055   31,402    59,228    14,805    31,152    58,978
---------------------------------------------------------------------------------------------------------
15         51,973    62,500   62,500   110,273    7,300   34,778    95,063     7,300    34,778    95,063
20         66,332       * 0   62,500   163,656      * 0   37,378   152,950       * 0    37,378   152,950
25         84,659       * 0   62,500   259,852      * 0   37,420   247,478       * 0    37,420   247,478
30        108,049       * 0   62,500   416,859      * 0   30,849   397,009       * 0    30,849   397,009

The hypothetical rates of return
shown above and elsewhere in this
prospectus are illustrative only and
should not be deemed a representation
of past or future investment rates of
return. Actual rates of return may be
more or less than those shown. the
death benefits and cash value for a
contract would be different from
those shown if the actual gross in-
vestment return averaged 0.00%, 6.00%
and 12.00% over a period of years,
but also fluctuated above or below
those averages for individual con-
tract years. No representations can
be made

*Please refer to the Guaranteed Minimum Death Benefit provision.

by Lincoln Life or any of the funds
that these hypothetical rates of re-
turn can be achieved for any one year
or sustained over any period of time.
All values are net of the following
charges: administration = .30% first
10 years, then .10%; asset management
= .51% (current average) all years;
guaranteed death benefit = .10% first
10 years only; mortality and expense
risk = .85% first 10 years, then
 .75%; and miscellaneous expense =
 .03% all years. Values illustrated
are also net of cost of insurance
charges.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
$62,500 specified amount

$25,000 initial premium using current standard charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
        Premiums    assuming hypothetical       assuming hypothetical       assuming hypothetical
        accumulated gross                       gross                       gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $ 26,250    $62,500  $62,500  $ 62,500  $24,150  $25,617  $ 27,084  $21,900  $23,367  $ 24,834
 2        27,563     62,500   62,500    62,500   23,269   26,230    29,367   21,144   24,105    27,242
 3        28,941     62,500   62,500    62,500   22,351   26,837    31,872   20,351   24,837    29,872
 4        30,388     62,500   62,500    62,500   21,389   27,433    34,627   19,639   25,683    32,877
 5        31,907     62,500   62,500    62,500   20,381   28,020    37,667   18,881   26,520    36,167
-------------------------------------------------------------------------------------------------------
 6        33,502     62,500   62,500    62,500   19,314   28,590    41,028   18,064   27,340    39,778
 7        35,178     62,500   62,500    62,500   18,187   29,144    44,758   17,187   28,144    43,758
 8        36,936     62,500   62,500    62,500   16,978   29,671    48,907   16,228   28,921    48,157
 9        38,783     62,500   62,500    66,356   15,674   30,162    53,513   15,174   29,662    53,013
10        40,722     62,500   62,500    71,446   14,261   30,613    58,562   14,011   30,363    58,312
-------------------------------------------------------------------------------------------------------
15        51,973     62,500   62,500   108,596    5,195   32,812    93,617    5,195   32,812    93,617
20        66,332        * 0   62,500   160,436      * 0   32,742   149,940      * 0   32,742   149,940
25        84,659        * 0   62,500   254,031      * 0   26,759   241,934      * 0   26,759   241,934
30       108,049        * 0   62,500   406,440      * 0    4,776   387,086      * 0    4,776   387,086

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made

*Please refer to the Guaranteed Minimum Death Benefit provision.

by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
$62,500 specified amount
$25,000 initial premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
        Premiums    --------------------------- --------------------------- ---------------------------
        accumulated assuming hypothetical gross assuming hypothetical gross assuming hypothetical gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1       $ 26,250   $62,500  $62,500  $ 62,500  $24,148  $25,615  $ 27,082  $21,898  $23,365  $ 24,832
 2         27,563    62,500   62,500    62,500   23,263   26,224    29,361   21,138   24,099    27,236
 3         28,941    62,500   62,500    62,500   22,342   26,828    31,863   20,342   24,828    29,863
 4         30,388    62,500   62,500    62,500   21,379   27,423    34,616   19,629   25,673    32,866
 5         31,907    62,500   62,500    62,500   20,368   28,007    37,653   18,868   26,507    36,153
-------------------------------------------------------------------------------------------------------
 6         33,502    62,500   62,500    62,500   19,301   28,575    41,012   18,051   27,325    39,762
 7         35,178    62,500   62,500    62,500   18,168   29,124    44,737   17,168   28,124    43,737
 8         36,936    62,500   62,500    62,500   16,955   29,646    48,882   16,205   28,896    48,132
 9         38,783    62,500   62,500    66,321   15,648   30,134    53,485   15,148   29,634    52,985
10         40,722    62,500   62,500    71,407   14,233   30,582    58,531   13,983   30,332    58,281
-------------------------------------------------------------------------------------------------------
15         51,973    62,500   62,500   108,522    5,121   32,736    93,554    5,121   32,736    93,554
20         66,332       * 0   62,500   160,306      * 0   32,572   149,819      * 0   32,572   149,819
25         84,659       * 0   62,500   253,728      * 0   26,100   241,646      * 0   26,100   241,646
30        108,049       * 0   62,500   405,112      * 0      300   385,821      * 0      300   385,821

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made

*Please refer to the Guaranteed Minimum Death Benefit provision.

by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.

APPENDIX C

Definitions for Separate Account F

Age -- The age at the insured's last birthday on the policy date.

Attained age -- The age of the insured on the policy anniversary on or next preceding any monthly anniversary day.

Beneficiary -- The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed with Lin-coln Life. If no beneficiary survives the insured, the owner or the owner's estate will receive the benefit.

Free look period -- The period of time in which the owner may cancel the pol-icy and receive a refund. The owner may cancel the policy within 10 days of receipt, or 45 days after Part 1 of the application is signed, or within 10 days after mailing or personal delivery of the Notice of Withdrawal Right.

Fund -- Any of the funds in which the Separate Account may invest; currently, the American Variable Insurance Series is available.

General account -- The assets of Lincoln Life other than those allocated to the Separate Account or any other Separate Account.

Gross investment results -- The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

Guaranteed death benefit -- The death benefit protection provided by Lincoln Life on the life of the insured if net cash surrender value has been reduced to zero and if there are no outstanding policy loans.

Insured -- The person upon whose life the policy is issued, and who is so named on the Policy Schedule.

Investment amount -- The portion of the policy value invested in the Separate Account, and equal in amount to the policy value minus any outstanding loans.

Issue premium -- The total premium required to be paid to issue the policy.

Lincoln Life (we, our, us)--Lincoln National Life Insurance Co.

Maturity date -- The policy anniversary following the insured's 99th birthday, if living. It is the last date insurance coverage can remain in force and the date any remaining net cash surrender value will be payable.

Monthly anniversary day -- The same date in each month as the policy date.

Net cash surrender value -- The amount payable to the owner upon surrender of the policy. It is equal to the policy value minus any surrender charge, minus any outstanding loan and minus any unpaid loan interest.

Net investment results -- The gross investment results of a fund minus the as-set management charges and any miscellaneous fund expenses, and the mortality and expense risk charge, minus guaranteed death benefit charge, and minus the administrative charge.

Option date -- Any date the policy terminates under the termination provision.

Owner (you, your) -- The person so designated in the application or as subse-quently changed. If a policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

Planned periodic premium -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

Policy -- The Flexible Premium Variable Life Insurance policy offered by Lin-coln Life and described in this prospectus.

Policy date -- The date set forth in the policy that is used to determine pol-icy years and policy months. Policy anniversaries are measured from the policy date. The policy date is ordinarily the earlier of the date the full initial premium is received from the owner or the date on which the policy is approved for issue.

Policy value -- The sum of all values in the Separate Account and in the Gen-eral Account at any time, irrespective of outstanding loans or surrender charge.

Proceeds -- The amount payable on the maturity date, or on surrender of the policy, or after the death of any insured person. The proceeds will be differ-ent on each of these events.

Record date -- The date the policy is recorded on the books of Lincoln Life as an in-force policy. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstand-ing requirement or the date of underwriting approval. The record date controls the timing of the transfer of initial assets from the Cash Management Fund to the various subaccounts.

Separate Account -- The Lincoln National Flexible Premium Variable Life Ac-count F, a Separate Account established by Lincoln Life to receive and invest net premiums paid under the policy.

Series -- Any of the series in which the Separate Account may invest; current-ly, the sole series is American Variable Insurance Series.

Specified amount -- The minimum death benefit payable under the policy so long as the policy remains in force. The death benefit proceeds will be reduced by any outstanding loan and any due and unpaid charges, and increased by any un-earned loan interest.

Subaccount -- A subdivision of the Separate Account. Each subaccount invests exclusively in the shares of a specified fund.

Surrender charge -- A charge deducted from policy value upon surrender of the policy.

Unit -- An accounting unit of measure used to calculate the value of an invest-ment in a specified subaccount.

Unit value -- The dollar value of a unit in a specified subaccount on a speci-fied valuation date.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

STATEMENT OF ASSETS AND LIABILITY

DECEMBER 31, 1996



                                        Percent                     Cash
                                        of Net              Bond    Management
                                        Assets  Combined    Account Account
------------------------------------------------------------------------------
ASSETS
 Investments in American Variable
 Insurance Series at net asset value:
 . Bond Fund
   5,781 shares at $10.17 per share
   (cost-$58,799)                          0.1% $    58,797 $58,797
---------------------------------------
 . Cash Management Fund
   368,888 shares at $11.03 per share
   (cost-$4,090,676)                       8.2    4,068,836         $4,068,836
---------------------------------------
 . High-Yield Bond Fund
   274,051 shares at $14.39 per share
   (cost-$3,789,394)                       7.9    3,943,588
---------------------------------------
 . Growth-Income Fund
   546,277 shares at $32.66 per share
   (cost-$13,947,890)                     35.8   17,841,394
---------------------------------------
 . Growth Fund
   347,558 shares at $39.63 per share
   (cost-$11,200,674)                     27.7   13,773,718
---------------------------------------
 . U.S. Government/AAA-Rated Securities
   Fund
   297,747 shares at $10.96 per share
   (cost-$3,285,807)                       6.5    3,263,303
---------------------------------------
 . International Fund
   325,449 shares at $15.09 per share
   (cost-$4,400,654)                       9.9    4,911,032
---------------------------------------
 . Asset Allocation Fund
   141,697 shares at $13.93 per share
   (cost-$1,793,852)                       4.0    1,973,833
---------------------------------------  -----  ----------- ------- ----------
TOTAL ASSETS
 (Cost-$42,567,746)                      100.1   49,834,501  58,797  4,068,836
---------------------------------------
LIABILITY--
Payable to Lincoln National Life
 Insurance Company                         0.1       52,738      62      4,288
---------------------------------------  -----  ----------- ------- ----------
NET ASSETS                               100.0% $49,781,763 $58,735 $4,064,548
---------------------------------------  =====  =========== ======= ==========
UNITS OUTSTANDING                                            54,685  2,807,126
---------------------------------------                     ======= ==========
NET ASSET VALUE PER UNIT                                     $1.074     $1.448
---------------------------------------                     ======= ==========

See accompanying notes.

                                    U.S.
                                    Government/
High-Yield  Growth-                 AAA-Rated                 Asset
Bond        Income      Growth      Securities  International Allocation
Account     Account     Account     Account     Account       Account
------------------------------------------------------------------------
$3,943,588
            $17,841,394
                        $13,773,718
                                    $3,263,303
                                                 $4,911,032
                                                              $1,973,833
----------  ----------- ----------- ----------   ----------   ----------
 3,943,588   17,841,394  13,773,718  3,263,303    4,911,032    1,973,833
     4,093       18,904      14,845      3,467        5,004        2,075
----------  ----------- ----------- ----------   ----------   ----------
$3,939,495  $17,822,490 $13,758,873 $3,259,836   $4,906,028   $1,971,758
==========  =========== =========== ==========   ==========   ==========
 1,567,880    5,873,814   4,100,658  1,778,313    2,862,275    1,105,171
==========  =========== =========== ==========   ==========   ==========
    $2.513       $3.034      $3.355     $1.833       $1.714       $1.784
==========  =========== =========== ==========   ==========   ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

STATEMENTS OF OPERATIONS

                                                                 Cash
                                                        Bond     Management
                                           Combined     Account  Account
---------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
Net investment income:
 .Dividends from investment income         $ 1,006,571      --    $ 97,445
------------------------------------------
 .Dividends from net realized gain on
  investments                                  702,743      --          --
------------------------------------------
 .Mortality and expense risk charge           (375,887)     --     (39,302)
------------------------------------------ -----------  ------    --------
NET INVESTMENT INCOME                        1,333,427      --      58,143
------------------------------------------
Net realized and unrealized gain(loss) on
 investments:
 .Net realized gain (loss) on investments      376,161      --      10,080
 .Net change in unrealized appreciation or
  depreciation on investments               (2,045,584)     --      11,716
------------------------------------------ -----------  ------    --------
NET GAIN (LOSS) ON INVESTMENTS              (1,669,423)     --      21,796
------------------------------------------ -----------  ------    --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 $  (335,996)     --    $ 79,939
------------------------------------------ ===========  ======    ========
YEAR ENDED DECEMBER 31, 1995
Net investment income:
 .Dividends from investment income         $ 1,252,832      --    $125,603
------------------------------------------
 .Dividends from net realized gain on
  investments                                1,586,142      --          --
------------------------------------------
 .Mortality and expense risk charge           (442,101)     --     (27,945)
------------------------------------------ -----------  ------    --------
NET INVESTMENT INCOME                        2,396,873      --      97,658
------------------------------------------
Net realized and unrealized gain(loss) on
 investments:
 .Net realized gain on investments             527,229      --       8,545
------------------------------------------
 .Net change in unrealized appreciation or
  depreciation on investments                4,708,861      --     (13,686)
------------------------------------------ -----------  ------    --------
NET GAIN (LOSS) ON INVESTMENTS               5,236,090      --      (5,141)
------------------------------------------ -----------  ------    --------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $ 7,632,963      --    $ 92,517
------------------------------------------ ===========  ======    ========
YEAR ENDED DECEMBER 31, 1996
Net investment income:
 .Dividends from investment income         $ 1,278,281  $1,617    $158,350
------------------------------------------
 .Dividends from net realized gain on
  investments                                2,577,711      --          --
------------------------------------------
 .Mortality and expense risk charge           (540,498)   (257)    (39,817)
------------------------------------------ -----------  ------    --------
NET INVESTMENT INCOME                        3,315,494   1,360     118,533
------------------------------------------
Net realized and unrealized gain(loss) on
 investments:
 .Net realized gain on investments           1,163,196   1,419      10,778
------------------------------------------
 .Net change in unrealized appreciation or
  depreciation on investments                  833,877      (2)    (11,163)
------------------------------------------ -----------  ------    --------
NET GAIN (LOSS) ON INVESTMENTS               1,997,073   1,417        (385)
------------------------------------------ -----------  ------    --------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $ 5,312,567  $2,777    $118,148
------------------------------------------ ===========  ======    ========

See accompanying notes.

                                    U.S.
High-                               Government/
Yield       Growth-                 AAA-Rated                 Asset
Bond        Income      Growth      Securities  International Allocation
Account     Account     Account     Account     Account       Account
------------------------------------------------------------------------
$ 261,748   $  267,416  $   57,736   $ 246,289    $ 38,224     $ 37,713
       --      422,560     192,403          --      74,022       13,758
  (35,186)    (125,569)    (94,923)    (46,248)    (24,563)     (10,096)
---------   ----------  ----------   ---------    --------     --------
  226,562      564,407     155,216     200,041      87,683     $ 41,375
   18,558       84,577     216,161      10,152      38,096       (1,463)
 (452,413)    (556,183)   (433,456)   (423,549)   (143,433)     (48,266)
---------   ----------  ----------   ---------    --------     --------
 (433,855)    (471,606)   (217,295)   (413,397)   (105,337)     (49,729)
---------   ----------  ----------   ---------    --------     --------
($207,293)  $   92,801    ($62,079)  ($213,356)   ($17,654)     ($8,354)
=========   ==========  ==========   =========    ========     ========
$ 332,900   $  318,849  $   84,892   $ 277,020    $ 66,376     $ 47,192
       --      559,151     919,940          --      59,299       47,752
  (42,751)    (153,973)   (122,795)    (47,668)    (32,274)     (14,695)
---------   ----------  ----------   ---------    --------     --------
  290,149      724,027     882,037     229,352      93,401       80,249
    2,863      148,499     338,085      12,456      14,231        2,550
  330,754    2,434,036   1,331,301     255,811     168,842      201,803
---------   ----------  ----------   ---------    --------     --------
  333,617    2,582,535   1,669,386     268,267     183,073      204,353
---------   ----------  ----------   ---------    --------     --------
$ 623,766   $3,306,562  $2,551,423   $ 497,619    $276,474     $284,602
=========   ==========  ==========   =========    ========     ========
$ 305,128   $  344,882  $   75,047   $ 254,325    $ 75,494     $ 63,438
       --    1,285,259     973,370          --     192,271      126,811
  (42,312)    (194,093)   (152,717)    (42,257)    (48,336)     (20,709)
---------   ----------  ----------   ---------    --------     --------
  262,816    1,436,048     895,700     212,068     219,429      169,540
   79,255      389,876     586,803       9,685      44,775       40,605
   60,180      673,953     (64,090)   (161,672)    320,050       16,621
---------   ----------  ----------   ---------    --------     --------
  139,435    1,063,829     522,713    (151,987)    364,825       57,226
---------   ----------  ----------   ---------    --------     --------
$ 402,251   $2,499,877  $1,418,413   $  60,081    $584,254     $226,766
=========   ==========  ==========   =========    ========     ========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS



                                                                  Cash
                                                         Bond     Management
                                            Combined     Account  Account
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1993               $29,283,875  --       $3,111,000
Changes from operations:
 . Net investment income                      1,333,427  --           58,143
 ------------------------------------------
 . Net realized gain (loss) on investments      376,161  --           10,080
 ------------------------------------------
 . Net change in unrealized appreciation or
   depreciation on investments               (2,045,584) --           11,716
------------------------------------------- -----------  -------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     (335,996) --           79,939
-------------------------------------------
Net increase (decrease) from unit
 transactions                                 1,771,577  --         (585,955)
------------------------------------------- -----------  -------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       1,435,581  --         (506,016)
------------------------------------------- -----------  -------  ----------
NET ASSETS AT DECEMBER 31, 1994              30,719,456  --        2,604,984
-------------------------------------------
Changes from operations:
 . Net investment income                      2,396,873  --           97,658
 ------------------------------------------
 . Net realized gain on investments             527,229  --            8,545
 ------------------------------------------
 . Net change in unrealized appreciation or
   depreciation on investments                4,708,861  --          (13,686)
------------------------------------------- -----------  -------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   7,632,963  --           92,517
-------------------------------------------
Net increase (decrease) from unit
 transactions                                 1,193,904  --         (199,493)
------------------------------------------- -----------  -------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       8,826,867  --         (106,976)
------------------------------------------- -----------  -------  ----------
NET ASSETS AT DECEMBER 31, 1995              39,546,323  --        2,498,008
------------------------------------------- -----------  -------  ----------
Changes from operations:
 . Net investment income                      3,315,494  $ 1,360     118,533
 ------------------------------------------
 . Net realized gain on investments           1,163,196    1,419      10,778
 ------------------------------------------
 . Net change in unrealized appreciation or
   depreciation on investments                  833,877       (2)    (11,163)
------------------------------------------- -----------  -------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   5,312,567    2,777     118,148
-------------------------------------------
Net increase (decrease) from unit
 transactions                                 4,922,873   55,958   1,448,392
------------------------------------------- -----------  -------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      10,235,440   58,735   1,566,540
------------------------------------------- -----------  -------  ----------
NET ASSETS AT DECEMBER 31, 1996             $49,781,763  $58,735  $4,064,548
------------------------------------------- ===========  =======  ==========


See accompanying notes.

                                       U.S.
                                       Government/
 High-Yield  Growth-                   AAA-Rated                  Asset
 Bond        Income       Growth       Securities   International Allocation
 Account     Account      Account      Account      Account       Account
---------------------------------------------------------------------------------
 $3,182,233  $ 9,441,516  $ 7,479,779  $3,983,581    $1,453,393   $  632,373
    226,562      564,407      155,216     200,041        87,683       41,375
     18,558       84,577      216,161      10,152        38,096       (1,463)
   (452,413)    (556,183)    (433,456)   (423,549)     (143,433)     (48,266)
 ----------  -----------  -----------  ----------    ----------   ----------
   (207,293)      92,801      (62,079)   (213,356)      (17,654)      (8,354)
        331      944,450      285,007    (112,207)      942,370      297,581
 ----------  -----------  -----------  ----------    ----------   ----------
   (206,962)   1,037,251      222,928    (325,563)      924,716      289,227
 ----------  -----------  -----------  ----------    ----------   ----------
  2,975,271   10,478,767    7,702,707   3,658,018     2,378,109      921,600
    290,149      724,027      882,037     229,352        93,401       80,249
      2,863      148,499      338,085      12,456        14,321        2,550
    330,754    2,434,036    1,331,301     255,811       168,842      201,803
 ----------  -----------  -----------  ----------    ----------   ----------
    623,766    3,306,562    2,551,423     497,619       276,474      284,602
    132,619      320,027      947,072    (392,338)      204,677      181,340
 ----------  -----------  -----------  ----------    ----------   ----------
    756,385    3,626,589    3,498,495     105,281       481,151      465,942
 ----------  -----------  -----------  ----------    ----------   ----------
  3,731,656   14,105,356   11,201,202   3,763,299     2,859,260    1,387,542
 ----------  -----------  -----------  ----------    ----------   ----------
    262,816    1,436,048      895,700     212,068       219,429      169,540
     79,255      389,876      586,803       9,685        44,775       40,605
     60,180      673,953      (64,090)   (161,672)      320,050       16,621
 ----------  -----------  -----------  ----------    ----------   ----------
    402,251    2,499,877    1,418,413      60,081       584,254      226,766
   (194,412)   1,217,257    1,139,258    (563,544)    1,462,514      357,450
 ----------  -----------  -----------  ----------    ----------   ----------
    207,839    3,717,134    2,557,671    (503,463)    2,046,768      584,216
 ----------  -----------  -----------  ----------    ----------   ----------
 $3,939,495  $17,822,490  $13,758,873  $3,259,836    $4,906,028   $1,971,758
 ==========  ===========  ===========  ==========    ==========   ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES
The Separate Account: Lincoln Life Flexible Premium Variable Life Account F (Separate Account) was established as a segregated investment account of Lin-coln National Life Insurance Company (the Company) on May 29, 1987. The Sepa-rate Account was registered on November 20, 1987 under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on January 4, 1988.

Investments: The Separate Account invests in the American Variable Insurance Series (AVIS) which consists of eight funds: Bond Fund, Cash Management Fund, High-Yield Bond Fund, Growth-Income Fund, Growth Fund, U.S. Government/AAA-Rated Securities Fund, International Fund, and Asset Allocation Fund (Funds). Investments in the Funds are stated at the closing net asset values per share on December 31, 1996. AVIS is registered as an open-end management investment company.

Investment transactions are accounted for on a trade-date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is de-termined by the average-cost method.

Dividends: Dividends paid to the Separate Account are automatically reinvested in shares of the Funds on the payable date.

Federal Income Taxes: Operations of the Separate Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance com-pany" under the Internal Revenue Code. Using current law, no federal income taxes are payable with respect to the Separate Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATE Separate Account Charges: Amounts are charged daily to the Separate Account by the Company for a mortality and expense risk charge at an annual rate of .85% of the average daily net asset value of the Separate Account for the first ten policy years, and .75% for policy years thereafter. These charges are made in return for the Company's assumption of risks associated with mortality experi-ence and administrative expenses in connection with policies issued.

For the first ten policy years, amounts are charged daily to the Separate Ac-count by the Company for the guaranteed death benefit at an annual rate of .10% of the average daily net asset value of the Separate Account.

Amounts are charged daily to the Separate Account by the Company for an admin-istrative charge at an annual rate of .30% of the average daily net asset value of the Separate Account for the first ten policy years and .10% for policy years thereafter.

Other Charges: Other charges, which are paid to the Company by redeeming Sepa-rate Account units, are for the cost of insurance and contingent surrender charges. These other charges for 1996, 1995 and 1994 amounted to $521,383, $436,723 and $586,553, respectively.

The Company assumes the responsibility for providing the insurance benefits in-cluded in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insur-ance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as de-scribed in the Separate Account's prospectus.

Surrender charges are deducted if the policy is surrendered during the first ten policy years. The maximum rate for surrender charges, which decreases by policy year, ranges from 9% of the total first year premiums paid for surren-ders during the first policy year to 1% for surrenders during the tenth policy year.

This page was intentionally left blank.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS CONTINUED

3. NET ASSETS
Net Assets at December 31, 1996 consisted of the following:

                                                        Cash        High-Yield
                                               Bond     Management  Bond
                                   Combined    Account  Account     Account
------------------------------------------------------------------------------
Unit transactions                  $28,641,193 $55,958  $3,429,218  $1,915,360
---------------------------------
Accumulated net investment income   10,670,225   1,360     613,801   1,641,201
---------------------------------
Accumulated net realized gain on
 investments                         3,203,590   1,419      43,369     228,740
---------------------------------
Net unrealized appreciation
 (depreciation) on investments       7,266,755      (2)    (21,840)    154,194
---------------------------------  ----------- -------  ----------  ----------
                                   $49,781,763 $58,735  $4,064,548  $3,939,495
                                   =========== =======  ==========  ==========

4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

                           Year Ended                Year Ended
                           December 31, 1996         December 31, 1995
                           Units       Amount        Units       Amount
-----------------------------------------------------------------------------
Bond Account:
Purchases                     201,450  $    208,586          --           --
-------------------------
Redemptions                  (146,765)     (152,628)         --           --
-------------------------  ----------  ------------  ----------  -----------
                               54,685        55,958
Cash Management Account:
Purchases                  10,549,495    15,041,172   3,219,898  $ 4,417,577
-------------------------
Redemptions                (9,532,862)  (13,592,780) (3,375,836)  (4,617,070)
-------------------------  ----------  ------------  ----------  -----------
                            1,016,633     1,448,392    (155,938)    (199,493)
High-Yield Bond Account:
Purchases                     718,336     1,716,073     194,024      397,517
-------------------------
Redemptions                  (811,050)   (1,910,485)   (125,874)    (264,898)
-------------------------  ----------  ------------  ----------  -----------
                              (92,714)     (194,412)     68,150      132,619
Growth-Income Account:
Purchases                   1,044,112     2,936,929     523,394    1,210,343
-------------------------
Redemptions                  (621,723)   (1,719,672)   (392,334)    (890,316)
-------------------------  ----------  ------------  ----------  -----------
                              422,389     1,217,257     131,060      320,027
Growth Account:
Purchases                   1,276,020     3,987,975     839,058    2,292,591
-------------------------
Redemptions                  (913,240)   (2,848,717)   (485,162)  (1,345,519)
-------------------------  ----------  ------------  ----------  -----------
                              362,780     1,139,258     353,896      947,072
U.S. Government/AAA-Rated
 Securities Account:
Purchases                     256,101       450,344     183,394      306,584
-------------------------
Redemptions                  (568,288)   (1,013,888)   (408,679)    (698,922)
-------------------------  ----------  ------------  ----------  -----------
                             (312,187)     (563,544)   (225,285)    (392,338)
International Account:
Purchases                   1,277,676     2,014,548     413,293      577,192
-------------------------
Redemptions                  (351,916)     (552,034)   (269,256)    (372,515)
-------------------------  ----------  ------------  ----------  -----------
                              925,760     1,462,514     144,037      204,677
Asset Allocation Account:
Purchases                     387,503       647,701     151,510      206,365
-------------------------
Redemptions                  (171,729)     (290,251)    (18,134)     (25,025)
-------------------------  ----------  ------------  ----------  -----------
                              215,774       357,450     133,376      181,340
                                       ------------              -----------
NET INCREASE FROM UNIT
 TRANSACTIONS                          $  4,922,873              $ 1,193,904
                                       ============              ===========

                         U.S.
                         Government/
Growth-                  AAA-Rated                  Asset
Income       Growth      Securities   International Allocation
Account      Account     Account      Account       Account
--------------------------------------------------------------
$ 9,142,161  $ 7,069,409 $1,748,856    $3,867,136   $1,413,095
  3,861,802    2,366,979  1,428,711       427,977      328,394
    925,023    1,749,441    104,773       100,537       50,288
  3,893,504    2,573,044    (22,504)      510,378      179,981
-----------  ----------- ----------    ----------   ----------
$17,822,490  $13,758,873 $3,259,836    $4,906,028   $1,971,758
===========  =========== ==========    ==========   ==========





Year Ended
December 31, 1994
Units        Amount
-------------------------
         --           --
         --           --
-----------  -----------
  5,059,917  $ 6,653,789
 (5,498,122)  (7,239,744)
-----------  -----------
   (438,205)    (585,955)
    792,043    1,510,705
   (771,560)  (1,510,374)
-----------  -----------
     20,483          331
    878,348    1,711,032
   (390,554)    (766,582)
-----------  -----------
    487,794      944,450
    652,916    1,479,923
   (530,180)  (1,194,916)
-----------  -----------
    122,736      285,007
    279,693      443,237
   (346,287)    (555,444)
-----------  -----------
    (66,594)    (112,207)
  1,097,521    1,488,975
   (407,741)    (546,605)
-----------  -----------
    689,780      942,370
    333,391      404,917
    (88,227)    (107,336)
-----------  -----------
    245,164      297,581
             -----------
             $ 1,771,577
             ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS CONTINUED

5. PURCHASES AND SALES OF INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from in-vestments sold were as follows for 1996.

                                              Aggregate   Aggregate
                                              Cost of     Proceeds
                                              Purchases   from Sales
---------------------------------------------------------------------
Bond Account                                  $   209,615 $   152,235
-----------------------------------------------------------
Cash Management Account                         7,620,714   6,052,141
-----------------------------------------------------------
High-Yield Bond Account                         1,950,964   1,882,398
-----------------------------------------------------------
Growth-Income Account                           4,168,121   1,510,795
-----------------------------------------------------------
Growth Account                                  4,546,274   2,508,384
-----------------------------------------------------------
U.S. Government/AAA-Rated Securities Account      665,513   1,017,521
-----------------------------------------------------------
International Account                           2,150,775     466,829
-----------------------------------------------------------
Asset Allocation Account                          804,066     276,464
                                              ----------- -----------
-----------------------------------------------------------
                                              $22,116,042 $13,866,767
                                              =========== ===========

6. NEW INVESTMENT FUND
Effective January 1, 1996, the AVIS Bond Fund became available as an investment option for Separate Account contract owners.

7. DAILY VALUATION CALCULATIONS
Effective October 1996, the daily unit value calculation process was trans-ferred from the Company to the Delaware Group, an affiliate of the Company. Costs associated with the calculation of the unit value are paid by the Company.

REPORT OF ERNST & YOUNG LLP,INDEPENDENT AUDITORS

Board of Directors of Lincoln National Life Insurance Company and
Policyowners of Lincoln Life Flexible Premium Variable Life Account F

We have audited the accompanying statement of assets and li-ability of Lincoln Life Flexible Premium Variable Life Ac-count F (Separate Account) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally ac-cepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the fi-nancial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial po-sition of Lincoln Life Flexible Premium Variable Life Ac-count F at December 31, 1996, and the results of its opera-tions and the changes in its net assets for each of the three years in the period then ended in conformity with gen-erally accepted accounting principles.

Fort Wayne, Indiana
March 27, 1997

This page was intentionally left blank.

LINCOLN NATIONAL LIFE INSURANCE CO.

AUDITED FINANCIAL STATEMENTS

Prior to 1996, management of The Lincoln National Life Insurance Company (Company) prepared annual financial statements of the Company using two different types of accounting principles. Pursuant to insurance regulatory requirements in several states, management prepared financial statements in accordance with statutory accounting principles (STAP), which were subject to audit by the Company's independent auditors. Additionally, solely for purposes of inclusion in the registration statements of separate account products requiring registration and periodic reporting to the Securities and Exchange Commission (SEC), management also prepared financial statements of the Company in accordance with generally accepted accounting principles (GAAP), which were also subject to audit. In an attempt to reduce costs associated with the preparation and audits of both GAAP and STAP-bases financial statements, commencing with the registrations in 1997, management will prepare and have audited only STAP-basis financial statements.
The STAP-basis financial statements included in this registration statement have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which is an "other comprehensive basis of accounting" as that term is defined by the American Institute of Certified Public Accountants (see notes 1 and 2 to the enclosed audited STAP-basis financial statements for information on such prescribed and permitted practices).
Because 1996 is the initial year for which STAP-basis financial statements are used for purposes of these separate account product filings with the SEC, management has included the following financial statements of the Company to allow for comparability between years:
 . Section 1 contains the STAP-basis balance sheets of the Company as of Decem-ber 31, 1996 and 1995 and the related STAP-basis statements of income, changes in capital and surplus, and cash flows for the three years in the pe-riod ended December 31, 1996.
 . Section 2 contains the GAAP-basis balance sheets of the Company as of Decem-ber 31, 1995 and 1994 and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the pe-riod ended December 31, 1995.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED BALANCE SHEETS

                                                      December 31
                                                      1995        1994
                                                      ----------- -----------
                                                      (000's omitted)
                                                      -----------------------
ASSETS
INVESTMENTS:
Securities available-for-sale, at fair value:
 . Fixed maturity (cost: 1995 -- $18,852,837; 1994 --
   $18,193,928)                                       $20,414,785 $17,692,214
----------------------------------------------------
 . Equity (cost: 1995 -- $480,261; 1994 -- $416,351)       598,435     456,333
----------------------------------------------------
Mortgage loans on real estate                           3,147,783   2,795,914
----------------------------------------------------
Real estate                                               746,023     679,512
----------------------------------------------------
Policy loans                                              565,325     528,731
----------------------------------------------------
Other investments                                         241,219     158,196
----------------------------------------------------  ----------- -----------
Total investments                                      25,713,570  22,310,900
----------------------------------------------------
Cash and invested cash                                    802,743     990,880
----------------------------------------------------
Property and equipment                                     53,830      54,989
----------------------------------------------------
Deferred acquisition costs                                953,834   1,736,526
----------------------------------------------------
Premiums and fees receivable                              117,634     123,494
----------------------------------------------------
Accrued investment income                                 352,301     367,370
----------------------------------------------------
Assets held in separate accounts                       18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                           --     134,463
----------------------------------------------------
Amounts recoverable from reinsurers                     2,940,976   2,069,292
----------------------------------------------------
Goodwill                                                    5,149       3,385
----------------------------------------------------
Other assets                                              185,398     233,708
----------------------------------------------------  ----------- -----------
Total assets                                          $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Policy liabilities and accruals:
 . Future policy benefits, claims and claims expenses  $ 8,435,019 $ 7,540,772
----------------------------------------------------
 . Unearned premiums                                        55,174      61,472
----------------------------------------------------  ----------- -----------
Total policy liabilities and accruals                   8,490,193   7,602,244
----------------------------------------------------
Contractholder funds                                   18,171,822  17,028,628
----------------------------------------------------
Liabilities related to separate accounts               18,461,629  13,000,540
----------------------------------------------------
Federal income taxes                                      166,430          --
----------------------------------------------------
Short-term debt                                           124,783     153,656
----------------------------------------------------
Long-term debt                                             40,827      54,794
----------------------------------------------------
Other liabilities                                       1,412,534   1,264,730
----------------------------------------------------  ----------- -----------
Total liabilities                                      46,868,218  39,104,592
----------------------------------------------------
SHAREHOLDER'S EQUITY:
Common stock, $2.50 par value:
 . Authorized, issued and outstanding shares -- 10
  million
  (owned by Lincoln National Corp.)                        25,000      25,000
----------------------------------------------------
Additional paid-in capital                                809,557     791,605
----------------------------------------------------
Retained earnings                                       1,440,994   1,428,969
----------------------------------------------------
Net unrealized gain (loss) on securities available-
for-sale                                                  443,295    (324,619)
----------------------------------------------------  ----------- -----------
Total shareholder's equity                              2,718,846   1,920,955
----------------------------------------------------  ----------- -----------
Total liabilities and shareholder's equity            $49,587,064 $41,025,547
----------------------------------------------------  =========== ===========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF INCOME

                                            Year ended December 31
                                            1995       1994        1993
                                            ---------------------------------
                                            (000's omitted)
                                            ---------------------------------
REVENUE
Insurance premiums                          $  846,873 $1,099,480  $1,972,630
------------------------------------------
Insurance fees                                 450,423    390,384     425,083
------------------------------------------
Net investment income                        1,899,630  1,673,981   1,823,459
------------------------------------------
Realized gain (loss) on investments            136,195   (138,522)     92,150
------------------------------------------
Gain (loss) on sale of affiliates                   --     68,954     (98,500)
------------------------------------------
Other                                            3,405     20,946      35,781
------------------------------------------  ---------- ----------  ----------
Total revenue                                3,336,526  3,115,223   4,250,603
------------------------------------------

BENEFITS AND EXPENSES
Benefits and settlement expenses             2,122,616  2,194,047   3,033,139
------------------------------------------
Underwriting, acquisition, insurance and
 other expenses                                764,346    660,363     881,703
------------------------------------------
Interest expense                                    67        615          96
------------------------------------------  ---------- ----------  ----------
Total benefits and expenses                  2,887,029  2,855,025   3,914,938
------------------------------------------  ---------- ----------  ----------
Income before federal income taxes
and cumulative effect of accounting change     449,497    260,198     335,665
------------------------------------------
Federal income taxes                           127,472     40,400     142,544
------------------------------------------
Income before cumulative effect of
 accounting change                             322,025    219,798     193,121
------------------------------------------  ---------- ----------  ----------
Cumulative effect of accounting change
(postretirement benefits)                           --         --      45,582
------------------------------------------  ---------- ----------  ----------
Net income                                  $  322,025 $  219,798  $  147,539
------------------------------------------  ========== ==========  ==========

EARNINGS PER SHARE
Income before cumulative effect of
 accounting change                              $32.20     $21.98      $19.31
------------------------------------------
Cumulative effect of accounting change
(postretirement benefits)                           --         --       (4.56)
------------------------------------------  ---------- ----------  ----------
Net income                                      $32.20     $21.98      $14.75
------------------------------------------  ========== ==========  ==========



See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF
SHAREHOLDER'S EQUITY

                                           Year ended December 31
                                           1995        1994        1993
                                                ------------------------------
                                           (000's omitted)
                                           ----------------------------------
Common stock -- balance at beginning and
 end of year                               $   25,000  $   25,000  $   25,000
-----------------------------------------
ADDITIONAL PAID-IN CAPITAL:
Balance at beginning of year                  791,605     791,444     791,223
-----------------------------------------
Contribution from Lincoln National Corp.       17,952         161         221
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        809,557     791,605     791,444
-----------------------------------------
RETAINED EARNINGS:
Balance at beginning of year                1,428,969   1,334,171   1,198,632
-----------------------------------------
Net income                                    322,025     219,798     147,539
-----------------------------------------
Dividends declared                           (310,000)   (125,000)    (12,000)
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                      1,440,994   1,428,969   1,334,171
-----------------------------------------
NET UNREALIZED GAIN (LOSS) ON SECURITIES
 AVAILABLE-FOR-SALE:
Balance at beginning of year                 (324,619)    621,161      47,303
-----------------------------------------
Cumulative effect of accounting change             --          --     564,153
-----------------------------------------
Other change during year                      767,914    (945,780)      9,705
-----------------------------------------
                                           ----------  ----------  ----------
Balance at end of year                        443,295    (324,619)    621,161
-----------------------------------------
                                           ----------  ----------  ----------
Total shareholder's equity at end of year  $2,718,846  $1,920,955  $2,771,776
-----------------------------------------
                                           ==========  ==========  ==========




See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                          Year ended December 31
                                          1995         1994         1993
                                          -----------  -----------  ----------
                                          (000's omitted)
                                          ------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                $   322,025  $   219,798  $  147,539
----------------------------------------
Adjustments to reconcile net income to
net cash
provided by operating activities:
 . Deferred acquisition costs                  124,526     (171,063)    (92,183)
----------------------------------------
 . Premiums and fees receivable                  6,082       10,755      80,582
----------------------------------------
 . Accrued investment income                    15,069      (54,434)    (18,827)
----------------------------------------
 . Policy liabilities and accruals             621,603      114,038     345,142
----------------------------------------
 . Contractholder funds                      1,335,625    1,769,240   1,248,058
----------------------------------------
 . Amounts recoverable from reinsurers        (883,425)    (884,388)   (700,622)
----------------------------------------
 . Federal income taxes                         95,745        8,364    (130,308)
----------------------------------------
 . Provisions for depreciation                  39,089       38,870      41,516
----------------------------------------
 . Amortization of discount and premium        (86,653)       7,928    (100,274)
----------------------------------------
 . Realized loss (gain) on investments        (244,995)     219,682    (115,881)
----------------------------------------
 . Loss (gain) on sale of affiliates                --      (68,954)     98,500
----------------------------------------
 . Cumulative effect of accounting change           --           --      45,582
----------------------------------------
 . Other                                       458,542       (4,599)     51,369
----------------------------------------  -----------  -----------  ----------
Net adjustments                             1,481,208      985,439     752,654
----------------------------------------  -----------  -----------  ----------
Net cash provided by operating
 activities                                 1,803,233    1,205,237     900,193
----------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
 . Purchases                               (13,549,807) (12,100,213) (7,171,684)
----------------------------------------
 . Sales                                    12,163,673    9,326,809   7,139,781
----------------------------------------
 . Maturities                                  929,018      958,065      42,707
----------------------------------------
Fixed maturity securities held for
 investment:
 . Purchases                                        --           --  (5,903,805)
----------------------------------------
 . Sales                                            --           --   2,805,980
----------------------------------------
 . Maturities                                       --           --   1,639,739
----------------------------------------
Purchases of other investments             (1,711,427)  (1,421,321) (1,936,013)
----------------------------------------
Sale or maturity of other investments       1,198,536    1,457,157   1,142,872
----------------------------------------
Sale of affiliates                                 --      520,340          --
----------------------------------------
Decrease in cash collateral on loaned
 securities                                   (39,681)    (163,872)    (40,454)
----------------------------------------
Other                                        (213,708)     (37,606)     83,751
----------------------------------------  -----------  -----------  ----------
Net cash used in investing activities      (1,223,396)  (1,460,641) (2,197,126)
----------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt          (13,967)        (200)     (1,138)
----------------------------------------
Issuance of long-term debt                         --           --      10,314
----------------------------------------
Net increase (decrease) in short-term
 debt                                         (28,873)       3,629      13,047
----------------------------------------
Universal life and investment contract
 deposits                                   1,716,239    2,381,829   2,418,037
----------------------------------------
Universal life and investment contract
 withdrawals                               (2,149,325)  (1,604,450) (1,503,105)
----------------------------------------
Capital contribution from Lincoln
 National Corp.                                17,952          161         221
----------------------------------------
Dividends paid to shareholder                (310,000)    (125,000)    (12,000)
----------------------------------------  -----------  -----------  ----------
Net cash provided by (used in) financing
 activities                                  (767,974)     655,969     925,376
----------------------------------------  -----------  -----------  ----------

Net increase (decrease) in cash  (188,137)  400,565 (371,557)
-------------------------------
Cash at beginning of year         990,880   590,315  961,872
-------------------------------  --------  -------- --------
Cash at end of year              $802,743  $990,880 $590,315
-------------------------------  ========  ======== ========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

December 31, 1995

1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES

  Basis of presentation
  The accompanying consolidated financial statements include Lincoln National Life Insurance Co. ("Lincoln Life") and its majority owned subsidiaries. Lincoln Life and its subsidiaries operate multiple insurance businesses. Operations are divided into two business segments (see Note 9). These con-solidated financial statements have been prepared in conformity with gener-ally accepted accounting principles.

  Use of estimates
  The nature of the insurance business requires management to make estimates and assumptions that affect the amounts reported in the consolidated finan-cial statements and accompanying notes. Actual results could differ from those estimates.

  Investments
  Lincoln Life classifies its fixed maturity securities and equity securities (common and non-redeemable preferred stocks) as available-for-sale and, ac-cordingly, such securities are carried at fair value. The cost of fixed ma-turity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is adjusted for declines in value that are other than temporary.

  For the mortgage-backed securities portion of the fixed maturity securities portfolio, Lincoln Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the se-curities. When estimates of prepayments change, the effective yield is re-calculated to reflect actual payments to date and anticipated future pay-ments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the ac-quisition of the securities. This adjustment is reflected in net investment income.

  Mortgage loans on real estate are carried at outstanding principal balances less unaccrued discounts and net of reserves for declines that are other than temporary. Investment real estate is carried at cost less allowances for depreciation. Such real estate is carried net of reserves for declines in value that are other than temporary. Real estate acquired through foreclosure proceedings is re-corded at fair value on the settlement date which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at the settlement date, the carrying value is adjusted to the lower amount. Policy loans are carried at the aggregate unpaid balances. Any changes to the reserves for mortgage loans on real estate and real estate are reported as a realized gain (loss) on investments.

  Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less, includ-ing participation in a short-term investment pool administered by Lincoln National Corp. (LNC), the Lincoln Life's parent.

  Realized gain (loss) on investments is recognized in net income, net of re-lated amortization of deferred acquisition costs, using the specific iden-tification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded if these se-curities would have been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

  Derivatives
  Lincoln Life hedges certain portions of its exposure to interest rate fluc-tuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risk by entering into deriva-tive transactions. A description of Lincoln Life's accounting for its hedge of such risks is discussed in the following two paragraphs.

  The premium paid for interest rate caps is deferred and amortized to net investment income on a straight-line basis over the term of the interest rate cap. Any settlement received in accordance with the terms of the in-terest rate caps is recorded as investment income. Spread-lock agreements, interest rate swaps and financial futures, which hedge fixed maturity secu-rities available-for-sale, are carried at fair value with the change in fair value reflected directly in shareholder's equity. Realized gain (loss) from the settlement of such derivatives is deferred and amortized over the life of the hedged assets as an adjustment to the yield. Foreign exchange forward contracts, foreign currency options and foreign currency swaps, which hedge some of the foreign exchange risk of investments in fixed matu-rity securities denominated in foreign currencies, are carried at fair value with the change in fair value reflected in earnings. Realized

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED gain (loss) from the settlement of such derivatives is also zreflected in earnings.

  Hedge accounting is applied as indicated above after Lincoln Life deter-mines that the items to be hedged expose Lincoln Life to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risk; and the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation of changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met, the change in value of the deriva-tives is included in net income.

  Property and equipment
  Property and equipment owned for Lincoln Life use is carried at cost less allowances for depreciation.

  Premiums and fees
  Revenue for universal life and other interest-sensitive life insurance pol-icies consists of policy charges for cost of insurance, policy initiation and administration, and surrender charges that have been assessed. Tradi-tional individual life-health and annuity premiums are recognized as reve-nue over the premium-paying period of the policies. Group health premiums are prorated over the contract term of the policies.

  Assets held in separate accounts/ liabilities related to separate accounts These assets and liabilities represent segregated funds administered and invested by Lincoln Life for the exclusive benefit of pension and variable life and annuity contractholders. The fees received by Lincoln Life for ad-ministrative and contractholder maintenance services performed for these separate accounts are included in Lincoln Life's consolidated statements of income.

  Deferred acquisition costs
  Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and group health insurance which vary with and are primarily related to the produc-tion of new business, have been deferred to the extent recoverable. Acqui-sition costs for universal and variable universal life insurance policies are being amortized over the lives of the policies in relation to the inci-dence of estimated gross profits from surrender charges and investment, mortality and expense margins, and actual realized gain (loss) on invest-ments. That amortization is adjusted retrospectively when estimates of cur-rent or future gross profits to be realized from a group of policies are revised. The traditional life-health and annuity acquisition costs are am-ortized over the premium-paying period of the related policies using as-sumptions consistent with those used in computing policy reserves.

  Expenses
  Expenses for universal and variable universal life insurance policies in-clude interest credited to policy account balances and benefit claims in-curred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in Lincoln Life's general account during 1993 through 1995 ranged from 6.1% to 8.25%.

  Goodwill
  The cost of acquired subsidiaries in excess of the fair value of net assets (goodwill) is amortized using the straight-line method over periods that generally correspond with the benefits expected to be derived from the ac-quisitions. Goodwill is amortized over 40 years. The carrying value of goodwill is reviewed periodically for indicators of impairment in value.

  Policy liabilities and accruals
  The liabilities for future policy benefits and expenses for universal and variable universal life insurance policies consist of policy account bal-ances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future policy benefits and expenses for tradi-tional life policies and immediate and deferred paid-up annuities are com-puted using a net level premium method and assumptions for investment yields, mortality and withdrawals based principally on Lincoln Life experi-ence projected at the time of policy issue, with provision for possible ad-verse deviations. Interest assumptions for traditional direct individual life reserves for all policies range from 2.3% to 11.7% graded to 5.7% af-ter 30 years depending on time of policy issue. Interest rate assumptions for reinsurance reserves range from 5.0% to 11.0% graded to 8.0% after 20 years. The interest assumptions for immediate and deferred paid-up annui-ties range from 4.5% to 8.0%.

  With respect to its policy liabilities and accruals, Lincoln Life carries on a continuing review of its 1) overall reserve position, 2) reserving techniques

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED and 3) reinsurance arrangements, and as experience develops and new infor-mation becomes known, liabilities are adjusted as deemed necessary. The ef-fects of changes in estimates are included in the operating results for the period in which such estimates occur.

  Reinsurance
  Lincoln Life enters into reinsurance agreements with other companies in the normal course of their business. Lincoln Life may assume reinsurance from unaffiliated companies and/or cede reinsurance to such companies. Assets/liabilities and premiums/benefits from certain reinsurance contracts which grant statutory surplus to other insurance companies have been netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis.

  Depreciation
  Provisions for depreciation of investment real estate and property and equipment owned for Lincoln Life use are computed principally on the straight-line method over the estimated useful lives of the assets.

  Postretirement medical and life insurance benefits
  Lincoln Life accounts for its postretirement medical and life insurance benefits using the full accrual method.

  Income taxes
  Lincoln Life and eligible subsidiaries have elected to file consolidated Federal and state income tax returns with their parent, LNC. Pursuant to an intercompany tax sharing agreement with LNC, Lincoln Life and its eligible subsidiaries provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that Lincoln Life and eligible sub-sidiaries will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

  Lincoln Life uses the liability method of accounting for income taxes. De-ferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Lincoln Life establishes a valuation allowance for any portion of its deferred tax assets which are unlikely to be realized.

2.CHANGES IN ACCOUNTING PRINCIPLES
  AND CHANGES IN ESTIMATES

  Postretirement benefits other than pensions
  Effective January 1, 1993, Lincoln Life changed its method of accounting for postretirement medical and life insurance benefits for its eligible em-ployees and agents from a pay-as-you-go method to a full accrual method in accordance with Financial Accounting Standards No. 106 entitled "Employers' Accounting for Postretirement Benefits Other Than Pensions" ("FAS 106"). This full accrual method recognizes the estimated obligation for retired employees and agents and active employees and agents who are expected to retire in the future. The effect of the change was to increase net periodic postretirement benefit cost by $7,800,000 and decrease income before cumu-lative effect of accounting change by $5,100,000 ($0.51 per share). The im-plementation of FAS 106 resulted in a one-time charge to the first quarter 1993 net income of $45,600,000 or $4.56 per share ($69,000,000 pre-tax) for the cumulative effect of the accounting change. See Note 6 for additional disclosures regarding postretirement benefits other than pensions.

  Accounting by creditors for impairment of a loan
  Financial Accounting Standards No. 114 entitled "Accounting by Creditors for Impairment of a Loan" ("FAS 114") issued in May 1993, was adopted by Lincoln Life effective January 1, 1993. FAS 114 requires that if an im-paired mortgage loan's fair value as described in Note 3 is less than the recorded investment in the loan, the difference is recorded in the mortgage loan allowance for losses account. The adoption of FAS 114 resulted in ad-ditions to the mortgage loan allowance for losses account and reduced first quarter 1993 income before cumulative effect of accounting change and net income by $37,700,000, or $3.77 per share ($57,200,000 pre-tax). See Note 3 for further mortgage loan disclosures. Most of the effect of this change in accounting was within the Life Insurance and Annuities business segment.

  Accounting for certain investments in debt and equity securities
  Financial Accounting Standards No. 115 entitled "Accounting for Certain In-vestments in Debt and Equity Securities" ("FAS 115") issued in May 1993, was adopted by Lincoln Life as of December 31, 1993. In accordance with the rules, the

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
2. CHANGES IN ACCOUNTING PRINCIPLESAND CHANGES IN ESTIMATES CONTINUED prior year financial statements have not been restated to reflect the change in accounting principle. Under FAS 115, securities can be classified as available-for-sale, trading or held-to-maturity according to the hold-er's intent. Lincoln Life classified its entire fixed maturity securities portfolio as "available-for-sale." Securities classified as available-for-sale are carried at fair value and unrealized gains and losses on such se-curities are carried as a separate component of shareholder's equity. The ending balance of shareholder's equity at December 31, 1993 was increased by $564,200,000 (net of $377,500,000 of related adjustments to deferred ac-quisition costs, $50,700,000 of policyholder commitments and $303,700,000 in deferred income taxes, all of which would have been recognized if those securities would have been sold at their fair value, net of amounts appli-cable to Security-Connecticut Corp.) to reflect the net unrealized gain on fixed maturity securities classified as available-for-sale previously car-ried at amortized cost. Prior to the adoption of FAS 115, Lincoln Life car-ried a portion of its fixed maturity securities at fair value with unrealized gains and losses carried as a separate component of sharehold-er's equity. The remainder of such securities were carried at amortized cost.

  Change in estimate for net investment income related to mortgage-backed securities
  At December 31, 1993, Lincoln Life had $5,942,100,000 invested in mortgage-backed securities. As indicated in Note 1, Lincoln Life recognizes income on these securities using a constant effective yield based on anticipated prepayments. With the implementation of new investment software in December 1993, Lincoln Life was able to significantly refine its estimate of the ef-fective yield on such securities to better reflect actual prepayments and estimates of future prepayments. This resulted in an increase in the amor-tization of purchase discount on these securities of $58,000,000 and, after related amortization of deferred acquisition costs ($18,300,000) and income taxes ($14,300,000), increased 1993's income before cumulative effect of accounting change and net income by $25,500,000 or $2.55 per share.
  Most of the effect of this change in estimate was within the Life Insurance and Annuities business segment.

  Change in estimate for disability income reserves
  During the fourth quarter of 1993, income before cumulative effect of ac-counting change and net income decreased by $15,500,000 or $1.55 per share as the result of strengthening reinsurance disability income reserves by $23,900,000. The need for this reserve increase within the Reinsurance seg-ment was identified as the result of management's assessment of current ex-pectations for morbidity trends and the impact of lower investment income due to lower interest rates.

  During the fourth quarter of 1995, Lincoln Life completed an in-depth re-view of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will con-tinue in the future, income before cumulative effect of accounting change and net income decreased by $33,500,000 or $3.35 per share ($51,500,000 pre-tax) as a result of strengthening disability income reserves by $15,200,000 and writing-off deferred acquisition costs of $36,300,000 in the Reinsurance segment.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS
  The major categories of net investment income are as follows:

                                  Year ended December 31
                                  1995     1994     1993
                                                  ----------
                                  (in millions)
                                  --------------------------
   Fixed maturity securities      $1,549.4 $1,357.4 $1,497.6
   -----------------------------
   Equity securities                   8.9      7.4      4.3
   -----------------------------
   Mortgage loans on real estate     268.3    271.3    294.2
   -----------------------------
   Real estate                       110.0     97.8     75.2
   -----------------------------
   Policy loans                       35.4     32.7     36.0
   -----------------------------
   Invested cash                      55.4     46.4     24.8
   -----------------------------
   Other investments                  15.8      7.3      8.0
   -----------------------------  -------- -------- --------
   Investment revenue              2,043.2  1,820.3  1,940.1
   -----------------------------
   Investment expenses               143.6    146.3    116.6
   -----------------------------  -------- -------- --------
   Net investment income          $1,899.6 $1,674.0 $1,823.5
   -----------------------------
                                  ======== ======== ========

  The realized gain (loss) on investments is as follows:

                                                     Year ended December 31
                                                     1995    1994     1993
                                                    --------------------------
                                                     (in millions)
                                                     ------------------------
   Fixed maturity securities available-for-sale:
   . Gross gain                                      $239.6  $  69.6  $  91.1
   ------------------------------------------------
   . Gross loss                                       (87.8)  (294.1)    (8.4)
   ------------------------------------------------
   Equity securities available-for-sale:
   . Gross gain                                        82.3     50.2     88.3
   ------------------------------------------------
   . Gross loss                                       (31.3)   (50.5)   (33.7)
   ------------------------------------------------
   Fixed maturity securities held for investment:
   . Gross gain                                          --       --    209.9
   ------------------------------------------------
   . Gross loss                                          --       --    (69.5)
   ------------------------------------------------
   Other investments                                   42.2      5.1   (161.8)
   ------------------------------------------------
   Related restoration or amortization of deferred
   acquisition
   costs and provision for policyholder commitments  (108.8)    81.2    (23.7)
   ------------------------------------------------  ------  -------  -------
                                                     $136.2  $(138.5) $  92.2
                                                     ======  =======  =======

  Provisions (credits) for write-downs and net changes in pro-visions for losses, which are included in realized gain
  (loss) on investments shown above, are as follows:

                                  Year ended
                                  December 31
                                  1995   1994  1993

                                  (in millions)
                                  -------------------
   Fixed maturity securities      $10.4  $14.2 $ 55.6
   -----------------------------
   Equity securities                3.3    6.8     --
   -----------------------------
   Mortgage loans on real estate   14.7   19.5  136.7
   -----------------------------
   Real estate                     (7.2)  13.0   21.8
   -----------------------------
   Other long-term investments     (1.5)    .3    3.9
   -----------------------------
   Guarantees                      (2.2)   4.3    1.7
   -----------------------------
                                  -----  ----- ------
                                  $17.5  $58.1 $219.7
                                  =====  ===== ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The change in unrealized appreciation (depreciation) on in-vestments in fixed maturity and equity securities is as fol-lows:

                                                  Year ended December 31
                                                  1995     1994       1993
                                                 ------------------------------
                                                  (in millions)
                                                  ----------------------------
   Fixed maturity securities available-for-sale   $2,063.7 $(1,903.7) $1,387.1
   ---------------------------------------------
   Equity securities available-for-sale               78.1     (26.0)      9.2
   ---------------------------------------------
   Fixed maturity securities held for investment        --        --    (959.7)
   ---------------------------------------------
                                                  -------- ---------  --------
                                                  $2,141.8 $(1,929.7) $  436.6
                                                  ======== =========  ========

  The cost, gross unrealized gain and loss and fair value of securities available-for-sale are as follows:

                                          Year ended December 31, 1995
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                     ----------------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $12,412.1 $1,141.0 $ 28.7 $13,524.4
   -------------------------------------
   U.S. Government bonds                      569.6     83.9     .1     653.4
   -------------------------------------
   Foreign government bonds                   927.9     70.3     .6     997.6
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,072.5     41.0    3.2   1,110.3
   -------------------------------------
   . Collateralized mortgage obligations    3,816.3    262.5    7.4   4,071.4
   -------------------------------------
   . Other mortgage-backed securities           2.8       .3     --       3.1
   -------------------------------------
   State and municipal bonds                   12.3       .1     --      12.4
   -------------------------------------
   Redeemable preferred stocks                 39.3      2.9     --      42.2
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,852.8  1,602.0   40.0  20,414.8
   -------------------------------------
   Equity securities                          480.3    123.6    5.5     598.4
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $19,333.1 $1,725.6 $ 45.5 $21,013.2
                                          ========= ======== ====== =========
                                          Year ended December 31, 1994
                                          -----------------------------------
                                                    Gross
                                                    unrealized
                                                    --------------- Fair
                                          Cost      Gain     Loss   value
                                     ----------------------------------------
                                          (in millions)
                                          -----------------------------------
   Corporate bonds                        $11,519.3 $  143.3 $514.4 $11,148.2
   -------------------------------------
   U.S. Government bonds                    1,048.4      6.9   25.5   1,029.8
   -------------------------------------
   Foreign governments bonds                  541.2      4.7   12.5     533.4
   -------------------------------------
   Mortgage-backed securities:
   . Mortgage pass-through securities       1,176.8      3.0   44.1   1,135.7
   -------------------------------------
   . Collateralized mortgage obligations    3,835.5     85.8  148.6   3,772.7
   -------------------------------------
   . Other mortgage-backed securities           5.0       .1     .1       5.0
   -------------------------------------
   State and municipal bonds                   16.3       .4     --      16.7
   -------------------------------------
   Redeemable preferred stocks                 51.4       .2     .9      50.7
   -------------------------------------
                                          --------- -------- ------ ---------
   Total fixed maturity securities         18,193.9    244.4  746.1  17,692.2
   -------------------------------------
   Equity securities                          416.3     56.4   16.4     456.3
   -------------------------------------
                                          --------- -------- ------ ---------
                                          $18,610.2 $  300.8 $762.5 $18,148.5
                                          ========= ======== ====== =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  Future maturities of fixed maturity securities available-for-sale are as follows:

                                           December 31, 1995
                                           -------------------
                                                     Fair
                                           Cost      value
                                           --------- ---------
                                           (in millions)
                                           -------------------
   Due in one year or less                 $   278.4 $   282.6
   --------------------------------------
   Due after one year through five years     2,955.7   3,102.1
   --------------------------------------
   Due after five years through ten years    4,918.2   5,265.9
   --------------------------------------
   Due after ten years                       5,808.9   6,579.4
   --------------------------------------  --------- ---------
                                            13,961.2  15,230.0
   Mortgage-backed securities                4,891.6   5,184.8
   --------------------------------------  --------- ---------
                                           $18,852.8 $20,414.8
                                           ========= =========

  The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

  At December 31, 1995, the current par, amortized cost and estimated fair value of investments in mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

             December 31, 1995
             -------------------------------
             Current Par Cost     Fair value
             ----------- -------- ----------
             (in millions)
             -------------------------------
   Below 7%  $  292.6    $  290.5  $  293.6
   --------
   7%-8%      1,302.8     1,276.9   1,318.2
   --------
   8%-9%      1,607.0     1,564.7   1,669.8
   --------
   Above 9%   1,810.5     1,759.5   1,903.2
   --------  --------    --------  --------
             $5,012.9    $4,891.6  $5,184.8
             ========    ========  ========

  The quality ratings of fixed maturity securities available-for-sale are as follows:

                       December 31, 1995
                       -----------------
   Treasuries and AAA   34.1%
   ------------------
   AA                    8.0
   ------------------
   A                    25.9
   ------------------
   BBB                  24.5
   ------------------
   BB                    3.9
   ------------------
   Less than BB          3.6
   ------------------  ------
                       100.0%
                       ======

  Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When Lincoln Life determines that a loan is impaired, a provision for loss is established for the difference between the carrying value of the mortgage loan and the estimated value. Estimated value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the provision for losses and subsequent recoveries, if any, are credited to the provision for losses.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The provision for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the provision for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

  Impaired loans along with the related allowance for losses are as follows:

                                                December 31
                                                1995    1994
                                                ------  ------
                                                (in millions)
                                                --------------
   Impaired loans with allowance for losses     $144.7  $246.0
   -------------------------------------------
   Allowance for losses                          (28.5)  (56.6)
   -------------------------------------------
   Impaired loans with no allowance for losses     2.1     2.2
   -------------------------------------------
                                                ------  ------
   Net impaired loans                           $118.3  $191.6
   -------------------------------------------
                                                ======  ======

  Impaired loans with no allowance for losses are a result of direct write-downs or for collateral dependent loans where the fair value of the collateral is greater than the re-corded investment in such loans.

  A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                      Year ended December
                                      31
                                      1995    1994     1993
                                      ------  -------  ------
                                      (in millions)
                                      -----------------------
   Balance at beginning of year       $ 56.6  $ 220.7  $129.1
   ---------------------------------
   Provisions for losses                14.7     19.5    79.5
   ---------------------------------
   Provision for adoption of FAS 114      --       --    57.2
   ---------------------------------
   Releases due to write-downs         (12.0)      --      --
   ---------------------------------
   Releases due to sales               (15.9)  (164.7)  (12.2)
   ---------------------------------
   Releases due to foreclosures        (14.9)   (18.9)  (32.9)
   ---------------------------------
                                      ------  -------  ------
   Balance at end of year             $ 28.5  $  56.6  $220.7
   ---------------------------------
                                      ======  =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as fol-lows:

                                                  Year ended December
                                                  31
                                                  1995   1994   1993
                                                  ------ ------ ------
                                                  (in millions)
                                                  --------------------
   Average recorded investment in impaired loans  $181.7 $467.5 $703.6
   ---------------------------------------------
   Interest income recognized on impaired loans     16.6   36.1   47.3
   ---------------------------------------------

  All interest income on impaired loans was recognized on the cash basis of income recognition.

  As of December 31, 1995 and 1994, Lincoln Life had restruc-tured loans of $62,500,000 and $36,200,000, respectively. Lincoln Life recorded $6,300,000 and $800,000 interest income on these restructured loans in 1995 and 1994, respectively. Interest income in the amount of $6,600,000 and $3,900,000 would have been recorded on these loans according to their original terms in 1995 and 1994, respectively. As of December 31, 1995 and 1994, Lincoln Life had no outstanding commit-ments to lend funds on restructured loans.

  As of December 31, 1995, the Company's investment commit-ments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $543,100,000.

  Fixed maturity securities available-for-sale, mortgage loans on real estate and real estate with a combined carrying value at December 31, 1995 of $1,300,000 were non-income producing for the year ended December 31, 1995.

  The cost information for mortgage loans on real estate, real estate and other long-term investments are net of allowances for losses. The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt. The amount of allowances and a reserve for such items is as fol-lows:

                                  December 31
                                  1995  1994
                                  ----- -----
                                  (in
                                  millions)
                                  -----------
   Mortgage loans on real estate  $28.5 $56.6
   -----------------------------
   Real estate                     46.6  65.2
   -----------------------------
   Other long-term investments     11.8  13.5
   -----------------------------

  Details underlying the balance sheet caption "Net Unrealized
  Gain (loss) on Securities Available-for-Sale," are as fol-lows:

                                                         December 31
                                                         1995       1994
                                                         ---------  ---------
                                                         (in millions)
                                                         --------------------
   Fair value of securities available-for-sale           $21,013.2  $18,148.5
   ----------------------------------------------------
   Cost of securities available-for-sale                  19,333.1   18,610.2
   ----------------------------------------------------  ---------  ---------
   Unrealized gain (loss)                                  1,680.1     (461.7)
   ----------------------------------------------------
   Adjustments to deferred acquisition costs                (492.1)     158.2
   ----------------------------------------------------
   Amounts required to satisfy policyholder commitments     (510.1)       8.6
   ----------------------------------------------------
   Deferred income credits (taxes)                          (234.6)     105.9
   ----------------------------------------------------
   Valuation allowance for deferred tax assets                  --     (135.6)
   ----------------------------------------------------
                                                         ---------  ---------
   Net unrealized gain (loss) on securities available-
    for-sale                                             $   443.3  $  (324.6)
   ----------------------------------------------------
                                                         =========  =========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
3.INVESTMENTS CONTINUED
  Adjustments to Deferred acquisition costs and amounts re-quired to satisfy policyholder commitments are netted against the Deferred acquisition costs asset account and in-cluded with the Future policy benefits, claims and claims expense liability on the balance sheet, respectively.

4.FEDERAL INCOME TAXES
  The Federal income tax expense (benefit) before cumulative effect of accounting change is as follows:

             Year ended December
             31
             1995    1994    1993

             (in millions)
             ----------------------
   Current   $172.5  $(93.4) $261.3
   --------
   Deferred   (45.0)  133.8  (118.8)
   --------  ------  ------  ------
             $127.5  $ 40.4  $142.5
             ======  ======  ======

  Cash paid for Federal income taxes in 1995, 1994 and 1993 was $27,500,000, $41,400,000 and $272,600,000, respectively.
  The cash paid in 1995 is net of a $146,900,000 cash refund related to the carryback of 1994 capital losses to prior years.

  The effective tax rate on pre-tax income before cumulative effect of accounting change is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                         Year ended December
                                         31
                                         1995    1994   1993
                                                      ---------
                                         (in millions)
                                         ---------------------
   Tax rate times pre-tax income         $157.3  $91.1  $117.5
   ------------------------------------
   Effect of:
   . Tax-exempt investment income         (22.0) (21.5)  (16.2)
   ------------------------------------
   . Participating policyholders' share     5.4    3.4     4.1
   ------------------------------------
   . Loss (gain) on sale of affiliates       --  (24.1)   34.5
   ------------------------------------
   . Other items                          (13.2)  (8.5)    2.6
   ------------------------------------  ------  -----  ------
   Provision for income taxes            $127.5  $40.4  $142.5
   ------------------------------------  ======  =====  ======
   Effective tax rate                      28.4%  15.5%   42.5%
   ------------------------------------  ======  =====  ======

  The Federal income tax recoverable (liability) is as follows:

             December 31
             1995     1994
             -------  ------
             (in millions)
             ---------------
   Current   $ (25.0) $118.2
   --------
   Deferred   (141.4)   16.3
   --------  -------  ------
             $(166.4) $134.5
             =======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
4.FEDERAL INCOME TAXES CONTINUED
  Significant components of Lincoln Life's net deferred tax asset (liability) are as follows:

                             December 31
                             1995     1994
                             -------  -------
                             (in millions)
                             ----------------
   Deferred tax assets:
   . Policy liabilities and
     accruals and
     contractholder funds    $ 694.5  $ 430.9
   ------------------------
   . Loss on investments          --     16.8
   ------------------------
   . Net unrealized loss on
     securities available-
     for-sale                     --    161.6
   ------------------------
   . Postretirement
     benefits other than
     pensions                   25.3     24.2
   ------------------------
   . Other                      39.5     34.6
   ------------------------  -------  -------
   Total deferred tax
    assets                     759.3    668.1
   ------------------------
   Valuation allowance for
    deferred tax assets           --   (135.6)
   ------------------------  -------  -------
   Net deferred tax assets     759.3    532.5
   ------------------------
   Deferred tax
    liabilities:
   . Deferred acquisition
     costs                     218.8    475.5
   ------------------------
   . Net unrealized gain on
     securities available-
     for-sale                  579.6       --
   ------------------------
   . Gain on investments         7.7       --
   ------------------------
   . Other                      94.6     40.7
   ------------------------  -------  -------
   Total deferred tax
    liabilities                900.7    516.2
   ------------------------  -------  -------
   Net deferred tax
    (liability) asset        $(141.4) $  16.3
   ------------------------  =======  =======

  Lincoln Life is required to establish a "valuation allow-ance" for any portion of its deferred tax assets which are unlikely to be realized. At December 31, 1994, $161,600,000 of deferred tax assets relating to net unrealized capital losses on fixed maturity and equity securities available-for-sale were available to be recorded in shareholder's eq-uity before considering a valuation allowance. For Federal income tax purposes, capital losses may only be used to off-set capital gains in the current year or during a three-year carryback and five-year carryforward period. Due to these restrictions, and the uncertainty at that time of future capital gains, these deferred tax assets were substantially offset by a valuation allowance of $135,600,000. By December 31, 1995, the fair values of fixed maturity and equity secu-rities available-for-sale were greater than the cost basis resulting in unrealized capital gains. Accordingly, no valu-ation allowance was established as of December 31, 1995 since management believes it is more likely than not that Lincoln Life will realize the benefit of its deferred tax assets.

  Prior to 1984, a portion of the life companies' current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The total of the life companies' balances in their respective "policyholders' surplus" accounts at December 31, 1983 of $204,800,000 was "frozen" by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which income taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder surplus," and is available for dividends to the shareholder without additional payment of tax. The December 31, 1995 total of the life companies' account balances for their "shareholder surplus" was $1,554,000,000. Should dividends to the shareholder for each life company exceed its respective "shareholder surplus," amounts would need to be transferred from its respective "policyholders' surplus" and would be subject to Federal income tax at that time. In connection with the 1993 sale of a life insurance affiliate (see Note
  10), $8,800,000 was transferred from policyholders' surplus

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
4.FEDERAL INCOME TAXES CONTINUED
  to shareholder surplus and current income tax of $3,100,000 was paid. Under existing or foreseeable circumstances, Lincoln Life neither expects nor intends that distributions will be made from the remaining balance in "policyholders' surplus" of $196,000,000 that will result in any such tax. Accordingly, no provision for deferred income taxes has been provided by Lincoln Life on its "policyholders' surplus" account. In the event that such excess distributions are made, it is estimated that income taxes of approximately $68,600,000 would be due.

5.SUPPLEMENTAL FINANCIAL DATA
  The balance sheet captions, "Real estate," "Other investments" and "Property and equipment," are shown net of allowances for depreciation as follows:

                           December 31
                           1995   1994
                           ------ ------
                           (in millions)
                           -------------
   Real estate             $ 51.6 $ 37.0
   ----------------------
   Other investments         14.6   12.2
   ----------------------
   Property and equipment   100.7  104.7
   ----------------------

  Details underlying the balance sheet caption, "Contractholder funds," are as follows:

                                                     December 31
                                                     1995      1994
                                                     --------- ---------
                                                     (in millions)
                                                     -------------------
   Premium deposit funds                             $17,886.9 $16,770.3
   ------------------------------------------------
   Undistributed earnings on participating business       91.9      63.6
   ------------------------------------------------
   Other                                                 193.0     194.7
   ------------------------------------------------
                                                     --------- ---------
                                                     $18,171.8 $17,028.6
                                                     ========= =========

  Details underlying the balance sheet captions, "Short-term and Long-term Debt," are as follows:

                                            December 31
                                            1995   1994
                                            ------ ------
                                            (in millions)
                                            -------------
   Short-term debt:
   ---------------------------------------
   . Short-term notes                       $123.5 $150.8
   ---------------------------------------
   . Current portion of long-term debt         1.3    2.9
   ---------------------------------------
                                            ------ ------
   Total short-term debt                    $124.8 $153.7
   ---------------------------------------
                                            ====== ======
   Long-term debt less current portion:
   ---------------------------------------
   . 7% mortgage note payable, due 1996     $   -- $  4.9
   ---------------------------------------
   . 9.48% mortgage note payable, due 1996      --    7.7
   ---------------------------------------
   . 12% mortgage note payable, due 1996        --     .2
   ---------------------------------------
   . 8.42% mortgage note payable, due 1997     7.0    7.2
   ---------------------------------------
   . 8.25% mortgage note payable, due 1997    10.1   10.2
   ---------------------------------------
   . 8% mortgage note payable, due 1997        2.1     --
   ---------------------------------------
   . 8.75% mortgage note payable, due 1998    18.4   18.8
   ---------------------------------------
   . 9.75% mortgage note payable, due 2002     3.2    5.8
   ---------------------------------------
                                            ------ ------
   Total long-term debt                     $ 40.8 $ 54.8
   ---------------------------------------
                                            ====== ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
5.SUPPLEMENTAL FINANCIAL DATA CONTINUED
  Fixed maturities of long-term debt are as follows (in mil-lions):

  1996 -- $ 1.31998 -- $18.42000 --    $ --
  1997 --  19.21999 --    --Thereafter -- 3.2

  Cash paid for interest for 1995, 1994 and 1993 was $67,000, $615,000 and $96,000, respectively.

  Reinsurance transactions included in the income statement caption, "Insurance premiums," are as follows:

                             Year ended December
                             31
                             1995   1994   1993
                             ------ ------ ------
                             (in millions)
                             --------------------
   Insurance assumed         $777.6 $910.8 $807.5
   ------------------------
   Insurance ceded            441.7  716.7  568.6
   ------------------------
                             ------ ------ ------
   Net reinsurance premiums  $335.9 $194.1 $238.9
   ------------------------
                             ====== ====== ======

  The income statement caption, "Benefits and settlement ex-penses," is net of reinsurance recoveries of $456,000, $524,000 and $438,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

  The income statement caption, "Underwriting, acquisition, insurance and other Expenses," includes amortization of de-ferred acquisition costs of $399,700,000, $115,200,000 and $241,000,000 for the years ended December 31, 1995, 1994 and 1993, respectively. An additional $(85,200,000), $81,200,000 and ($23,700,000) of deferred acquisition costs was restored (amortized) and netted against "Realized gain (loss) on in-vestments" for the years ended December 31, 1995, 1994 and 1993, respectively.

6.EMPLOYEE BENEFIT PLANS

  Pension plans
  LNC maintains funded defined benefit pension plans for most of its employees and, prior to January 1, 1995, full-time agents. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The benefits for agents were based on a percentage of each agent's yearly earnings. The plans are funded by contributions to tax-exempt trusts. Lincoln Life's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity se-curities and corporate obligations and government bonds.

  All benefits applicable to the funded defined benefit plan for agents were frozen as of December 31, 1994. The curtail-ment of this plan did not have a significant effect on net pension cost for 1994. Effective January 1, 1995, pension benefits for agents have been provided by a new defined con-tribution plan. Contributions to this plan will be based on 2.3% of an agent's earnings up to the social security wage base and 4.6% of any excess.

  LNC also administers two types of unfunded, nonqualified, defined benefit plans for certain employees and agents. A supplemental retirement plan provides defined benefit pen-sion benefits in excess of limits imposed by federal tax law. A salary continuation plan provides certain officers of Lincoln Life defined pension benefits based on years of service and final monthly salary upon death or retirement.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The status of the funded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                           December 31
                                                           1995     1994
                                                           -------  -------
                                                           (in millions)
                                                           ----------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                       $(162.1) $(130.5)
   ------------------------------------------------------
   . Nonvested benefits                                       (9.2)    (7.3)
   ------------------------------------------------------  -------  -------
   Accumulated benefit obligation                           (171.3)  (137.8)
   ------------------------------------------------------
   Effect of projected future compensation increases         (37.2)   (24.3)
   ------------------------------------------------------  -------  -------
   Projected benefit obligation                             (208.5)  (162.1)
   ------------------------------------------------------
   Plan assets at fair value                                 196.4    159.3
   ------------------------------------------------------  -------  -------
   Projected benefit obligations in excess of plan assets    (12.1)    (2.8)
   ------------------------------------------------------
   Unrecognized net loss (gain)                               12.6      (.5)
   ------------------------------------------------------
   Unrecognized prior service cost                             1.2      1.1
   ------------------------------------------------------  -------  -------
   Prepaid (accrued) pension cost included in other
    liabilities                                            $   1.7  $  (2.2)
   ------------------------------------------------------  =======  =======

  The status of the unfunded defined benefit pension plans and the amounts recognized on the balance sheets are as follows:

                                                        December 31
                                                        1995    1994
                                                        ------  -----
                                                        (in
                                                        millions)
                                                        -------------
   Actuarial present value of benefit obligation:
   . Vested benefits                                    $ (7.0) $(5.4)
   ---------------------------------------------------
   . Nonvested benefits                                   (1.5)  (1.0)
   ---------------------------------------------------  ------  -----
   Accumulated benefit obligation                         (8.5)  (6.4)
   ---------------------------------------------------
   Effect of projected future compensation increases      (2.4)  (2.5)
   ---------------------------------------------------  ------  -----
   Projected benefit obligation                          (10.9)  (8.9)
   ---------------------------------------------------
   Unrecognized transition obligation                       --     --
   ---------------------------------------------------
   Unrecognized net loss (gain)                            1.0    (.3)
   ---------------------------------------------------
   Unrecognized prior service cost                          .8     .8
   ---------------------------------------------------  ------  -----
   Accrued pension costs included in other liabilities  $ (9.1) $(8.4)
   ---------------------------------------------------  ======  =====

  The determination of the projected benefits obligation for the defined benefit plans was based on the following assump-tions:

                                                     1995  1994  1993
                                                         ------------
   Weighted-average discount rate                    7.0%  8.0%  7.0%
   ------------------------------------------------
   Rate of increase in compensation:
   . Salary continuation plan                        6.0   6.5   6.0
   ------------------------------------------------
   . All other plans                                 5.0   5.0   5.0
   ------------------------------------------------
   Expected long-term rate of return on plan assets  9.0   9.0   9.0
   ------------------------------------------------

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of net pension cost for the defined benefit pension plans are as follows:

                                                  Year ended December
                                                  31
                                                  1995    1994    1993
                                                      -------------------
                                                  (in millions)
                                                      -------------------
   Service cost--benefits earned during the year  $  5.0  $  8.9  $  8.5
   ---------------------------------------------
   Interest cost on projected benefit obligation    13.2    12.9    12.4
   ---------------------------------------------
   Actual return on plan assets                    (36.3)    4.7   (20.1)
   ---------------------------------------------
   Net amortization (deferral)                      22.9   (18.6)    6.1
   ---------------------------------------------  ------  ------  ------
   Net pension cost                               $  4.8  $  7.9  $  6.9
   ---------------------------------------------  ======  ======  ======

  401(k)
  LNC and Lincoln Life sponsor contributory defined contribu-tion plans for eligible employees and agents. Lincoln Life's contributions to the plans are equal to each participant's pre-tax contribution, not to exceed 6% of base pay, multi-plied by a percentage, ranging from 25% to 150%, which var-ies according to certain incentive criteria as determined by LNC's Board of Directors. Expense for these plans amounted to $8,000,000, $13,200,000 and $11,800,000 in 1995, 1994 and
  1993, respectively.

  Postretirement medical and life insurance benefit plans
  LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for Lincoln Life 10 to 15 years and attained age 55 to 60. Medical benefits are also available to spouses and other dependents of employees and agents. For medical bene-fits, limited contributions are required from individuals retired prior to November 1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retire-ment. The life insurance benefits are noncontributory, al-though participants can elect supplemental contributory ben-efits.

  The status of the postretirement medical and life insurance benefit plans and the amounts recognized on the balance sheets are as follows:

                                                    December 31
                                                    1995    1994
                                                                 --
                                                    (in millions)
                                                                 --
   Accumulated postretirement benefit obligation:
   . Retirees                                       $(39.8) $(34.9)
   -----------------------------------------------
   . Fully eligible active plan participants          (9.9)   (7.0)
   -----------------------------------------------
   . Other active plan participants                  (20.8)  (15.0)
   -----------------------------------------------  ------  ------
   Accumulated postretirement benefit obligation     (70.5)  (56.9)
   -----------------------------------------------
   Unrecognized net gain                               (.8)   (5.5)
   -----------------------------------------------  ------  ------
   Accrued plan cost included in other liabilities  $(71.3) $(62.4)
   -----------------------------------------------  ======  ======

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
6.EMPLOYEE BENEFIT PLANS CONTINUED
  The components of periodic postretirement benefit cost are as follows:

                                             Year ended
                                             December 31
                                             1995  1994 1993
                                                          --
                                             (in millions)
                                                          --
   Service cost                              $1.5  $1.7 $2.6
   ----------------------------------------
   Interest cost                              4.4   4.2  4.6
   ----------------------------------------
   Amortization cost (credit)                 (.8)   .1   --
   ----------------------------------------  ----  ---- ----
   Net periodic postretirement benefit cost  $5.1  $6.0 $7.2
   ----------------------------------------  ====  ==== ====

  The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of in-crease in the per capita cost of covered benefits (i.e., health care cost trend rate) of 9.5% for 1996 gradually de-creasing to 5.5% by 2004 and remaining at that level there-after. The health care cost trend rate assumption has a sig-nificant effect on the amounts reported. For example, in-creasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 1995 and 1994 by $5,100,000 and $4,100,000, respectively, and the ag-
  gregate of the estimated service and interest cost compo-nents of net periodic postretirement benefit cost for the year ended December 31, 1995 by $488,000. The calculation assumes a long-term rate of increase in compensation of 5.0% for both December 31, 1995 and 1994. The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% and 8.0% at De-cember 31, 1995 and 1994, respectively.

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

  Shareholder's equity restrictions
  Net income as determined in accordance with statutory accounting practices for Lincoln Life and its insurance subsidiaries in 1995, 1994 and 1993 was $284,500,000, $366,700,000 and $237,000,000, respectively. Lincoln Life's shareholder's equity as determined in accordance with statutory accounting practices at December 31, 1995 and 1994 was $1,732,900,000 and $1,679,700,000, respectively.

  Lincoln Life is subject to certain insurance department regulatory restric-tions as to the transfer of funds and payments of dividends to LNC. In 1996, Lincoln Life can transfer up to $284,500,000 without seeking prior approval from the insurance regulators.

  Disability income claims
  The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1995 and 1994 is a net liability of $602,600,000 and $441,700,000, respectively, excluding de-ferred acquisition costs. The bulk of the increase to this liability re-lates to the assumption of a large block of disability claim reserves and related assets during the third quarter of 1995. In addition, as indicated in Note 2, Lincoln Life strengthened its disability income reserves and wrote off certain related deferred acquisition costs in the fourth quarter of 1995. The reserves were established on the assumption that the recent experience will continue in the future. If incidence levels or claim termi-nation rates vary significantly from these assumptions, further adjustments to reserves may be required in the future. It is not possible to provide a meaningful estimate of a range of possible outcomes at this time. Lincoln Life reviews and updates the level of these reserves on an on-going basis.

  Compliance of qualified annuity plans
  Tax authorities continue to focus on compliance of qualified annuity plans marketed by insurance companies. If sponsoring em-ployers cannot demonstrate compliance and the insurance company is held re-sponsible due to its marketing efforts, Lincoln Life and other insurers may be subject to potential liability. It is not possi-ble to provide a meaningful estimate of the range of potential liability at this time. Management continues to monitor this matter and to take steps to minimize any potential liability.

  Group pension annuities
  The liabilities for guaranteed interest and group pension annuity con-tracts, which are no longer be-

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED ing sold, are supported by a single portfolio of assets which attempts to match the duration of these liabilities. Due to the very long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. This situation could cause losses which would be recognized at some future time.

  Leases
  Lincoln Life and certain of its subsidiaries lease their home office prop-erties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide Lincoln Life with the right of first refusal to purchase the properties during the term of the lease, in-cluding renewal periods, at a price as defined in the agreements. In addi-tion, Lincoln Life has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25 year lease period ending in 2009 or the last day of any of the renewal pe-riods.

  Total rental expense under operating leases in 1995, 1994 and 1993 was $24,400,000, $21,700,000 and $27,100,000. Future minimum rental commitments are as follows (in millions):

   1996        $ 20.9
   ----------
   1997          19.5
   ----------
   1998          18.3
   ----------
   1999          18.3
   ----------
   2000          17.7
   ----------
   Thereafter   172.4
   ----------  ------
               $267.1
               ======

  Insurance ceded and assumed
  Lincoln Life cedes insurance to other companies, including certain affili-ates. That portion of risks exceeding each company's retention limit is re-insured with other insurers. Lincoln Life seeks reinsurance coverage within the business segment that sells life insurance that limits its liabilities on an individual insured to $3,000,000. To cover products other than life insurance, Lincoln Life acquires other insurance coverages with retentions and limits which management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and set-tlement expenses and deferred acquisition costs, net of insurance ceded (see Note 5). Lincoln Life and its subsidiaries remain liable if their re-insurers are unable to meet their contractual obligations under the appli-cable reinsurance agreements.

  Lincoln Life assumes insurance from other companies, including certain af-filiates. At December 31, 1995, Lincoln Life has provided $92,700,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receiv-ables from the ceding company, which are secured by future profits on the reinsured business. However, Lincoln Life is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

  Vulnerability from concentrations
  At December 31, 1995, Lincoln Life did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also at December 31, 1995, Lincoln Life did not have a concentration of 1) business transactions with a particular customer, lender or distributor, 2) revenues from a par-ticular product or service, 3) sources of supply of labor or services used in the business or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a se-vere impact to Lincoln Life's financial condition.

  Other contingency matters
  Lincoln Life and its subsidiaries are involved in various pending or threatened legal proceedings arising from the conduct of their business. In some instances, these proceedings include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or requests for equitable re-lief. After consultation with counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial statements of Lin-coln Life.

  The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabili-tated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. Lincoln Life has accrued for expected assessments net of estimated future premium tax deductions.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Guarantees
  Lincoln Life has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Out-standing guarantees with off-balance-sheet risks, shown in notional or contract amounts, are as follows:

                                            Notional or
                                            contract
                                            amounts
                                            -----------
                                            December 31
                                            1995  1994
                                        ---------------
                                            (in
                                            millions)
                                            -----------
   Real estate partnerships                 $ 3.3 $17.6
   ---------------------------------------
   Mortgage loan pass-through certificates   63.6  78.2
   ---------------------------------------  ----- -----
                                            $66.9 $95.8
                                            ===== =====

  Lincoln Life has invested in real estate partnerships that use conventional mortgage loans. In some cases, the terms of these arrangements involve guarantees by each of the part-ners to indemnify the mortgagor in the event a partner is unable to pay its principal and interest payments. In addi-tion, Lincoln Life has sold commercial mortgage loans through grantor trusts which issued pass-through certifi-cates. Lincoln Life has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal bal-ance plus accrued interest thereon to the date of repur-chase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to Lincoln Life. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1995 and 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  Derivatives
  Lincoln Life has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit expo-sure. Lincoln Life has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risks. In addition, Lincoln Life is subject to the risks associated with changes in the value of its derivatives; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Outstand-ing derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                               Assets (Liabilities)
                                               ------------------------------
                             Notional or       Carrying Fair   Carrying Fair
                             contract amounts  value    value  value    value
                             ----------------- -------- -----  -------- -----
                             December 31       December 31     December 31
                             1995     1994     1995     1995   1994     1994
                             -------- -------- -------- -----  -------- -----
                             (in millions)
                             ------------------------------------------------
   Interest rate
   derivatives:
   Interest rate cap
   agreements                $5,110.0 $4,400.0 $22.7    $5.3   $23.3    $34.4
   ------------------------
   Spread-lock agreements       600.0  1,300.0   (.9)    (.9)    3.2      3.2
   ------------------------
   Financial futures
   contracts                       --    382.5    --      --    (7.5)    (7.5)
   ------------------------
   Interest rate swaps            5.0      5.0    .2      .2      .2       .2
   ------------------------  -------- -------- -----    ----   -----    -----
                              5,715.0  6,087.5  22.0     4.6    19.2     30.3
   Foreign currency
   derivatives:
   Foreign exchange forward
   contracts                     15.7     21.2   (.6)    (.6)     .2       .2
   ------------------------
   Foreign currency options      99.2       --   1.9     1.4      --       --
   ------------------------
   Foreign currency swaps        15.0       --    .4      .4      --       --
   ------------------------  -------- -------- -----    ----   -----    -----
                                129.9     21.2   1.7     1.2      .2       .2
                             -------- -------- -----    ----   -----    -----
                             $5,844.9 $6,108.7 $23.7    $5.8   $19.4    $30.5
                             ======== ======== =====    ====   =====    =====

  A reconciliation and discussion of the notional or contract amounts for the significant programs using derivative agree-ments and contracts is as follows:

                                 Interest rate
                                 caps              Spread locks
                                 ----------------- -------------------
                                 December 31       December 31
                                 1995     1994     1995       1994
                                 -------- -------- ---------  --------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $4,400.0 $3,800.0 $ 1,300.0  $1,700.0
   ----------------------------
   New contracts                    710.0    600.0     800.0        --
   ----------------------------
   Terminations and maturities         --       --  (1,500.0)   (400.0)
   ----------------------------  -------- -------- ---------  --------
   Balance at end of year        $5,110.0 $4,400.0 $   600.0  $1,300.0
   ----------------------------  ======== ======== =========  ========

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
7.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

                                 Financial futures
                                 -------------------------------------
                                 Contracts            Options
                                 1995       1994      1995     1994
                                 ---------  --------  -------  -------
                                 (in millions)
                                 -------------------------------------
   Balance at beginning of year  $   382.5  $   33.1  $    --  $    --
   ----------------------------
   New contracts                     810.5   1,087.7    181.6    308.0
   ----------------------------
   Terminations and maturities    (1,193.0)   (738.3)  (181.6)  (308.0)
   ----------------------------  ---------  --------  -------  -------
   Balance at end of year        $      --  $  382.5  $    --  $    --
   ----------------------------  =========  ========  =======  =======

                                 Foreign currency derivatives
                                 -----------------------------------------
                                 Foreign
                                 exchange         Foreign       Foreign
                                 forward          currency      currency
                                 contracts        options       swaps
                                 1995     1994    1995     1994 1995  1994
                                 -------  ------  -------  ---- ----- ----
                                 (in millions)
                                 -----------------------------------------
   Balance at beginning of year  $  21.2  $   --  $    --  $ -- $  -- $ --
   ----------------------------
   New contracts                   131.2    38.5    356.6    --  15.0   --
   ----------------------------
   Terminations and maturities    (136.7)  (17.3)  (257.4)   --    --   --
   ----------------------------  -------  ------  -------  ---- ----- ----
   Balance at end of year        $  15.7  $ 21.2  $  99.2  $ -- $15.0 $ --
   ----------------------------  =======  ======  =======  ==== ===== ====

  Interest rate caps
  The interest rate cap agreements, which expire in 1997 through 2003, entitle Lincoln Life to receive payments from the counterparties on specified future reset dates, contin-gent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate times the notional amount divided by four. The purpose of Lincoln Life's interest rate cap agreement program is to protect its annuity line of business from the effect of fluctuating in-terest rates. The premium paid for the interest rate caps is included in other assets ($22,700,000 and $23,400,000 as of December 31, 1995 and 1994, respectively) and is being amor-tized over the terms of the agreements and is included in net investment income.

  Spread locks
  Spread-lock agreements in effect at December 31, 1995 all expire in 2005. Spread-lock agreements provide for a lump sum payment to or by Lincoln Life depending on whether the spread between the swap rate and a specified U.S. Treasury note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity U.S. Treasury security and the price sensitivity of the swap at that time, expressed in dollars per basis point. The purpose of Lincoln Life's spread-lock program is to protect a portion of its fixed ma-turity securities against widening of spreads.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Lincoln Life is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, spread-lock agreements, in-terest rate swaps, foreign exchange forward contracts, foreign currency op-tions and foreign currency swaps, but Lincoln Life does not anticipate non-performance by any of these counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in Lincoln Life's favor. At December 31, 1995, the exposure was $6,900,000.

8.FAIR VALUE OF FINANCIAL INSTRUMENTS
  The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of Lincoln Life's financial instruments. Considerable judgment is required to develop these fair values and, accord-ingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one time, current market exchange of all of Lincoln Life's financial instruments.

  Fixed maturity and equity securities
  Fair values for fixed maturity securities are based on quoted market pric-es, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discount-ing expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

  Mortgage loans on real estate
  The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income when compared to the expected yield for mortgages having sim-ilar characteristics. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service cov-erage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective in-terest rate, at the loan's market price or the fair value of the collateral if the loan is collateral dependent.
7.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  Financial futures
  Lincoln Life uses exchange-traded financial futures contracts and options on those financial futures to hedge against interest rate risks and to man-age duration of a portion of its fixed maturity securities. Financial futures contracts obligate Lincoln Life to buy or sell a financial instru-ment at a specified future date for a specified price and may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. Options on financial futures give Lincoln Life the right, but not the obli-gation, to assume a long or short position in the underlying futures at a specified price during a specified time period.

  Foreign currency derivatives
  Lincoln Life uses a combination of foreign exchange forward contracts, for-eign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate Lincoln Life to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give Lincoln Life the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a speci-fied time period. A foreign currency swap is a contractual agreement to ex-change the currencies of two different countries pursuant to an agreement to reexchange the two currencies at the same rate of exchange at a speci-fied future date.

  Additional derivative information
  Expenses for the agreements and contracts described above amounted to $5,600,000 and $5,400,000 in 1995 and 1994, respectively. Deferred losses of $21,800,000 as of December 31, 1995, resulting from (1) terminated and expired spread-lock agreements, (2) financial futures contracts and (3) op-tions on financial futures, are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Short-term and long-term debt
  Fair values for long-term debt issues are estimated using discounted cash flow analysis based on Lincoln Life's current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the car-rying value approximates fair value.

  Guarantees
  Lincoln Life's guarantees include guarantees related to real estate part-nerships and mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant. Fair values for all other guarantees are based on fees that would be charged currently to enter into similar agreements, taking into consideration the remaining terms of the agreements and the counterparties' credit standing.

  Derivatives
  Lincoln Life's derivatives include interest rate cap agreements, spread-lock agreements, foreign currency exchange contracts, financial futures contracts, options on financial futures, interest rate swaps, foreign cur-rency options and foreign currency swaps. Fair values for these contracts are based on current settlement values. The current settlement values are based on quoted market prices for the foreign currency exchange contracts, financial future contracts and options on financial futures and on broker-age quotes, which utilized pricing models or formulas using current assump-tions, for all other swaps and agreements.

  Investment commitments
  Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real es-tate are based on the difference between the value of the committed invest-ments as of the date of the accompanying balance sheets and the commitment date, which would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.
8.FAIR VALUE OF FINANCIAL
  INSTRUMENTS CONTINUED

  Policy loans
  The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consis-tent with the maturity durations assumed. These durations were based on historical experience.

  Other investments and cash and invested cash
  The carrying value for assets classified as other investments and cash and invested cash in the accom-panying balance sheets approximates their fair value.

  Investment type insurance contracts
  The balance sheet captions, "Future policy benefits, claims and claims ex-penses" and "Contractholder funds," include investment type insurance con-tracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest con-tracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations based on interest rates currently being offered on similar contracts with maturities consistent with those remain-ing for the contracts being valued.

  The remainder of the balance sheet captions, "Future policy benefits, claims and claims expenses" and "Contractholder funds," that do not fit the definition of "investment type insurance contracts" are considered insur-ance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by Lincoln Life. It is Lincoln Life's position that the disclosure of the fair value of these insurance contracts is important in that readers of these financial statements could draw inappropriate conclusions about Lincoln Life's shareholder's equity determined on a fair value basis if only the fair value of assets and lia-bilities defined as financial instruments are disclosed. Lincoln Life and other companies in the insurance industry are monitoring the related ac-tions of the various rule-making bodies and attempting to determine an ap-propriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
8.FAIR VALUE OF FINANCIAL INSTRUMENTS CONTINUED
  The carrying values and estimated fair values of Lincoln
  Life's financial instruments are as follows:

                              December 31
                              1995                    1994
                                ---------------------------------------------
                              Carrying    Fair        Carrying    Fair
   Assets (Liabilities)       value       value       value       value
  ---------------------------------------------------------------------------
                              (in millions)
                              ----------------------------------------------
   Fixed maturity securities  $ 20,414.8  $ 20,414.8  $ 17,692.2  $ 17,692.2
   -------------------------
   Equity securities               598.4       598.4       456.3       456.3
   -------------------------
   Mortgage loans on real
    estate                       3,147.8     3,330.5     2,795.9     2,720.6
   -------------------------
   Policy loans                    565.3       557.4       528.7       508.1
   -------------------------
   Other investments               241.2       241.2       158.2       158.2
   -------------------------
   Cash and invested cash          802.7       802.7       990.9       990.9
   -------------------------
   Investment type insurance
    contracts:
   -------------------------
   . Deposit contracts and
     certain guaranteed
     interest contracts        (15,390.8)  (15,179.1)  (14,294.7)  (14,052.5)
   -------------------------
   . Remaining guaranteed
     interest and similar
     contracts                  (2,470.9)   (2,396.5)   (2,485.5)   (2,423.9)
   -------------------------
   Short-term debt                (124.8)     (124.8)     (153.7)     (153.7)
   -------------------------
   Long-term debt                  (40.8)      (36.7)      (54.8)      (57.0)
   -------------------------
   Derivatives                      23.7         5.8        19.4        30.5
   -------------------------
   Investment commitments             --         (.8)         --         (.5)
   -------------------------

  As of December 31, 1995 and 1994, the carrying values of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $333,797,000 and $399,000,000, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of de-ferred acquisition costs in order that they be comparable with the fair value basis.

9.SEGMENT INFORMATION
  Lincoln Life has two major business segments: Life Insurance and Annuities and Reinsurance. The Life Insurance and Annui-ties segment offers universal life, pension products and other individual coverages through a network of career agents, independent general agencies and insurance agencies located within a variety of financial institutions. These products are sold throughout the United States by Lincoln Life. Reinsurance sells reinsurance products and services to insurance companies, HMOs, self-funded employers and other primary risk accepting organizations in the U.S. and econom-ically attractive international markets. Effective in the fourth quarter of 1995, operating results of the direct dis-ability income business previously included in the Life In-surance and Annuities segment is now included in the Rein-surance segment. This direct disability income business, which is no longer being sold, is now managed by the Rein-surance segment along with its disability income business. Prior to the sale of 100% of the ownership of its primary underwriter of employee life-health benefit coverages in 1994 (see Note 10), the Employee Life-Health Benefits seg-ment distributed group life and health insurance, managed health care and other related coverages through career agents and independent general agencies. Activity which is not included in the major business segments is shown as "Other Operations."

  "Other Operations" includes operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on cor-porate debt and unallocated corporate overhead expenses).

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED
9.SEGMENT INFORMATION CONTINUED
  The revenue, pre-tax income and assets by segment for 1993 through 1995 are as follows:

                                            Year ended December 31
                                            1995      1994      1993
                                               ---------------------------
                                            (in millions)
                                            -----------------------------
   Revenue:
   . Life Insurance and Annuities           $ 2,569.2 $ 2,065.3 $ 2,341.9
   ---------------------------------------
   . Reinsurance                                751.2     660.4     610.7
   ---------------------------------------
   . Employee Life-Health Benefits                 --     314.9   1,326.8
   ---------------------------------------
   . Other Operations                            16.1      74.6     (28.8)
   ---------------------------------------  --------- --------- ---------
                                            $ 3,336.5 $ 3,115.2 $ 4,250.6
                                            ========= ========= =========
   Income (loss) before income taxes and
   cumulative effect of accounting change:
   . Life Insurance and Annuities           $   361.0 $    75.6 $   265.3
   ---------------------------------------
   . Reinsurance                                 83.5      93.9      31.6
   ---------------------------------------
   . Employee Life-Health Benefits                 --      22.9      83.0
   ---------------------------------------
   . Other Operations                             5.0      67.8     (44.2)
   ---------------------------------------  --------- --------- ---------
                                            $   449.5 $   260.2 $   335.7
                                            ========= ========= =========
   Assets:
   . Life Insurance and Annuities           $45,280.0 $37,675.9 $36,021.0
   ---------------------------------------
   . Reinsurance                              3,383.5   2,311.5   2,328.9
   ---------------------------------------
   . Employee Life-Health Benefits                 --        --     588.5
   ---------------------------------------
   . Other Operations                           923.6   1,038.1     770.0
   ---------------------------------------  --------- --------- ---------
                                            $49,587.1 $41,025.5 $39,708.4
                                            ========= ========= =========

  Provisions for depreciation and capital additions were not material.

10.SALE OF AFFILIATES
  In December 1993, Lincoln Life recorded a provision for loss of $98,500,000 (also $98,500,000 after-tax) in the "Other
  Operations" segment for the sale of Security-Connecticut Life Insurance Company (Security-Connecticut). The sale was completed on February 2, 1994 through an initial public of-fering and Lincoln Life received cash and notes, net of re-lated expenses, totaling $237,700,000. The loss on sale and disposal expenses did not differ materially from the esti-mate recorded in the fourth quarter of 1993. For the year ended December 31, 1993, Security-Connecticut, which oper-ated in the Life Insurance and Annuities segment, had reve-nue of $274,500,000 and net income of $24,000,000.

  In 1994, Lincoln Life completed the sale of 100% of the com-mon stock of EMPHESYS (parent company of Employers Health Insurance Company, which comprised the Employee Life-Health Benefits segment) for $348,200,000 of cash, net of related expenses, and a $50,000,000 promissory note. A gain on sale of $69,000,000 (also $69,000,000 after-tax) was recognized in 1994 in "Other Operations". For the year ended December 31, 1993, EMPHESYS had revenues of $1,304,700,000 and net income of $55,300,000. EMPHESYS had revenue and net income of $314,900,000 and $14,400,000, respectively, during the three months of ownership in 1994.

LINCOLN NATIONAL LIFE INSURANCE CO.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

  Lincoln Life provides services to and receives services from affiliated companies which resulted in a net receipt of $7,500,000, $13,900,000 and $18,900,000 in 1995, 1994 and 1993, respectively.

  Lincoln Life both cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income includes reinsurance transactions with affiliated companies as follows:

                      Year ended
                      December 31
                      1995   1994
                          ---------
                      (in millions)
                          ---------
   Insurance assumed  $ 17.6 $ 19.8
   -----------------
   Insurance ceded     214.4  481.3
   -----------------

  The balance sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        1995     1994
                        -----------------------------------------------
                                                        (in millions)
                        -----------------------------------------------
   Future policy benefits and claims assumed            $  344.8 $341.3
   ---------------------------------------------------
   Future policy benefits and claims ceded               1,344.5  857.7
   ---------------------------------------------------
   Amounts recoverable on paid and unpaid losses            65.9   36.8
   ---------------------------------------------------
   Reinsurance payable on paid losses                        5.5    3.5
   ---------------------------------------------------
   Funds held under reinsurance treaties-net liability     712.3  238.4
   ---------------------------------------------------

  Substantially all reinsurance ceded to affiliated companies is with unau-thorized companies. To take a reserve credit for such reinsurance, Lincoln Life holds assets from the reinsurer, including funds held under reinsur-ance treaties, and is the beneficiary on letters of credit aggregating $340,800,000 and $308,200,000 at December 31, 1995 and 1994, respectively.
  At December 31, 1995 and 1994, LNC had guaranteed $275,300,000 and $298,200,000, respectively, of these letters of credit. At December 31, 1995, Lincoln Life has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $241,900,000 for stat-utory surplus relief received under financial reinsurance ceded agreements.

11.SUBSEQUENT EVENT
  In January 1996, LNC announced that it had signed a definitive agreement to acquire the group tax-sheltered annuity business of UNUM Corporation's af-filiates. This purchase is expected to be completed in the form of a rein-surance transaction with an initial ceding commission of approximately $70,000,000. This ceding commission represents the present value of busi-ness in-force and, accordingly, will be classified as other intangible as-sets upon the close of this transaction. This transaction, which is ex-pected to close in the third quarter of 1996, will increase LNC's assets and policy liabilities and accruals by approximately $3,200,000,000.

12.TRANSACTIONS WITH AFFILIATES
  A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with Lincoln Life under which it sells Lincoln Life's products and provides the service that other-wise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, Lincoln Life paid LFGI override commissions and operating expense allowances of $81,900,000, $78,500,000 and $74,500,000 in 1995, 1994 and 1993, respec-
  tively. LFGI incurred expenses of $10,400,000, $10,700,000 and $10,500,000 in 1995, 1994 and 1993, respectively, in excess of the override commission and operating expense allowances received from Lincoln Life, which Lincoln Life is not required to reimburse.

  Cash and invested cash at December 31, 1995 and 1994 include Lincoln Life's participation in a short-term investment pool with LNC of $333,800,000 and $428,300,000, respectively. Related investment income amounted to $22,500,000, $17,100,000 and $9,100,000 in 1995, 1994 and 1993, respective-
  ly. Short-term debt at December 31, 1995 and 1994 includes $67,000,000 and $68,600,000, respectively, borrowed from LNC. Lincoln Life paid interest to LNC of $24,000, $8,000 and $137,000 in 1995, 1994 and 1993, respectively.

FINANCIAL SCHEDULES

The following consolidated financial statement schedules of Lincoln National Life Insurance Company and subsidiaries are included on pages G-32 through G-36:

I. Summary of Investments--Other than Investments in Related
   Parties -- December 31, 1995

III. Supplementary Insurance Information Years ended Decem-ber 31, 1995, 1994 and 1993

IV. Reinsurance -- Years ended December 31, 1995, 1994 and
    1993

V. Valuation and Qualifying Accounts -- Years ended December
   31, 1995, 1994 and 1993

All other schedules for which provision is made in the ap-plicable accounting regulation of the Securities and Ex-change Commission are not required under the related in-structions, are inapplicable or the required information is included in the consolidated financial statements, and therefore have been omitted.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE I

SUMMARY OF INVESTMENTS --
OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 1995

Column A                                Column B    Column C    Column D
------------------------------------------------------------------------------
                                                                Amount at
                                                                which shown
                                                                in the
                                                                balance
Type of Investment                      Cost        Value       sheet
------------------------------------------------------------------------------
                                        (000's omitted)
                                        -----------------------------------
Fixed maturity securities available-
for-sale:
 Bonds:
 . United States Government and
   government agencies and authorities  $   569,552 $   653,444 $   653,444
 --------------------------------------
 . States, municipalities and political
   subdivisions                              12,325      12,375      12,375
 --------------------------------------
 . Mortgage-backed securities             4,891,521   5,184,751   5,184,751
 --------------------------------------
 . Foreign governments                      927,901     997,567     997,567
 --------------------------------------
 . Public utilities                       2,572,309   2,772,990   2,772,990
 --------------------------------------
 . Convertibles and bonds with warrants
   attached                                 181,431     199,658     199,658
 --------------------------------------
 . All other corporate bonds              9,658,371  10,551,770  10,551,770
 --------------------------------------
 Redeemable preferred stocks                 39,427      42,230      42,230
 -------------------------------------- ----------- ----------- -----------
Total fixed maturity securities          18,852,837  20,414,785  20,414,785
---------------------------------------
Equity securities available-for-sale:
 Common stocks:
 . Public utilities                           8,980      10,989      10,989
 --------------------------------------
 . Banks, trust and insurance companies      74,897      89,197      89,197
 --------------------------------------
 . Industrial, miscellaneous and all
   other                                    345,434     436,556     436,556
 --------------------------------------
 Nonredeemable preferred stocks              50,950      61,693      61,693
 -------------------------------------- ----------- ----------- -----------
Total equity securities                     480,261     598,435     598,435
---------------------------------------
Mortgage loans on real estate             3,176,275               3,147,783(A)
Real estate:
 . Investment properties                    635,135                 635,135
 --------------------------------------
 . Acquired in satisfaction of debt         157,441                 110,888(A)
 --------------------------------------
Policy loans                                565,325                 565,325
---------------------------------------
Other investments                           253,015                 241,219(A)
--------------------------------------- -----------             -----------
Total investments                       $24,120,189             $25,713,570
--------------------------------------- ===========             ===========


(A) Investments which are deemed to have declines in value that are other than temporary are written down or reserved for to reduce their carrying value to their estimated realizable value.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION

Column A                 Column B     Column C      Column D  Column E     Column F
--------------------------------------------------------------------------------------
                                      Future policy
                                      benefits,               Other policy
                         Deferred     claims and              claims and
                         acquisition  claim         Unearned  benefits     Premium
Segment                  costs        expenses      premiums  payable      revenue (A)
--------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities              $  713,213    $6,530,475   $ 9,145       $--      $  685,258
 ----------------------
 Reinsurance                247,921     1,855,039    45,951        --         611,416
 ----------------------
 Other (including
  consolidating
  adjustments)               (7,300)       49,505        78        --             622
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $  953,834    $8,435,019   $55,174       $--      $1,297,296
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1994:
 Life insurance and
  annuities              $1,427,692    $5,888,581   $11,201       $--      $  647,416
 ----------------------
 Reinsurance                304,913     1,626,033    51,618        --         542,034
 ----------------------
 Employee life-health
  benefits                       --            --        --        --         299,338
 ----------------------
 Other (including
  consolidating
  adjustments)                3,921        26,158    (1,347)       --           1,076
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,736,526    $7,540,772   $61,472       $--      $1,489,864
                         ==========    ==========   =======       ===      ==========
Year ended December 31,
 1993:
 Life insurance and
  annuities              $  999,126    $6,782,207   $ 5,188       $--      $  662,353
 ----------------------
 Reinsurance                298,787     1,616,088    54,157        --         491,397
 ----------------------
 Employee life-health
  benefits                       --       228,892        --        --       1,243,576
 ----------------------
 Other (including
  consolidating
  adjustments)                   --       171,043       315        --             387
 ----------------------
                         ----------    ----------   -------       ---      ----------
                         $1,297,913    $8,798,230   $59,660       $--      $2,397,713
                         ==========    ==========   =======       ===      ==========



(A) Includes insurance fees on universal life and other interest sensitive products.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE III

SUPPLEMENTARY INSURANCE INFORMATION CONTINUED

Column A                 Column G       Column H         Column I     Column J     Column K
-------------------------------------------------------------------------------------------
                                                         Amortization
                                        Benefits, claims of deferred  Other
                         Net investment and claim        acquisition  operating    Premium
Segment                  income (B)     expenses         costs        expenses (B) written
-------------------------------------------------------------------------------------------
                         (000's omitted)
                         ------------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance and
  annuities                $1,741,231      $1,649,119      $298,020     $261,016    $  --
 ----------------------
 Reinsurance                  134,000         472,198       101,729       93,750       --
 ----------------------
 Other (including
  consolidating
  adjustments)                 24,399           1,299            --        9,898       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,899,630      $2,122,616      $399,749     $364,664    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1994:
 Life insurance and
  annuities                $1,542,552      $1,554,479      $ 85,697     $349,529    $  --
 ----------------------
 Reinsurance                  116,957         419,266        29,477      117,238       --
 ----------------------
 Employee life-health
  benefits (C)                 10,838         218,672            --       73,355       --
 ----------------------
 Other (including
  consolidating
  adjustments)                  3,634           1,630            --        5,682       --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,673,981      $2,194,047      $115,174     $545,804    $  --
                           ==========      ==========      ========     ========    =====
Year ended December 31,
 1993:
 Life insurance and
  annuities                $1,676,163      $1,615,883      $197,363     $268,066    $  --
 ----------------------
 Reinsurance                  115,582         467,824        38,351       72,840       --
 ----------------------
 Employee life-health
  benefits                     54,513         943,235            --      300,648       --
 ----------------------
 Other (including
  consolidating
  adjustments)                (22,799)          6,197         5,275         (744)      --
 ----------------------    ----------      ----------      --------     --------    -----
                           $1,823,459      $3,033,139      $240,989     $640,810    $  --
                           ==========      ==========      ========     ========    =====



(B) The allocation of expenses between investments and other operations are based on a number of assumptions and estimates. Results would change if different methods were applied.

(C) Includes data through the March 21, 1994 date of sale of the direct writer of employee life-health coverages.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE IV

REINSURANCE (A)

Column A                 Column B     Column C    Column D     Column E     Column F
--------------------------------------------------------------------------------------
                                                                            Percentage
                                      Ceded       Assumed                   of amount
                         Gross        to other    from other                assumed to
Segment                  amount       companies   companies    Net amount   net
--------------------------------------------------------------------------------------
                         (000's omitted)
                         -------------------------------------------------------------
Year ended December 31,
 1995:
 Life insurance in force $ 51,570,782 $17,612,782 $142,794,000 $176,752,000 80.8%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            302,463     299,222      273,572      276,813 98.8
  ----------------------
  Life insurance (B)          658,936     142,523      504,070    1,020,483 49.4
  ---------------------- ------------ ----------- ------------ ------------
                         $    961,399 $   441,745 $    777,642 $  1,297,296
                         ============ =========== ============ ============
Year ended December 31,
 1994:
 Life insurance in force $ 79,802,000 $45,822,000 $125,640,000 $159,620,000 78.7%
 -----------------------
 Premiums:
 -----------------------
  Health insurance            666,609     496,090      359,659      530,178 67.8
  ----------------------
  Life insurance (B)          629,185     220,678      551,179      959,686 57.4
  ---------------------- ------------ ----------- ------------ ------------
                         $  1,295,794 $   716,768 $    910,838 $  1,489,864
                         ============ =========== ============ ============
Year ended December 31,
 1993:
 Life insurance in force $135,401,000 $61,401,000 $109,257,000 $183,257,000 59.6%
 -----------------------
 Premiums:
 -----------------------
  Health insurance          1,387,414     217,705      262,171    1,431,880 18.3
  ----------------------
  Life insurance (B)          771,408     350,907      545,332      965,833 56.5
  ---------------------- ------------ ----------- ------------ ------------
                         $  2,158,822 $   568,612 $    807,503 $  2,397,713
                         ============ =========== ============ ============




(B) Includes insurance fees on universal life and other interest sensitive products.

LINCOLN NATIONAL LIFE INSURANCE CO. AND SUBSIDIARIES

SCHEDULE V

VALUATION AND QUALIFYING ACCOUNTS

Column A                 Column B   Column C                Column D    Column E
---------------------------------------------------------------------------------
                                    Additions
                                    -----------------------
                                    (1)          (2)
                                                 Charged to
                         Balance at Charged      other      Deductions- Balance
                         beginning  to costs and accounts-  describe    at end of
Description              of period  expenses (A) describe   (B)         period
---------------------------------------------------------------------------------
                         (000's omitted)
                         --------------------------------------------------------
Year ended December 31,
 1995:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $ 56,614    $  2,659     $   --    $ (30,781) $ 28,492
 -----------------------
 . Reserve for real
   estate                   65,186      (7,227)        --      (11,406)   46,553
 -----------------------
 . Reserve for other
   long-term investments    13,492      (1,541)        --         (155)   11,796
 -----------------------
Year ended December 31,
 1994:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $220,671    $ 19,464     $   --    $(183,521) $ 56,614
 -----------------------
 . Reserve for real
   estate                  121,427      13,058         --      (69,299)   65,186
 -----------------------
 . Reserve for other
   long-term investments    26,730         262         --      (13,500)   13,492
 -----------------------
 Included in other
  liabilities:
  Investment guarantees      1,804       4,280         --       (6,084)       --
 -----------------------
Year ended December 31,
 1993:
 Deducted from asset
  accounts:
 . Reserve for mortgage
   loans
   on real estate         $129,093    $136,717     $   --    $ (45,139) $220,671
 -----------------------
 . Reserve for real
   estate                  114,178      21,776         --      (14,527)  121,427
 -----------------------
 . Reserve for other
   long-term investments    31,582       3,905         --       (8,757)   26,730
 -----------------------
 Included in other
  liabilities:
  Investment guarantees     12,550       1,674         --      (12,420)    1,804
 -----------------------

(A) Exclude charges for the direct write-off of assets. The negative amounts represent improvements in the underlying assets for which valuation ac-counts had previously been established.

(B) Deductions reflect sales or foreclosures of the underlying holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors
Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of Lincoln National Life Insurance Co., a wholly owned sub-sidiary of Lincoln National Corp., as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the financial statement schedules listed on page G-
31. These financial statements and schedules are the respon-sibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally ac-cepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the fi-nancial statements. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln National Life Insurance Co. at December 31, 1995 and 1994, and the consolidated result of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the consolidated financial state-ments, in 1993 the Company changed its method of accounting for postretirement benefits other than pensions, accounting for impairment of loans and accounting for certain invest-ments in debt and equity securities.

                              /s/ Ernst & Young LLP

Fort Wayne, Indiana
February 7, 1996

LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS--STATUTORY BASIS

                                                                                    December 31
                                                                                    1996       1995
                                                                                    ---------  ---------
                                                                                    (in millions)
                                                                                    --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                               $19,389.6  $17,729.7
-------------------------------------------------------------------------------------------------------
Preferred stocks                                                                        239.7       89.9
-------------------------------------------------------------------------------------------------------
Unaffiliated common stocks                                                              358.3      535.5
-------------------------------------------------------------------------------------------------------
Affiliated common stocks                                                                241.5      193.0
-------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                         2,976.7    2,909.7
-------------------------------------------------------------------------------------------------------
Real estate                                                                             621.3      655.2
-------------------------------------------------------------------------------------------------------
Policy loans                                                                            626.5      515.8
-------------------------------------------------------------------------------------------------------
Other investments                                                                       282.7      248.0
-------------------------------------------------------------------------------------------------------
Cash and short-term investments                                                         759.2      780.9
----------------------------------------------------------------------------------- ---------  ---------
Total cash and investments                                                           25,495.5   23,657.7
-------------------------------------------------------------------------------------------------------
Premiums and fees in course of collection                                                60.9       17.1
-------------------------------------------------------------------------------------------------------
Accrued investment income                                                               343.6      342.5
-------------------------------------------------------------------------------------------------------
Funds withheld by ceding companies                                                       25.8      595.3
-------------------------------------------------------------------------------------------------------
Other admitted assets                                                                   355.7      217.7
-------------------------------------------------------------------------------------------------------
Separate account assets                                                              23,735.1   18,461.6
----------------------------------------------------------------------------------- ---------  ---------
Total admitted assets                                                               $50,016.6  $43,291.9
----------------------------------------------------------------------------------- =========  =========
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                   $ 5,954.0  $ 5,713.3
-------------------------------------------------------------------------------------------------------
Other policyholder funds                                                             17,262.4   15,598.5
-------------------------------------------------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee                             250.2      499.3
-------------------------------------------------------------------------------------------------------
Funds held under reinsurance treaties                                                   564.6    1,053.5
-------------------------------------------------------------------------------------------------------
Asset valuation reserve                                                                 375.5      270.0
-------------------------------------------------------------------------------------------------------
Interest maintenance reserve                                                             76.7      116.3
-------------------------------------------------------------------------------------------------------
Other liabilities                                                                       490.9      391.3
-------------------------------------------------------------------------------------------------------
Federal income taxes                                                                      4.3        3.2
-------------------------------------------------------------------------------------------------------
Net transfers due from separate accounts                                               (659.7)    (548.0)
-------------------------------------------------------------------------------------------------------
Separate account liabilities                                                         23,735.1   18,461.6
----------------------------------------------------------------------------------- ---------  ---------
Total liabilities                                                                    48,054.0   41,559.0
-------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
 Authorized, issued and outstanding shares--10 million (owned by Lincoln National
 Corporation)                                                                            25.0       25.0
-------------------------------------------------------------------------------------------------------
Paid-in surplus                                                                         883.4      783.4
-------------------------------------------------------------------------------------------------------
Unassigned surplus                                                                    1,054.2      924.5
----------------------------------------------------------------------------------- ---------  ---------
Total capital and surplus                                                             1,962.6    1,732.9
----------------------------------------------------------------------------------- ---------  ---------
Total liabilities and capital and surplus                                           $50,016.6  $43,291.9
----------------------------------------------------------------------------------- =========  =========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF INCOME--STATUTORY BASIS

                                                     Year ended December 31
                                                     1996     1995     1994
                                                        -----------------------
                                                     (in millions)
                                                     --------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                $7,268.5 $4,899.1 $5,648.7
-------------------------------------------------------------------------------
Net investment income                                 1,756.3  1,772.2  1,606.8
-------------------------------------------------------------------------------
Amortization of interest maintenance reserve             27.2     34.0      9.8
-------------------------------------------------------------------------------
Commissions and expense allowances on reinsurance
 ceded                                                   90.9     98.3    145.0
-------------------------------------------------------------------------------
Expense charges on deposit funds                        100.7     83.2     70.5
-------------------------------------------------------------------------------
Other income                                             16.8     14.5     15.6
---------------------------------------------------  -------- -------- --------
Total revenues                                        9,260.4  6,901.3  7,496.4
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits and settlement expenses                      5,989.9  4,184.0  5,071.6
-------------------------------------------------------------------------------
Underwriting, acquisition, insurance and other
 expenses                                             2,878.5  2,345.7  2,136.1
---------------------------------------------------  -------- -------- --------
Total benefits and expenses                           8,868.4  6,529.7  7,207.7
---------------------------------------------------  -------- -------- --------
Gain from operations before dividends to
policyholders, income taxes and net realized gain
on investments                                          392.0    371.6    288.7
-------------------------------------------------------------------------------
Dividends to policyholders                               27.3     27.3     18.0
---------------------------------------------------  -------- -------- --------
Gain from operations before federal income taxes
 and net realized gain on investments                   364.7    344.3    270.7
-------------------------------------------------------------------------------
Federal income taxes                                     83.6    103.7     52.8
---------------------------------------------------  -------- -------- --------
Gain from operations before net realized gain on
 investments                                            281.1    240.6    217.9
-------------------------------------------------------------------------------
Net realized gain on investments, net of income tax
expense (benefits) [1996--$28.5; 1995--$48.1;
1994--$(178.1)] and excluding net transfers to
(from) the interest maintenance reserve [1996--
$(12.4); 1995--$94.9; 1994--$(147.1)]                    53.3     43.9    124.0
---------------------------------------------------  -------- -------- --------
Net income                                           $  334.4 $  284.5 $  341.9
---------------------------------------------------  ======== ======== ========


See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                                                                  Year
                                                                  ended
                                                                  December
                                                                  31
                                                                  1996      1995      1994
                                                                  --------  --------  --------
                                                                  (in millions)
                                                                  ----------------------------
Capital and surplus at beginning of year                          $1,732.9  $1,679.6  $1,302.5
----------------------------------------------------------------
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income                                                           334.4     284.5     341.9
----------------------------------------------------------------
Differences in cost and admitted investment amounts                   38.6     143.2    (123.3)
----------------------------------------------------------------
Nonadmitted assets                                                    (3.0)      2.9      (3.2)
----------------------------------------------------------------
Regulatory liability for reinsurance                                   0.6      (2.0)     (1.1)
----------------------------------------------------------------
Life policy reserve valuation basis                                   (0.4)      2.9      (1.3)
----------------------------------------------------------------
Asset valuation reserve                                             (105.5)   (112.5)     83.8
----------------------------------------------------------------
Mortgage loan, real estate and other investment reserves                --       2.2     218.6
----------------------------------------------------------------
Paid-in surplus                                                      100.0      15.1        --
----------------------------------------------------------------
Separate account receivable due to change in valuation                  --      27.0        --
----------------------------------------------------------------
Accounting for separate account contracts                               --        --     (13.3)
----------------------------------------------------------------
Dividends to shareholder                                            (135.0)   (310.0)   (125.0)
----------------------------------------------------------------  --------  --------  --------
Capital and surplus at end of year                                $1,962.6  $1,732.9  $1,679.6
----------------------------------------------------------------  ========  ========  ========




SEE ACCOMPANYING NOTES.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                                                                  Year ended December 31
                                                                  1996        1995        1994
                                                                  ----------------------------------
                                                                  (in millions)
                                                                  ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received       $  8,059.4  $  5,430.9  $  5,654.5
-------------------------------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
 reinsurance ceded                                                    (767.5)     (383.6)      137.1
-------------------------------------------------------------------------------------
Investment income received                                           1,700.6     1,713.2     1,588.5
-------------------------------------------------------------------------------------
Benefits paid                                                       (4,050.4)   (3,239.6)   (3,054.1)
-------------------------------------------------------------------------------------
Insurance expenses paid                                             (2,972.2)   (2,513.5)   (2,542.5)
-------------------------------------------------------------------------------------
Federal income taxes recovered (paid)                                  (72.3)       38.4      (191.8)
-------------------------------------------------------------------------------------
Dividends to policyholders                                             (27.7)      (16.5)      (18.4)
-------------------------------------------------------------------------------------
Other income received and expenses paid, net                             6.3        14.4        59.2
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash provided by operating activities                            1,876.2     1,043.7     1,632.5
-------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Sale, maturity or repayment of investments                          12,542.0    13,183.9    11,877.0
-------------------------------------------------------------------------------------
Purchase of investments                                            (14,175.4)  (14,049.6)  (12,871.8)
-------------------------------------------------------------------------------------
Other uses                                                            (266.5)      (64.0)     (123.4)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash used in investing activities                               (1,899.9)     (929.7)   (1,118.2)
-------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Surplus paid-in                                                        100.0        15.1          --
-------------------------------------------------------------------------------------
Proceeds from borrowings                                               100.0        63.0        63.0
-------------------------------------------------------------------------------------
Repayment of borrowings                                                (63.0)      (63.0)      (60.0)
-------------------------------------------------------------------------------------
Dividends paid to shareholder                                         (135.0)     (310.0)     (125.0)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net cash provided by (used in) financing activities                      2.0      (294.9)     (122.0)
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments             (21.7)     (180.9)      392.3
-------------------------------------------------------------------------------------
Cash and short-term investments at beginning of year                   780.9       961.8       569.5
-------------------------------------------------------------------------------------
                                                                  ----------  ----------  ----------
Cash and short-term investments at end of year                    $    759.2  $    780.9  $    961.8
-------------------------------------------------------------------------------------
                                                                  ==========  ==========  ==========

See accompanying notes.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS


1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES

  ORGANIZATION AND OPERATIONS
  The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in In-diana. As of December 31, 1996, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company, Lincoln National Health & Casualty Insurance Compa-ny, Lincoln National Reassurance Company and Lincoln Life & Annuity Company of New York.

  The Company's principal business consist of underwriting annuities, depos-it-type contracts, life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health busi-ness. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

  USE OF ESTIMATES
  The preparation of financial statements requires management to make esti-mates and assumptions that affect amounts reported in the financial state-ments and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  BASIS OF PRESENTATION
  The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting prin-ciples ("GAAP"). The more significant variances from GAAP are as follows:

  INVESTMENTS
  Bonds are reported at cost or amortized cost or market value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported di-rectly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and de-ferred income taxes.

  Investments in real estate are reported net of related obligation rather than on a gross basis.

  Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

  Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the gen-eral level of interest rates and amortizes those deferrals over the remain-ing period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. The asset valuation reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, real-ized capital gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

  SUBSIDIARIES
  The accounts and operations of the Company's subsidiaries are not consoli-dated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory-basis net equity.

  POLICY ACQUISITION COSTS
  The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For uni-versal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross prof-its, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

  NONADMITTED ASSETS
  Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying bal-ance sheets and are charged directly to unassigned surplus.

  PREMIUMS
  Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
  INCOME TAXES
  Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

  POLICYHOLDER DIVIDENDS
  Policyholder dividends are recognized when declared rather than over the term of the related policies.

  Other significant accounting practices are as follows:

  INVESTMENTS
  The discount or premium on bonds is amortized using the interest method. For mortgage-backed bonds, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect ac-tual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

  Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

  Preferred stocks are reported at cost or amortized cost.

  Common stocks are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

  Policy loans are reported at unpaid balances.

  The Company uses various derivative instruments as part of its overall lia-bility-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the un-derlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the un-derlying hedged items are sold.

  Mortgage loans on real estate are reported at unpaid balances, less allow-ances for impairments. Real estate is reported at depreciated cost. As of June 30, 1994, the Company changed its method of accounting for reserves on impaired real estate and mortgage loans. The impaired investment is now shown on a pre-tax basis as a nonadmitted asset. Previously, these reserves were presented as a liability, net of related tax benefits, to approximate the impact on surplus if losses were realized.

  Realized investment gains and losses on investments sold are determined us-ing the specific identification method. Changes in admitted asset carrying amounts of
1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES CONTINUED

  BENEFIT RESERVES
  Certain policy reserves are calculated based on statutorily required inter-est and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

  Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses; in the ac-companying statement of income, whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

  REINSURANCE
  Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

  A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not au-thorized by the Indiana Department of Insurance to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is es-tablished through a charge to income.

  Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs.

  Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using tradi-tional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

  POSTRETIREMENT BENEFITS
  For purposes of calculating the Company's postretirement benefit obliga-tion, only vested employees and current retirees are included in the valua-tion. Under GAAP, active employees not currently eligible would also be in-cluded.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  CLAIMS AND CLAIM ADJUSTMENT EXPENSES
  Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are con-tinually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current opera-tions.

  REINSURANCE CEDED AND ASSUMED
  Reinsurance premiums and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original pol-icies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on funds withheld are reported in net investment income.

  PENSION BENEFITS
  Costs associated with the Company's defined benefit pension plans is sys-tematically accrued during the expected period of active service of the covered employees.

  INCOME TAXES
  The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the ex-tent such items may be utilized in the consolidated income tax returns of LNC.

  STOCK OPTIONS
  The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other mea-surement date, over the amount an employee must pay to acquire the stock.

  ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
  ACCOUNTS
  These assets and liabilities represent segregated funds administered and invested by LNC's insurance subsidiaries for the exclusive benefit of pen-sion and variable life and annuity contractholders. The fees received by the Company for administrative and contractholder maintenance services per-formed for these separate accounts are included in the Company's statements of income.
1.SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES CONTINUED

  bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

  DATA PROCESSING EQUIPMENT
  Data processing equipment is reported at depreciated cost, with deprecia-tion determined on a straight-line basis over five years.

  GOODWILL
  Goodwill, which represents the excess of the ceding commission over statu-tory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

  PREMIUMS
  Life insurance and annuity premiums are recognized as revenue when due. Ac-cident and health premiums are earned prorata over the contract term of the policies.

  BENEFITS
  Life, annuity and accident and health benefit reserves are developed by ac-tuarial methods and are determined based on published tables using statuto-rily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Indiana De-partment of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserve. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

  The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined us-ing the actual interest credited to the funds plus the change in accrued interest.

  Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  A reconciliation of the Company's net income and capital and surplus deter-mined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                 Capital and Surplus   Net Income
                                 --------------------  -----------------------
                                                       Year ended December
                                 December 31           31
                                 1996       1995       1996    1995    1994
                                 ---------  ---------  ------  ------  -------
                                               (in millions)
   Amounts reported on a
    statutory basis              $ 1,962.6  $ 1,732.9  $334.4  $284.5  $ 341.9
   ----------------------------
   GAAP adjustments:
   ----------------------------
    Deferred policy acquisition
     costs and present value of
     future profits                1,119.1      850.2    66.7   (63.0)   191.1
   ----------------------------
    Policy and contract
     reserves                     (1,405.3)  (1,562.2)  (57.1)  (55.3)   (53.6)
   ----------------------------
    Interest maintenance
     reserve                          76.7      116.3   (39.7)   60.9   (157.0)
   ----------------------------
    Deferred income taxes            (27.4)    (122.5)    1.8    38.3   (138.3)
   ----------------------------
    Policyholders' share of
     earnings and surplus on
     participating business          (81.9)     (91.9)    (.3)     .2     (3.0)
   ----------------------------
    Asset valuation reserve          375.5      270.0      --      --       --
   ----------------------------
    Net realized gain (loss) on
     investments                     (72.0)     (67.4)   78.7    30.0     47.1
   ----------------------------
    Adjustment to unrealized
     gain (loss)                     825.2    1,494.0      --      --       --
   ----------------------------
    Nonadmitted assets,
     including nonadmitted
     investments                      (7.1)      57.9      --      --       --
   ----------------------------
    Net GAAP adjustments of
     subsidiary companies            156.6      131.2    29.9    34.3     48.2
   ----------------------------
    Other, net                       (99.0)     (89.7)  (82.6)   (7.3)   (58.6)
   ----------------------------  ---------  ---------  ------  ------  -------
   Net increase (decrease)           860.4      985.9    (2.6)   38.1   (124.1)
   ----------------------------  ---------  ---------  ------  ------  -------
   Amounts on a GAAP basis       $ 2,823.0  $ 2,718.8  $331.8  $322.6  $ 217.8
   ----------------------------  =========  =========  ======  ======  =======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

2.PERMITTED STATUTORY ACCOUNTING PRACTICES

  The Company's statutory-basis financial statements are prepared in accor-dance with accounting practices prescribed or permitted by the Indiana De-partment of Insurance (the "Department"). "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory ac-counting practices encompass all accounting practices that are not pre-scribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "pre-scribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

  In 1994, the Company received approval from the Department to change its accounting for surrender charges applicable to separate account liabilities for variable life and annuity products so that the surrender charges on these products are recorded as a liability in the separate account finan-cial statements payable to the Company's general account. In the accompany-ing financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying statement of operations as a change in reserves or change in premium and other deposit funds. The cumulative effect of this change increased 1994 net income by $13,299,000.

  The Company has approval from the Department to establish valuation allow-ances on mortgage loans on real estate in accordance with GAAP, which are in excess of that prescribed by the NAIC and the Department.

  Prior to 1995, the Company has considered certain amounts under modified coinsurance reinsurance contracts as adjustments to premiums. As such, pol-icyholder dividends, cash surrender charges and reserve adjustments with interest thereon and commissions on reinsurance assumed are classified as premiums, rather than on expense lines, with no net effect on net income or capital and surplus. On a net-of-ceded basis for the year ended December 31, 1994, this practice resulted in increases to both revenues and expenses of approximately $600,000,000. In addition, reserve adjustments with inter-est thereon and commissions on reinsurance ceded were also classified as premiums, rather than in other revenue classifications. For the year ended December 31, 1994, this intra-revenue grouping reduced premiums by approxi-mately $50,000,000. Beginning in 1995, the Company reports modified coin-surance agreements on a gross basis. This change was made as a result of communications with the Department. This accounting change had no effect on income or surplus and prior period amounts have not been restated.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS
  The major categories of net investment income are as follows:

                                                                     Year ended December 31
                                                                     1996     1995     1994
                                                      -----------------------------------------
                                                                     (in millions)
                                                                     --------------------------
   Income:
    Bonds                                                            $1,442.2 $1,457.4 $1,266.7
   --------------------------------------------------------------------------------
    Preferred stocks                                                      9.6      6.4      5.8
   --------------------------------------------------------------------------------
    Unaffiliated common stocks                                            6.5      5.2      4.4
   --------------------------------------------------------------------------------
    Affiliated common stocks                                              9.5     12.6     62.5
   --------------------------------------------------------------------------------
    Mortgage loans on real estate                                       269.3    252.0    255.2
   --------------------------------------------------------------------------------
    Real estate                                                         114.4    110.0     97.4
   --------------------------------------------------------------------------------
    Policy loans                                                         35.0     32.1     29.7
   --------------------------------------------------------------------------------
    Other investments                                                    22.4     62.6    121.3
   --------------------------------------------------------------------------------
    Cash and short-term investments                                      48.9     53.2     43.3
    ---------------------------------------------------------------  -------- -------- --------
   Total investment income                                            1,957.8  1,991.5  1,886.3
  -----------------------------------------------------------------------------------
   Expenses:
    Depreciation                                                         25.0     25.9     21.9
   --------------------------------------------------------------------------------
    Other                                                               176.5    193.4    257.6
    ---------------------------------------------------------------  -------- -------- --------
   Total investment expenses                                            201.5    219.3    279.5
   ----------------------------------------------------------------  -------- -------- --------
   Net investment income                                             $1,756.3 $1,772.2 $1,606.8
   ----------------------------------------------------------------  ======== ======== ========

  Nonadmitted accrued investment income at December 31, 1996 and 1995 amounted to $2,500,000 and $11,500,000, respective-
  ly, consisting principally of interest on bonds in default and mortgage loans.

  The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summa-rized as follows:

                          Cost or   Gross      Gross
                          Amortized Unrealized Unrealized Fair
                          Cost      Gains      Losses     Value
                                           ------------------------
                          (in millions)
                          -----------------------------------------
   At December 31, 1996:
    Corporate             $12,548.1  $  586.5    $ 66.6   $13,068.0
   --------------------------------------------------------------
    U.S. government         1,088.7      43.2      18.0     1,113.9
   --------------------------------------------------------------
    Foreign government      1,234.0     105.1       1.4     1,337.7
   --------------------------------------------------------------
    Mortgage-backed         4,478.4     183.3      27.4     4,634.3
   --------------------------------------------------------------
    State and municipal        40.4        .1        --        40.5
    --------------------  ---------  --------    ------   ---------
                          $19,389.6  $  918.2    $113.4   $20,194.4
                          =========  ========    ======   =========
   At December 31, 1995:
    Corporate             $11,642.0  $1,074.7    $ 41.4   $12,675.3
   --------------------------------------------------------------
    U.S. government           546.4      82.2        --       628.6
   --------------------------------------------------------------
    Foreign government        908.0      68.0        .6       975.4
   --------------------------------------------------------------
    Mortgage-backed         4,628.3     283.2      11.2     4,900.3
   --------------------------------------------------------------
    State and municipal         5.0        .1        --         5.1
    --------------------  ---------  --------    ------   ---------
                          $17,729.7  $1,508.2    $ 53.2   $19,184.7
                          =========  ========    ======   =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS CONTINUED

  Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are esti-mated by discounting expected future cash flows using a cur-rent market rate applicable to the coupon rate, credit qual-ity and maturity of the investments.

  A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                                                                Cost or
                                                                                Amortized Fair
                                                                                Cost      Value
                                                             ------------------------------
                                                                                (in millions)
                                                                                -------------------
   Maturity:
    In 1997                                                                     $   358.0 $   360.1
  ----------------------------------------------------------------------------------------------
    In 1998-2001                                                                  3,809.0   3,912.3
  ----------------------------------------------------------------------------------------------
    In 2002-2006                                                                  4,760.9   4,917.3
  ----------------------------------------------------------------------------------------------
    After 2006                                                                    5,983.3   6,370.4
  ----------------------------------------------------------------------------------------------
    Mortgage-backed securities                                                    4,478.4   4,634.3
   ---------------------------------------------------------------------------  --------- ---------
   Total                                                                        $19,389.6 $20,194.4
   ---------------------------------------------------------------------------  ========= =========

  The expected maturities may differ from the contractual ma-turities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

  At December 31, 1996, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $10,996,900,000, $12,234,100,000 and
  $9,668,300,000, respectively. Gross gains during 1996, 1995 and 1994 of $169,700,000, $225,600,000 and $62,600,000, re-
  spectively, and gross losses of $177,000,000, $83,100,000 and $286,800,000, respectively, were realized on those sales.

  At December 31, 1996 and 1995, investments in bonds, with an admitted asset value of $70,700,000 and $60,700,000, respec-tively, were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                Cost or   Gross      Gross
                                Amortized Unrealized Unrealized Fair
                                Cost      Gains      Losses     Value
                                       -------------------------------
                                (in millions)
                                       -------------------------------
   At December 31, 1996:
    Preferred stocks            $239.7    $ 10.5     $ 1.7      $248.5
  ----------------------------------------------------------
    Unaffiliated common stocks   289.9      84.6      16.2       358.3
  ----------------------------------------------------------
   At December 31, 1995:
    Preferred stocks              89.9      13.9        .2       103.6
  ----------------------------------------------------------
    Unaffiliated common stocks   438.0     110.0      12.5       535.5
  ----------------------------------------------------------

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
3. INVESTMENTS CONTINUED

  The carrying value of affiliated common stocks, representing their statutory-basis net equity, was $241,500,000 and $193,000,000 at December 31, 1996 and 1995, respectively. The cost basis of investments in subsidiaries as of December 31, 1996 and 1995 was $194,000,000 and $123,000,000, respec-
  tively.

  During 1996, the maximum and minimum lending rates for mort-gage loans were 10.5% and 6.0%, respectively. At the issu-ance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1996, the Company did not hold any mortgages with interest overdue beyond one year. At December 31, 1996, the Company's investments in mortgage loans were subject to $59,700,000 of prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

4.FEDERAL INCOME TAXES

  The effective federal income tax rate for financial report-ing purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends-received tax deductions, differences in policy acquisition costs and policy and contract liabilities for tax return and financial statement purposes.

  Federal income taxes incurred of $83,600,000, $103,700,000 and $52,800,000 in 1996, 1995 and 1994, respectively, would be subject to recovery in the event that the Company incurs net operating losses within three years of the years for which such taxes were paid.

  Prior to 1984, a portion of the Company's current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The Company's balance in the "pol-icyholders' surplus" account at December 31, 1983 of $187,000,000 was "frozen" by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which in-come taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder's surplus," and is available for dividends to the shareholder without additional payment of tax by the Company. The December 31, 1996 memorandum account balance for "shareholder's surplus" was $1,606,000,000. Should dividends to the shareholder ex-ceed its respective "shareholder's surplus," amounts would need to be transferred from the "policyholders' surplus" and would be subject to federal income tax at that time. Under existing or foreseeable circumstances, the Company neither expects nor intends that distributions will be made that will result in any such tax.

5.SUPPLEMENTAL FINANCIAL DATA

  The balance sheet caption, "Other Admitted Assets," includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future Policy Benefits and Claims," has been reduced for insurance ceded as follows:

                                                                      December 31
                                                                      --------------------------
                                                                      1996     1995     1994
                                                       ----------------------------------------
                                                                      (in millions)
                                                       ----------------------------------------
  Insurance ceded                                                     $1,154.5 $1,634.0 $1,721.1
  Amounts recoverable from other insurers                                 16.0      4.4      4.8

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
5.SUPPLEMENTAL FINANCIAL DATA CONTINUED

  Reinsurance transactions included in the income statement caption, "Premiums and Deposits," are as follows:

                                     Year ended December
                                     31
                                     1996   1995   1994
                                                       --
                                     (in millions)
                                     --------------------
    Insurance assumed                $241.3 $667.7 $607.3
    -------------------------------
    Insurance ceded                   193.3  453.1  583.8
    -------------------------------  ------ ------ ------
    Net amount included in premiums  $ 48.0 $214.6 $ 23.5
    -------------------------------  ====== ====== ======

  The income statement caption, "Benefits and Settlement Ex-penses," is net of reinsurance recoveries of $787,886,200, $1,407,000,000 and $1,391,100,000 for 1996, 1995 and 1994,
  respectively.

  Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Pre-miums and Fees in Course of Collection," are as follows:

                           December 31, 1996
                           -----------------------
                                           Net of
                           Gross   Loading Loading

                           (in millions)
                           -----------------------
    Ordinary new business  $  3.9   $1.9   $  2.0
    ---------------------
    Ordinary renewal         35.1    3.0     32.1
    ---------------------
    Group life                9.4    (.1)     9.5
    ---------------------
    Group annuity              --     --       --
    ---------------------  ------   ----   ------
                           $ 48.4   $4.8   $ 43.6
                           ======   ====   ======
                           December 31, 1995
                           -----------------------
                                           Net of
                           Gross   Loading Loading

                           (in millions)
                           -----------------------
    Ordinary new business  $  2.5   $1.1   $  1.4
    ---------------------
    Ordinary renewal        (19.1)   2.8    (21.9)
    ---------------------
    Group life               15.8     --     15.8
    ---------------------
    Group annuity              .2     --       .2
    ---------------------  ------   ----   ------
                           $  (.6)  $3.9   $ (4.5)
                           ======   ====   ======

  The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consul-tants, Inc. to write group life and health business. Direct premiums written amounted to $26,200,000 $3,800,000 and $8,600,000 in 1996 and $33,100,000, $10,600,000 and
  $8,800,000 in 1995, respectively. During 1996, LNC Adminis-trative Services entered into a similar agreement with the Company with direct premiums written amounting to $6,200,000. Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

6.ANNUITY RESERVES

  At December 31, 1996, the Company's annuity reserves and de-posit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are sum-marized as follows:

                                                           Amount      Percent
                                                              ----------------
                                                           (in millions)
                                                           -------------------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                           $ 2,971.8     6.0%
   ------------------------------------------------------
     At book value, less surrender charge                     5,228.6    12.0
   ------------------------------------------------------
     At market value                                         22,703.4    51.0
   ------------------------------------------------------  ----------  ------
                                                             30,903.8    69.0
   Subject to discretionary withdrawal without adjustment
    at book value with minimal or no charge or adjustment    10,986.4    25.0
   ------------------------------------------------------
   Not subject to discretionary withdrawal                    2,601.9     6.0
   ------------------------------------------------------
                                                           ----------  ------
   Total annuity reserves and deposit fund                   44,492.1
    liabilities--before reinsurance                                     100.0%
   ------------------------------------------------------
                                                                       ======
   Less reinsurance                                           1,848.8
   ------------------------------------------------------  ----------
   Net annuity reserves and deposit fund liabilities,
    including separate accounts                             $42,643.3
   ------------------------------------------------------  ==========

7.CAPITAL AND SURPLUS

  Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus main-tained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1996, the Company exceeds the RBC requirements.

  The payment of dividends by the Company is limited and can-not be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In 1997, the Company can pay divi-dends of $281,100,000 without prior approval of the Indiana Insurance Commissioner.

8.EMPLOYEE BENEFIT PLANS

  Pension plans
  LNC maintains funded defined benefit pension plans for most of its employees and, prior to January 1, 1995, full-time agents. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The benefits for agents were based on a percentage of each agent's yearly earnings. The plans are funded by contributions to tax-exempt trusts. The Company's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity se-curities, corporate obligations and government bonds.

  All benefits applicable to the funded defined benefit plan for agents were frozen as of December 31, 1994. The curtail-ment of this plan did not have a significant effect on net pension cost for 1994. Effective January 1, 1995, pension benefits for agents have been provided by a new defined

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  contribution plan. Contributions to this plan will be based on 2.3% of an agent's earnings up to the social security wage base and 4.6% of any excess.

  LNC also administers two types of unfunded, non-qualified, defined benefit plans for certain employees and agents. A supplemental retirement plan provides employees and agents defined benefit pension benefits in excess of limits imposed by Federal tax law. A salary continuation plan provides cer-tain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

  The status of the funded defined benefit pension plans and the amounts recognized in the balance sheets are as follows:

                                                          December 31
                                                          1996
                                                          -------  1995
                                                          (in millions)
                                                          ----------------
   Actuarial present value of benefit obligation:
   Vested benefits                                        $(156.9) $(146.1)
  -------------------------------------------------------------------------
   Nonvested benefits                                        (6.0)    (7.7)
  -------------------------------------------------------------------------
                                                          -------  -------
   Accumulated benefit obligation                          (162.9)  (153.8)
  -------------------------------------------------------------------------
   Effect of projected future compensation increases        (27.9)   (28.5)
  -------------------------------------------------------------------------
                                                          -------  -------
   Projected benefit obligation                            (190.8)  (182.3)
  -------------------------------------------------------------------------
   Plan assets at fair value                                186.1    173.2
  -------------------------------------------------------------------------
                                                          -------  -------
   Projected benefit obligation in excess of plan assets     (4.7)    (9.1)
  -------------------------------------------------------------------------
   Unrecognized net loss                                      4.9      9.3
  -------------------------------------------------------------------------
   Unrecognized prior service cost                            1.4      1.5
  -------------------------------------------------------------------------
                                                          -------  -------
   Prepaid pension costs included in other liabilities    $   1.6  $   1.7
  -------------------------------------------------------------------------
                                                          =======  =======

  The status of the unfunded defined benefit pension plans and the amounts recognized in the balance sheets are as follows:

                                                        December 31
                                                        1996
                                                        -----  1995
                                                        (in
                                                        millions)
                                                        ------------
   Actuarial present value of benefit obligation:
   Vested benefits                                      $(6.6) $(6.4)
  -------------------------------------------------------------------
   Nonvested benefits                                     (.9)  (1.1)
  -------------------------------------------------------------------
                                                        -----  -----
   Accumulated benefit obligation                        (7.5)  (7.5)
  -------------------------------------------------------------------
   Effect of projected future compensation increases     (1.1)  (1.7)
  -------------------------------------------------------------------
                                                        -----  -----
   Projected benefit obligation                          (8.6)  (9.2)
  -------------------------------------------------------------------
   Unrecognized net loss (gain)                           (.1)    .9
  -------------------------------------------------------------------
   Unrecognized prior service cost                         .2     .3
  -------------------------------------------------------------------
                                                        -----  -----
   Accrued pension costs included in other liabilities  $(8.5) $(8.0)
  -------------------------------------------------------------------
                                                        =====  =====

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  The determination of the projected benefit obligation for the defined benefit plans was based on the following assump-tions:

                                                                            December 31
                                                                            1996   1995   1994
                                                               ---------------------------
     Weighted-average discount rate                                         7.0%     7.0%   8.0%
     ----------------------------------------------------------------------
     Rate of increase in compensation:
     ----------------------------------------------------------------------
     Salary continuation plan                                               5.5      6.0    6.5
     ----------------------------------------------------------------------
     All other plans                                                        4.5      5.0    5.0
     ----------------------------------------------------------------------
     Expected long-term rate of return on plan assets                       9.0      9.0    9.0
     ----------------------------------------------------------------------

  The components of net pension cost for the defined benefit pension plans are as follows:

                                                                            Year ended
                                                                            December 31
                                                                            1996   1995   1994
                                                               ---------------------------
   Service cost--benefits earned during the year                            $ 5.2  $ 4.1  $ 7.9
   ------------------------------------------------------------------------
   Interest cost on projected benefit obligation                             12.9   11.9   11.6
   ------------------------------------------------------------------------
   Actual return on plan assets                                             (17.5) (32.0)   4.2
   ------------------------------------------------------------------------
   Net amortization (deferral)                                                3.1   20.3  (16.7)
   ------------------------------------------------------------------------ -----  -----  -----
   Net pension cost                                                         $ 3.7  $ 4.3  $ 7.0
   ------------------------------------------------------------------------ =====  =====  =====

  401K PLAN

  LNC and the Company sponsor contributory defined contribu-tion plans for eligible employees and agents. The Company's contributions to the plans are equal to each participant's pre-tax contribution, not to exceed 6% of base pay, multi-plied by a percentage ranging from 25% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Expense for these plans amounted to $9,300,000, $6,700,000 and $11,200,000 in 1996, 1995 and
  1994, respectively.

  POSTRETIREMENT MEDICAL AND LIFE INSURANCE BENEFIT PLANS

  LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for the Company 10 to 15 years and attained age 55 to
  60. Medical benefits are also available to spouses and other dependents of employees and agents. For medical benefits, limited contributions are required from individuals retired prior to November 1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. The life insurance benefits are noncontributory, although par-ticipants can elect supplemental contributory benefits.

  The status of the postretirement medical and life insur-ance benefit plans and the amounts recognized in the bal-ance sheets are as follows:

                                                                             December 31
                                                                             1996    1995
                                                                --------------------------
                                                                             (in millions)
                                                                             --------------
   Accumulated postretirement benefit obligation:
    Retirees                                                                 $(32.4) $(37.9)
    ------------------------------------------------------------------------
    Fully eligible active plan participants                                    (8.2)   (8.7)
    ------------------------------------------------------------------------ ------  ------
    Accumulated postretirement benefit obligation                             (40.6)  (46.6)
    ------------------------------------------------------------------------
    Unrecognized net loss (gain)                                               (7.0)     .8
    ------------------------------------------------------------------------ ------  ------
    Accrued plan cost included in other liabilities                          $(47.6) $(45.8)
    ------------------------------------------------------------------------ ======  ======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
8.EMPLOYEE BENEFIT PLANS CONTINUED

  The components of periodic postretirement benefit cost are as follows:

                                                                            Year ended
                                                                            December 31
                                                                            1996  1995  1994
                                                           ---------------------------------
                                                                            (in millions)
                                                                            ----------------
   Service cost                                                             $1.3  $1.1  $1.4
   ------------------------------------------------------------------------
   Interest cost                                                             2.7   3.0   3.1
   ------------------------------------------------------------------------
   Amortized cost (credit)                                                   (.5)  (.4)   .1
   ------------------------------------------------------------------------ ----  ----  ----
   Net periodic postretirement benefit cost                                 $3.5  $3.7  $4.6
   ------------------------------------------------------------------------ ====  ====  ====

  The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of in-crease in the per capita cost of covered benefits (i.e., health care cost trend rate) of 8.5% for 1997. It further assumes the rate will gradually decrease to 5.0% by 2005 and remain at that level. The health care cost trend rate as-sumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 by $1,900,000 and $2,100,000, respective-
  ly. The aggregate of the estimated service and interest cost components of net periodic postretirement benefit cost for the year ended December 31, 1996 would increase by $184,000. The calculation assumes a long-term rate of increase in com-pensation of 4.5% and 5.0% at December 31, 1996 and 1995, respectively. The weighted-average discount rate used in de-termining the accumulated postretirement benefit obligation was 7.0% for both December 31, 1996 and 1995.

9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES

  DISABILITY INCOME POLICIES
  The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1996 and 1995 is a net liability of $572,000,000 and $503,800,000, respectively. This liability is based on the assumption that the recent experience will continue in the fu-ture. If incidence levels or claim termination rates vary significantly from these assumptions, adjustments to reserves may be required in the fu-ture. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company. The Company con-tinually reviews and updates the level of these reserves.

  During the fourth quarter of 1995, the Company completed an in-depth review of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will continue in the future, net income decreased by $15,200,000 as a result of strengthen-ing the disability income reserve.

  MARKETING AND COMPLIANCE ISSUES
  Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with poli-cies that were less advantageous to the policyholder. The Company's manage-ment continues to monitor the Company's sales materials and compliance pro-cedures and is making an extensive effort to minimize any potential liabil-ity. However, due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential out-comes at this time.

  GROUP PENSION ANNUITIES
  The liabilities for guaranteed interest and group pension annuity con-tracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these li-abilities. Due to the very long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that fu-ture cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  INSURANCE CEDED AND ASSUMED
  The Company cedes insurance to other companies, including certain affili-ates. The portion of risks exceeding the Company's retention limit is rein-sured with other insurers. Industry regulations prescribe the maximum cov-erage that the Company can retain on an individual insured. As of December 31, 1996, the Company's maximum retention on a single insured was $3,000,000. To cover products other than life insurance, the Company ac-quires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums and benefits and settlement expenses, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agree-ments.

  The Company assumes insurance from other companies, including certain af-filiates. At December 31, 1996, the Company has provided $17,200,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receiv-ables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

  VULNERABILITY FROM CONCENTRATIONS
  At December 31, 1996, the Company did not have a concentration of: 1) busi-ness transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of la-bor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  not materially affect the financial position of the Company.

  LEASES
  The Company leases its home office properties. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. In addition, the Company has the option to purchase the leased properties at fair value as defined in the agreements on the last day of the initial 25 year lease pe-riod ending in 2009 or on the last day of any of the renewal periods.

  Total rental expense on operating leases in 1996, 1995 and 1994 was $26,400,000, $22,500,000 and $20,600,000, respectively. Future minimum rental commitments are as follows (in millions):

    1997        $ 17.5
    1998          17.1
    1999          17.4
    2000          16.9
    2001          17.2
    Thereafter   151.6
                ------
                $237.7
                ======

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  OTHER CONTINGENCY MATTERS
  The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceed-ings ultimately will be resolved without materially affecting the financial position or results of operations of the Company.

  The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabili-tated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

  REINSURANCE
  The regulatory required liability for unsecured reserves ceded to unautho-rized reinsurers was $4,300,000 and $5,600,000 at December 31, 1996 and 1995, respectively.

  GUARANTEES
  The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks, shown in notional or contract amounts, are as follows:

                                                   Notional or
                                                   Contract Amounts
                                                   -----------------
                                                   December 31
                                                   -----------------
                                                   1996     1995
                                          --------------------
                                                   (in millions)
                                                   -----------------
    Mortgage loan pass-through certificates        $   50.3 $   63.6
    Real estate partnerships                             .5      3.3
                                                   -------- --------
                                                   $   50.8 $   66.9
                                                   ======== ========

  The Company has invested in real estate partnerships that use conventional mortgage loans. In some cases, the terms of these arrangements involve guarantees by each of the partners to indemnify the mortgagor in the event a partner is unable to pay its principal and interest payments. In addi-tion, the Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repur-chase any mortgage loans which remain delinquent for 90 days at a repur-chase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1996 and 1995.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED

  DERIVATIVES
  The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit ex-posure. The Company has entered into derivative transac-tions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. Government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives;
  however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                Assets (Liabilities)
                                                ------------------------------
                              Notional or       Carrying Fair   Carrying Fair
                              contract amounts  value    value  value    value
                                 ---------------------------------------------
                              December 31       December 31     December 31
                              1996     1995     1996     1996   1995     1995
                                 ---------------------------------------------
                              (in millions)
                              ------------------------------------------------
   Interest rate
    derivatives:
    Interest rate cap
     agreements               $5,500.0 $5,110.0  $20.8   $ 8.2   $22.7   $5.3
    Spread-lock agreements          --    600.0     --      --     (.9)   (.9)
    Swaptions                    672.0       --   11.0    10.6      --     --
    Financial futures
     contracts                   147.7       --   (2.4)   (2.4)     --     --
    Interest rate swaps             --      5.0     --      --      .2     .2
                              -------- --------  -----   -----   -----   ----
                               6,319.7  5,715.0   29.4    16.4    22.0    4.6
   Foreign currency
    derivatives:
    Foreign exchange forward
     contracts                   251.5     15.7     .2     (.2)    (.6)   (.6)
    Foreign currency options      43.9     99.2     .6      .4     1.9    1.4
    Foreign currency swaps        15.0     15.0     --    (2.1)     .4     .4
                              -------- --------  -----   -----   -----   ----
                                 310.4    129.9     .8    (1.9)    1.7    1.2
                              -------- --------  -----   -----   -----   ----
                              $6,630.1 $5,844.9  $30.2   $14.5   $23.7   $5.8
                              ======== ========  =====   =====   =====   ====

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND CONTINGENCIES CONTINUED


  A reconciliation and discussion of the notional or contract amounts for the significant programs using derivative agree-ments and contracts at December 31 is as follows:

                            Interest Rate Caps    Spread Locks          Swaptions
                              ----------------------------------------------------------------------
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
                            (in millions)
                            ----------------------------------------------------------------
   Balance at beginning of
    year                    $ 5,110.0  $ 4,400.0  $   600.0  $ 1,300.0  $      --  $      --
   New contracts                390.0      710.0       15.0      800.0      672.0         --
   Terminations and                --         --     (615.0)  (1,500.0)        --         --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $ 5,500.0  $ 5,110.0  $      --  $   600.0  $   672.0  $      --
                            =========  =========  =========  =========  =========  =========
                            Financial Futures
                            ------------------------------------------
                            Contracts             Options               Interest Rate Swaps
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
   Balance at beginning of
    year                    $      --  $   382.5  $      --  $      --  $     5.0  $      --
   New contracts              7,918.8      810.5         --      181.6         --         --
   Terminations and          (7,771.1)  (1,193.0)        --     (181.6)      (5.0)        --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $   147.7  $      --  $      --  $      --  $      --  $      --
                            =========  =========  =========  =========  =========  =========
                            Foreign Currency Derivatives
                              ----------------------------------------------------------------------
                            Foreign Exchange      Foreign Currency      Foreign
                            Forward Contracts     Options               Currency Swaps
                            1996       1995       1996       1995       1996       1995
                              ----------------------------------------------------------------------
                            (in millions)
                            ----------------------------------------------------------------
   Balance at beginning of
    year                    $    15.7  $    21.2  $    99.2  $      --  $    15.0  $      --
   New contracts                406.9      131.2    1,168.8      356.6         --       15.0
   Terminations and            (171.1)    (136.7)  (1,224.1)    (257.4)        --         --
    maturities              ---------  ---------  ---------  ---------  ---------  ---------
   Balance at end of year   $   251.5  $    15.7  $    43.9  $    99.2  $    15.0  $    15.0
                            =========  =========  =========  =========  =========  =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED
9.RESTRICTIONS, COMMITMENTS AND
  CONTINGENCIES CONTINUED

  INTEREST RATE CAPS
  The interest rate cap agreements, which expire in 1997 through 2003, enti-tle the Company to receive payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the ef-fect of fluctuating interest rates. The premium paid for the interest rate caps is included in other assets ($20,800,000 as of December 31, 1996) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

  SWAPTIONS
  Swaptions, which expire in 2002, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference be-tween the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect the assets supporting its annuity line of business from the effect of fluctuating interest rates. The premium paid for the swaptions is in-cluded in other assets ($11,000,000 as of December 31, 1996) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

  SPREAD LOCKS
  Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified U.S. Treasury note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity U.S. Treasury security and the price sensitivity of the swap at that time. It is ex-pressed in dollars-per-basis point. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

  FINANCIAL FUTURES
  The Company uses exchange-traded financial futures contracts and options on those financial futures to hedge against interest rate risks and to manage duration of a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. Op-tions on financial futures give the Company the right, but not the obliga-tion, to assume a long or short position in the underlying futures at a specified price during a specified time period.

  FOREIGN CURRENCY DERIVATIVES
  The Company uses a combination of foreign exchange forward contracts, for-eign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified fu-ture date.

  ADDITIONAL DERIVATIVE INFORMATION
  Expenses for the agreements and contracts described above amounted to $6,900,000 and $5,600,000 in 1996 and 1995, respectively. Deferred losses of $37,600,000 as of December 31, 1996, were the result of: 1) terminated and expired spread-lock agreements; and 2) financial futures contracts. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such secu-rities.

  The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, foreign exchange forward contracts, for-eign currency options and foreign currency swaps. However, the Company does not anticipate nonperformance by any of these counterparties. The credit risk associated with such agreements is minimized by purchasing such agree-ments from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1996, the exposure was $17,500,000.

10.FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Ac-

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  cordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

  BONDS
  Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values ob-tained from independent pricing services. In the case of private place-ments, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of affiliated common stocks are based on quoted market prices.

  MORTGAGE LOANS ON REAL ESTATE
  The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income when compared to the expected yield for mortgages having sim-ilar characteristics. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service cov-erage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loan are measured based on: 1) the present value of expected future cash flows discounted at the loan's effective in-terest rate; 2) the loan's market price; or 3) the fair value of the col-lateral if the loan is collateral dependent.

  POLICY LOANS
  The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consis-tent with the maturity durations assumed. These durations were based on historical experience.

  OTHER INVESTMENTS AND CASH AND INVESTED CASH
  The carrying value for assets classified as other investments and cash and invested cash in the accompanying balance sheet approximates their fair value.

  INVESTMENT-TYPE INSURANCE CONTRACTS
  The balance sheet captions, "Future Policy Benefits and Claims" and "Other Policyholder Funds," include investment-type insurance contracts (i.e., de-posit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guar-anteed interest and similar contracts are based on their approximate sur-render values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities consistent with those remaining for the contracts being valued.

  The remainder of the balance sheet captions "Future Policy Benefits and Claims" and "Other Policyholder Funds," that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate con-clusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabili-ties defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insur-ance contract liabilities.

  SHORT-TERM DEBT
  Fair values of short-term debt approximates carrying values.

  GUARANTEES
  The Company's guarantees include guarantees related to real estate partner-ships and mortgage loan pass-through certificates. Based on historical per-formance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

  DERIVATIVES
  The Company's derivatives include interest rate cap agreements, swaptions, spread-lock agreements, foreign currency exchange contracts, financial futures contracts, options on financial futures, interest rate swaps, call options, foreign currency options and foreign currency swaps.

  Fair values for derivative contracts are based on current settlement val-ues. These values are based on: 1) quoted market prices for the foreign currency exchange contracts, financial future contracts, and options on fi-nancial futures; and 2) brokerage quotes that utilized pricing models or formulas using current assumptions for all other swaps and agreements.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  INVESTMENT COMMITMENTS
  Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real es-tate are based on the difference between the value of the committed invest-ments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commit-ments.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

10.FAIR VALUE OF FINANCIAL INSTRUMENTS
  CONTINUED

  The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                             December 31
                                             ----------------------------------------------
                                             1996                    1995
                                             ----------------------  ----------------------
                                             Carrying    Fair        Carrying    Fair
   Assets (Liabilities)                      value       value       value       value
   ----------------------------------------  ----------  ----------  ----------  ----------
                                             (in millions)
                                             ----------------------------------------------
   Bonds                                     $ 19,389.6  $ 20,194.4  $ 17,729.7  $ 19,184.7
   ----------------------------------------
   Preferred stock                                239.7       248.5        89.9       103.6
   ----------------------------------------
   Unaffiliated common stock                      358.3       358.3       535.5       535.5
   ----------------------------------------
   Mortgage loans on real estate                2,976.7     3,070.9     2,909.7     3,081.9
   ----------------------------------------
   Policy loans                                   626.5       612.7       515.8       504.0
   ----------------------------------------
   Other investments                              282.7       282.7       248.0       248.0
   ----------------------------------------
   Cash and short-term investments                759.2       759.2       780.9       780.9
   ----------------------------------------
   Investment type insurance contracts:
   ----------------------------------------
    Deposit contracts and certain
    guaranteed interest contracts             (17,871.6)  (17,333.0)  (15,586.7)  (15,046.0)
   ----------------------------------------
    Remaining guaranteed interest and
    similar contracts                          (1,799.7)   (1,835.4)   (2,261.1)   (2,340.4)
   ----------------------------------------
   Short-term debt                               (100.0)     (100.0)      (63.0)      (63.0)
   ----------------------------------------
   Derivatives                                     26.5        13.8        23.7         5.8
   ----------------------------------------
   Investment commitments                            --         (.6)         --         (.8)
   ----------------------------------------

11.ACQUISITIONS AND SALES OF SUBSIDIARIES

  The Company sold its 100% interest in two subsidiaries--Se-curity Connecticut Life Insurance Company ("SCL") and Em-ployers Health Insurance Company ("EHI"). SCL was sold through a public offering of stock in January 1994. This transaction resulted in a realized gain of $90,000,000 and a direct increase in surplus of $24,000,000. Net of expenses, the Company received cash of $172,000,000 and notes of $65,000,000.

  EHI was also sold through public offerings in March and April 1994. LNC purchased 29% of the stock of the new pub-licly traded holding company from LNL. Prior to the sale, the Company received a $50,000,000 dividend in the form of a note. The sale transaction resulted in a realized gain of $133,000,000 and a direct reduction in surplus of $21,000,000 due to release of unrealized gain amounts, for a net surplus increase of $112,000,000. Net of expenses, the Company received cash of $348,000,000.

  In October 1996, the Company and its wholly owned subsidiary purchased a block of group tax qualified annuity business from UNUM Corporation. The transaction was completed in the form of a reinsurance transaction, which resulted in a ced-ing commission of $71,800,000. The ceding commission has been recorded as admissible goodwill of $62,300,000, which is to be amortized on a straight-line basis over 10 years. The Company's subsidiary was required by the New York De-partment of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

  In its previously-filed 1996 NAIC Annual Statement, the Com-pany recorded the ceding commission as a nonadmitted asset, which was charged directly to unassigned surplus. According-ly, unassigned surplus was understated at December 31, 1996 by $62,300,000, net of amortization in 1996. In 1997, man-agement will correct its opening balance of unassigned sur-plus in its NAIC Annual Statement.

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

  The balance sheets include reinsurance balances with affiliated companies as follows:

                                                         December 31
                                                         1996     1995
                                                         -------- --------
                                                         (in millions)
                                                         -----------------
   Future policy benefits and claims assumed             $  312.7 $  344.8
   Future policy benefits and claims ceded                  891.8  1,344.5
   Amounts recoverable on paid and unpaid losses             31.2     65.9
   Reinsurance payable on paid losses                         2.7      5.5
   Funds held under reinsurance treaties--net liability   1,062.4    712.3

  Substantially all reinsurance ceded to affiliated companies is with unau-thorized companies. To take a reserve credit for such reinsurance, the Com-pany holds assets from the reinsurer, including funds held under reinsur-ance treaties, and is the beneficiary on letters of credit aggregating $314,200,000 and $306,800,000 at December 31, 1996 and 1995, respectively.
  At December 31, 1996 and 1995, LNC had guaranteed $239,200,000 and $241,400,000, respectively, of these letters of credit. At December 31, 1996, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $135,700,000 for statutory surplus relief received under financial reinsurance ceded agreements.

13. SEPARATE ACCOUNTS

  Separate account assets and liabilities reported in the accompanying bal-ance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist primarily of long-term bonds, common stocks, short-term investments and mutual funds. The de-tailed operations of the separate accounts are not included in the accompa-nying financial statements. Fees charged on separate account policyholder deposits are included in other income.

  Separate account premiums, deposits and other considerations amounted to $4,148,700,000, $3,068,200,000 and $2,694,700,000 in 1996, 1995 and 1994,
  respectively. Reserves for separate accounts with assets at fair value were $23,047,800,000 and $17,891,400,000 at December 31, 1996 and 1995, respec-
  tively. All reserves are subject to discretionary withdrawal at market val-ue. Substantially all of the Company's separate accounts are nonguaranteed.
12. TRANSACTIONS WITH AFFILIATES

  A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional of-fices. For providing these selling and marketing services, the Company paid LFGI override commissions and operating expense allowances of $56,300,000, $43,300,000 and $41,200,000 in 1996, 1995 and 1994, respectively. LFGI in-
  curred expenses of $15,700,000, $10,400,000 and $10,700,000 in 1996, 1995
  and 1994, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not re-quired to reimburse.

  Cash and short-term investments at December 31, 1996 and 1995 include the Company's participation in a short-term investment pool with LNC of $175,100,000 and $324,000,000, respectively. Related investment income amounted to $15,300,000, $21,100,000 and $16,100,000 in 1996, 1995 and
  1994, respectively. Other liabilities at December 31, 1996 and 1995 include $100,000,000 of notes payable to LNC.

  The Company provides services to and receives services from affiliated com-panies which resulted in a net payment of $34,100,000 and $24,900,000 in 1996 and 1995, respectively.

  The Company both cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statement of income includes reinsurance transactions with affiliated companies as follows:

                      Year ended
                      December 31
                      1996   1995   1994
                      ------ ------ ------
                      (in millions)
                      --------------------
   Insurance assumed  $ 17.9 $ 17.6 $ 19.8
   Insurance ceded     302.8  214.4  481.3

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS CONTINUED

13. SEPARATE ACCOUNTS CONTINUED

  A reconciliation of transfers to (from) separate accounts are as follows:

                                                  Year ended
                                                  December 31
                                                  1996        1995
                    ----------------------------------------------------
                                                  (in millions)
                                                  ---------------------
   Transfers as reported in the Summary of
   Operations of various Separate Accounts:
    Transfers to separate accounts                $ 4,149.6   $ 3,070.2
    Transfers from separate accounts               (2,058.5)   (1,457.8)
                                                  ---------   ---------
   Net transfer to separate accounts as reported
   in the Company's NAIC Annual Statement         $ 2,091.1   $ 1,612.4
                                                  =========   =========

OTHER FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1996 and 1995, and the related statutory-basis statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1996. These financial state-ments are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or per-mitted by the Indiana Department of Insurance, which practices differ from gen-erally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial posi-tion of The Lincoln National Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln Na-tional Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As described in Note 2, in 1994 the Company changed its method of accounting for separate account contracts.

                                    /s/ Ernst & Young LLP

February 6, 1997

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA

DECEMBER 31, 1996 (IN MILLIONS)

Investment income earned:
  Government bonds                                            $   74.6
  ---------------------------------------------------------------------
  Other bonds (unaffiliated)                                   1,367.6
  ---------------------------------------------------------------------
  Preferred stocks (unaffiliated)                                  9.6
  ---------------------------------------------------------------------
  Common stocks (unaffiliated)                                     6.5
  ---------------------------------------------------------------------
  Common stocks of affiliates                                      9.5
  ---------------------------------------------------------------------
  Mortgage loans                                                 269.3
  ---------------------------------------------------------------------
  Real estate                                                    114.4
  ---------------------------------------------------------------------
  Premium notes, policy loans and liens                           35.0
  ---------------------------------------------------------------------
  Cash on hand and on deposit                                      0.9
  ---------------------------------------------------------------------
  Short-term investments                                          48.0
  ---------------------------------------------------------------------
  Other invested assets                                           17.6
  ---------------------------------------------------------------------
  Derivative instruments                                          (6.3)
  ---------------------------------------------------------------------
  Aggregate write-ins for investment income                       11.1
  ----------------------------------------------------------- --------
Gross investment income                                       $1,957.8
------------------------------------------------------------- ========
Real estate owned (cost, less encumbrances)                   $  621.3
------------------------------------------------------------- ========
Mortgage loans (unpaid balance):
  Farm mortgages                                              $    1.1
  ---------------------------------------------------------------------
  Residential mortgages                                            3.7
  ---------------------------------------------------------------------
  Commercial mortgages                                         2,971.9
  ----------------------------------------------------------- --------
Total mortgage loans                                          $2,976.7
------------------------------------------------------------- ========
Mortgage loans by standing (unpaid balance):
  Good standing                                               $2,922.1
  ----------------------------------------------------------- ========
  Good standing with restructured terms                       $   39.6
  ----------------------------------------------------------- ========
  Interest overdue more than three months, not in foreclosure $     --
  ----------------------------------------------------------- ========
  Foreclosure in process                                      $   14.9
  ----------------------------------------------------------- ========
Other long-term assets (statement value)                      $  248.1
------------------------------------------------------------- ========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Bonds and stocks of parent, subsidiaries and affiliates (cost):
  Common stocks                                                  $    194.0
  -------------------------------------------------------------  ==========
Bonds and short-term investments by class and maturity:
 Bonds by maturity (statement value):
  Due within one year or less                                    $  1,618.0
  -------------------------------------------------------------
  Over 1 year through 5 years                                       5,928.1
  -------------------------------------------------------------
  Over 5 years through 10 years                                     6,025.9
  -------------------------------------------------------------
  Over 10 years through 20 years                                    3,670.6
  -------------------------------------------------------------
  Over 20 years                                                     2,860.4
  -------------------------------------------------------------  ----------
Total by maturity                                                $ 20,103.0
---------------------------------------------------------------  ==========
 Bonds by class (statement value):
  Class 1                                                        $ 14,013.7
  -------------------------------------------------------------
  Class 2                                                           4,504.1
  -------------------------------------------------------------
  Class 3                                                             807.6
  -------------------------------------------------------------
  Class 4                                                             705.9
  -------------------------------------------------------------
  Class 5                                                              71.4
  -------------------------------------------------------------
  Class 6                                                               0.3
  -------------------------------------------------------------  ----------
Total by class                                                   $ 20,103.0
---------------------------------------------------------------  ==========
Total bonds publicly traded                                      $ 16,520.3
---------------------------------------------------------------  ==========
Total bonds privately placed                                     $  3,582.7
---------------------------------------------------------------  ==========
Preferred stocks (cost or amortized cost)                        $    239.7
---------------------------------------------------------------  ==========
Unaffiliated common stocks (market value)                        $    358.3
---------------------------------------------------------------  ==========
Short-term investments (cost or amortized cost)                  $    713.4
---------------------------------------------------------------  ==========
Financial options and caps owned (statement value)               $     32.2
---------------------------------------------------------------  ==========
Financial options and caps written (statement value)             $      0.3
---------------------------------------------------------------  ==========
Swap and forward agreements open (statement value)               $      0.2
---------------------------------------------------------------  ==========
Futures contracts open (current value)                           $    161.2
---------------------------------------------------------------  ==========
Cash on deposit                                                  $     45.8
---------------------------------------------------------------  ==========
Life insurance in-force:
  Ordinary                                                       $     97.9
  -------------------------------------------------------------  ==========
  Group life                                                     $     31.4
  -------------------------------------------------------------  ==========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Amount of accidental death insurance in-force under ordinary policies                            $     4.9
-----------------------------------------------------------------------------------------------  =========
Life insurance policies with disability provisions in-force:
  Ordinary                                                                                       $     4.9
  ---------------------------------------------------------------------------------------------  =========
  Group life                                                                                     $    12.9
  ---------------------------------------------------------------------------------------------  =========
Supplementary contracts in-force:
Ordinary--not involving life contingencies:
  Amount on deposit                                                                              $      --
  ---------------------------------------------------------------------------------------------  =========
  Income payable                                                                                 $     3.2
  ---------------------------------------------------------------------------------------------  =========
Ordinary--involving life contingencies:
  Income payable                                                                                 $     0.9
  ---------------------------------------------------------------------------------------------  =========
Group--not involving life contingencies:
  Income payable                                                                                 $      --
  ---------------------------------------------------------------------------------------------  =========
Group--involving life contingencies:
  Income payable                                                                                 $     0.9
  ---------------------------------------------------------------------------------------------  =========
Annuities:
Ordinary:
  Immediate--amount of income payable                                                            $    68.4
  ---------------------------------------------------------------------------------------------  =========
  Deferred--fully paid account balance                                                           $     0.6
  ---------------------------------------------------------------------------------------------  =========
  Deferred--not fully paid account balance                                                       $   326.6
  ---------------------------------------------------------------------------------------------  =========
Group:
  Amount of income payable                                                                       $      --
  ---------------------------------------------------------------------------------------------  =========
  Fully paid account balance                                                                     $      --
  ---------------------------------------------------------------------------------------------  =========
  Not fully paid account balance                                                                 $    78.1
  ---------------------------------------------------------------------------------------------  =========
Accident and health insurance--premiums in-force:
  Ordinary                                                                                       $   180.6
  ---------------------------------------------------------------------------------------------  =========
  Group                                                                                          $    97.1
  ---------------------------------------------------------------------------------------------  =========
Deposit funds and dividend accumulations:
  Deposit funds account balance                                                                  $17,456.6
  ---------------------------------------------------------------------------------------------  =========
  Dividend accumulations--account balance                                                        $   114.7
  ---------------------------------------------------------------------------------------------  =========

LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA CONTINUED

DECEMBER 31, 1996 (IN MILLIONS)

Claim payments 1996:
Group Accident and Health:

   1996   $ 9.4
          =====
  --------------
   1995   $ 3.1
          =====
  --------------
   1994   $ 0.1
          =====
  --------------
   1993   $  --
          =====
  --------------
   1992   $(0.1)
          =====
  --------------
   Prior  $  --
          =====
  --------------

LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTE TO SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA

NOTE--BASIS OF PRESENTATION
The accompanying schedule presents selected statutory-basis financial data as of December 31, 1996 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General Section of the National Association of Insurance Commissioners' Annual Statement Instruc-tions and agrees to or is included in the amounts reported in The Lincoln Na-tional Life Insurance Company's 1996 Statutory Annual Statement as filed with the Indiana Department of Insurance.

REPORT OF INDEPENDENT AUDITORS ON
OTHER FINANCIAL INFORMATION

Board of Directors
The Lincoln National Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory-basis financial data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our au-dit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in rela-tion to the statutory-basis financial statements taken as a whole.

                                    /s/ Ernst & Young LLP

February 6, 1997

                This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS
     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)
OF THE INVESTMENT COMPANY ACT OF 1940
     Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln National Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 119 pages.


The undertaking to file reports.

The representation pursuant to Section 26(e)(2)A of the Investment Company Act of 1940

The signatures.

Written Consents of the following persons:

     John L. Steinkamp, Esquire
     Denis G. Schwartz, FSA
     Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    (1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.*

    (2)  Not applicable.

    (3)  (a)  Not applicable.

         (b)  Not applicable.

         (c)  Commission Schedule.

    (4)  Not applicable.

    (5)  Form of Policy.

    (6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.*

         (b)  By-Laws of The Lincoln National Life Insurance Company.*

    (7)  Not applicable.

    (8)  Proposed Form of Agreement to Purchase Shares.*

    (9) Proposed form of Indemnification Agreement related to compliance with IRC Section 817(h) and the regulations thereunder.*

    (9) (a) Services Agreement between Lincoln National Life Insurance Company, Delaware Management Holding Companies Inc. and Delaware Services Company, Inc. dated Aug. 15, 1996.

    (10) See Exhibit 1(5).

2.  See Exhibit 1(5)

3. Opinion and Consent of John L. Steinkamp, Vice President and Associate General Counsel of The Lincoln National Life Insurance Company.*

4.  Not applicable.

5.  Not applicable.

6.  Opinion and Consent of Denis G. Schwartz, FSA, Assistant Vice President

7.  Consent of Ernst & Young LLP, Independent Auditors.

8.  Financial Data Schedule

____________________________________________________________________________
*Previously filed as an exhibit to the registration statement.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln National Flexible Premium Variable Life Account F, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Wayne, State of Indiana on this 24th day of April, 1997.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                on its own behalf as Depositor and on behalf of
           LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

                      By: /s/ Stephen H. Lewis
                          ---------------------------------------
                          Stephen H. Lewis, Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                           Title                           Date
       ---------                           -----                           ----

/s/ Jon A. Boscia              Chief Executive Officer, President     April 24, 1997
--------------------------     and Director (Principal Executive
Jon A. Boscia                  Officer)


/s/ Keith J. Ryan              Vice President, Assistant              April 24, 1997
--------------------------     Treasurer and Chief Financial Officer
Keith J. Ryan                  (Principal Financial Officer)


/s/ O. Douglas Worthington     Vice President and Controller          April 24, 1997
--------------------------     (Principal Accounting Officer)
O. Douglas Worthington


/s/ Jack D. Hunter             Executive Vice President, General      April 24, 1997
--------------------------     Counsel and Director
Jack D. Hunter


                               Director                               __________, 1997
--------------------------
H. Thomas McMeekin


*                              Director                               April 24, 1997
--------------------------
Ian M. Rolland


                               Director and Executive                 __________, 1997
--------------------------     Vice President
Lawrence T. Rowland


/s/ Richard C. Vaughan         Director                               April 24, 1997
--------------------------
Richard C. Vaughan


* /s/ John L. Steinkamp
--------------------------     pursuant to a Power-of-Attorney filed
John L. Steinkamp              with Post-Effective Amendment No. 3 to this
                               Registration Statement.